                                                                   EXHIBIT 10.17

                       ELECTRIC ENERGY PURCHASE AGREEMENT


                                    between


                            MILESBURG ENERGY, INC.,
                                   as Seller


                                      and


                       WEST PENN POWER COMPANY, as Buyer

                           _________________________


                         Dated as of February 25, 1987

                           _________________________

                                Relating to the
                               Milesburg Project

                               TABLE OF CONTENTS

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                                                                            PAGE
                                                                            ----
INTRODUCTION AND PARTIES...................................................   1

RECITALS...................................................................   1

I.      SALE AND PURCHASE OF ENERGY

        1.1    Sale and Purchase of Project Energy.........................   2
        1.2    Purchase Price..............................................   2
        1.3    Buyer's Right to Suspend Purchases
                 Under Certain Circumstances...............................   3
        1.4    Force Majeure Affecting Seller..............................   4


II.     CONSTRUCTION AND FINANCING OF THE PROJECT

        2.1    Construction of the Project.................................   5
        2.2    Interconnection.............................................   8
        2.3    Buyer's Action for Its Own Protection Only..................   9
        2.4    Financing of the Project....................................   9


III.    OPERATION AND MAINTENANCE OF THE PROJECT

        3.1    Characteristics of Electric Power and
                 the Delivery Thereof......................................  10
        3.2    Compliance with Laws; Contest...............................  10
        3.3    Fuel Stockpiling............................................  11
        3.4    Maintenance and Repair......................................  11
        3.5    Operation...................................................  12
        3.6    Access; Financial Records;
                 Operating Budget; Etc.....................................  13
        3.7    Insurance; Damage or Destruction;
                 Condemnation..............................................  14
        3.8    Maintenance of Reserve Fund.................................  14


IV.     METERING AND BILLING

        4.1    Metering Devices............................................  15
        4.2    Sealing of Metering Devices.................................  15
        4.3    Inspection and Testing; Retroactive
                 Adjustments...............................................  15
        4.4    Billing and Payment; Buyer's Records........................  16
        4.5    Buyer's Access to Metering Devices..........................  16
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                                      -i-

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V.      REPRESENTATIONS AND WARRANTIES; CONDITIONS
          PRECEDENT TO SALE AND PURCHASE

        5.1  Representations and Warranties of
               Seller......................................................  17
        5.2  Representations and Warranties of
               Buyer.......................................................  19
        5.3  Conditions Precedent to Buyer's
               Obligations as of Financing
               Closing Date................................................  20
        5.4  Conditions Precedent to Buyer's Obligations
               as of Commencement Date.....................................  22
        5.5  Conditions Precedent to Seller's Obligations
               as of Financing Closing Date................................  24
        5.6  Condition Precedent to Seller's
               Obligations as of Commencement Date.........................  24
        5.7  Condition Precedent to Both Parties'
               Obligations.................................................  25
        5.8  Survival......................................................  25


VI.     DEFAULTS AND REMEDIES

        6.1  Events of Default as to Seller................................  25
        6.2  Rights of Buyer in Case of an Event
               of Default as to Seller.....................................  27
        6.3  Events of Default as to Buyer.................................  28
        6.4  Rights of Seller in Case of an Event of
               Default as to Buyer.........................................  29


VII.    INDEMNIFICATION

        7.1  Seller's Indemnification of Buyer.............................  30
        7.2  Buyer's Indemnification of Seller.............................  31


VIII.   ARBITRATION

        8.1  Compulsory Arbitration........................................  32
        8.2  Performance During Proceeding.................................  33


IX.     DEFINITIONS AND RULES OF CONSTRUCTION

        9.1  Definitions...................................................  33
        9.2  Rules of Construction.........................................  42


X.      MISCELLANEOUS

        10.1   Force Majeure...............................................  43
        10.2   Term of this Agreement......................................  43
        10.3   Survival of Obligations.....................................  44
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                                      -ii-
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                                                                            PAGE
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
        10.4   Confidentiality.............................................   44
        10.5   Further Assurances..........................................   44
        10.6   Specific Performance and Injunctive
                 Relief....................................................   44
        10.7   Entire Agreement; Severability..............................   45
        10.8   Counterparts, Assigns, Governing Law and
                 Amendments................................................   45
        10.9   Assignment..................................................   45
        10.10  Headings....................................................   46
        10.11  Notices.....................................................   46
        10.12  No Implied Waiver...........................................   46
        10.13  No Rights Conferred on Others...............................   46
        10.14  Costs and Expenses..........................................   47
        10.15  PURPA.......................................................   47
        10.16  Limitation of Liability.....................................   47

EXECUTION..................................................................   48

EXHIBIT A - Matters to be Covered by Opinion of
              Varnum, Riddering, Schmidt & Howlett
              (Counsel to Seller)..........................................  A-1

EXHIBIT B - Matters to be Covered by Opinion
              of Reed Smith Shaw & McClay (Counsel
              to Buyer)....................................................  B-1

EXHIBIT C - Computation of Capacity
              Replacement Charge - Example.................................  C-1

EXHIBIT D - Form of Mortgage...............................................  D-1

EXHIBIT E - Form of Recognition Agreement..................................  E-1

          ELECTRIC ENERGY PURCHASE AGREEMENT (this "Agreement") dated as of the 25th day of February, 1987, between MILESBURG ENERGY, INC., a Pennsylvania corporation having its principal place of business at 248 Main Street, Blossburg, Pennsylvania 16912 ("Seller"), and WEST PENN POWER COMPANY, a Pennsylvania corporation having its principal place of business at 800 Cabin Hill Drive, Greensburg, Pennsylvania 15601 ("Buyer").

                                  WITNESSETH:
                                  ----------

          WHEREAS, Seller desires to construct, equip, sell, lease as lessee and operate a waste coal-fired plant consisting of a circulating fluidized bed boiler and related facilities (the "Project") having a maximum design capacity of 36.5 to 43 megawatts and to be located at Buyer's retired Milesburg Power Station in the Borough of Milesburg in Centre County, Pennsylvania;

          WHEREAS, upon completion of construction of the Project and commencement of the operation thereof, Seller desires to sell electric energy generated by the Project to Buyer, and Buyer desires to purchase such electric energy from Seller subject to the terms and conditions set forth herein; and

          WHEREAS, although the Project is to be a "qualifying facility" within the meaning of PURPA (as herein defined), Buyer and Seller have negotiated and reached agreement upon the terms and conditions hereof (including those as to price) by arm's-length negotiations without regard to the specific provisions and requirements of PURPA; and

          WHEREAS, Seller and Buyer also contemplate entering into (i) a Mortgage (as herein defined) making provision for certain matters with respect to the Project and otherwise securing the performance of Seller's obligations hereunder, and (ii) a Recognition Agreement (as herein defined) providing for the rights and obligations of Buyer, Seller, Lessor (as herein defined) and the Project Lender (as herein defined) in the event of default by Seller hereunder or under the Lease (as herein defined) or in the event of certain defaults under the Project Mortgage (as herein defined);

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I
                                   ---------
                          SALE AND PURCHASE OF ENERGY

          Section 1.1.  Sale and Purchase of Project Energy.  (a) From and
          ------------  -----------------------------------
after the Commencement Date Seller shall sell and deliver to Buyer, and from and after the Interconnection Date Buyer shall accept and purchase from Seller, the Project Energy, as, if and when delivered to Buyer's System at the Interconnection, subject only to (i) the maximum Contract Output specified pursuant to Section 1.1(b), (ii) the right of Buyer to suspend purchases of Project Energy as provided in Section 1.3, and (iii) Force Majeure affecting Seller's ability to sell such Project Energy as provided in Section 1.4.

          (b) Seller shall have the right, exercisable by notice to Buyer not later than 30 days after the Commencement Date, to increase the Contract Output from 36.5 megawatthours per hour up to a maximum Contract Output to be specified in such notice of not more than 43 megawatthours per hour.

          (c) The obligation of Seller to sell and deliver, and the obligation of Buyer to accept and purchase, Project Energy pursuant to Section 1.1(a) shall in no event exceed the Contract Output; provided, however, that Seller shall
                                        --------- -------
have the right to sell (in which case Buyer shall be obligated to purchase), and Buyer shall have the right to purchase (in which case Seller shall be obligated to sell), on a weekly basis, any Project Energy in excess of the Contract Output ("Additional Project Energy"). Notwithstanding the foregoing, Buyer shall have the right, in its reasonable discretion and subject to considerations of sound electric utility practice, to interrupt or reduce deliveries of Additional Project Energy in order to adjust said deliveries to operating conditions on Buyer's system. Buyer shall use all reasonable efforts to give Seller notice of each such reduction and of the causes therefor promptly after the occurrence of the same.

          Section 1.2.  Purchase Price.  (a)  Prior to the Commencement Date,
          ------------  --------------
but no earlier than Interconnection Date, Buyer shall pay for the Project Energy delivered to it at a rate per kilowatthour equal to the monthly Variable Energy Cost Rate, actually experienced, as determined monthly by Buyer, for all APS Proxy Units.

          (b) On and after the Commencement Date, Buyer shall pay for the Project Energy delivered to it pursuant to Section 1.1, up to an amount not exceeding the Contract Output, monthly at a rate per kilowatthour equal to the sum of the fixed Capacity Cost Rate plus the Avoided Energy Cost Rate as determined monthly by Buyer, which rate per kilowatthour shall be applied to the Project Energy delivered to Buyer for each Billing Period during the term of this Agreement and (ii) pay for any Additional Project Energy monthly at a rate per kilowatthour equal to the Avoided Energy Cost Rate.

          (c) Notwithstanding anything to the contrary in this Section 1.2, if the Project ceases to be a "qualifying facility" within the meaning of PURPA, Buyer shall pay for any Project Energy tendered to Buyer's System at a rate per kilowatthour equal to the lesser of the rate set forth above or the appropriate rate (expressed in kilowatthours per hour) approved by, and specified in the tariff filed or to be filed by Seller with, the appropriate governmental agency having jurisdiction over Seller with respect to rate making from time to time pursuant to applicable law.

          (d) Notwithstanding anything to the contrary in this Section 1.2, (i) if the average number of kilowatthours per hour of Project Energy delivered to Buyer during the Off-Peak Hours in any Billing Period exceeds the average number of kilowatthours per hour of Project Energy delivered to Buyer during the On-Peak Hours in such Billing Period, Buyer shall not be obligated to pay a Capacity Cost Rate for the number of kilowatthours of Project Energy delivered to Buyer during such Billing Period equal to the product of the amount of such excess times the total number of Off-Peak Hours in such Billing Period and (ii) Buyer shall not be obligated to pay the purchase price specified in this Section
1.2 for that number of kilowatthours of Project Energy delivered to Buyer in any one hour which equals the number of kilowatthours of Internal Energy supplied by Buyer during such hour. At Seller's request Buyer shall supply to Seller Internal Energy and, to the extent the Internal Energy supplied by Buyer during any hour exceeds the Project Energy, if any, delivered to Buyer during such hour, Buyer shall charge Seller for the excess at rates which are just and reasonable and which do not discriminate against Seller. For purposes of this
Section 1.2(d), in determining the average number of kilowatthours per hour of Project Energy delivered to Buyer during any Billing Period, or any portion thereof, any hours (or portions thereof) during which no deliveries of Project Energy were made because of Unavoidable Interruptions shall be excluded. In addition, if deliveries of Project Energy during any Billing Period are reduced below the level that otherwise would have occurred because of Unavoidable Interruptions, then the number of hours equal to the product of the total time (expressed in hours) during which such reduced deliveries occurred multiplied by the reduction in deliveries (expressed as a percentage of the average hourly deliveries of Project Energy during the preceding 12 Billing Periods or portion thereof) shall be excluded.

          Section 1.3.  Buyer's Right to Suspend Purchases Under Certain
          ------------  ------------------------------------------------
Circumstances.
-------------

          (a) Buyer shall have the right to suspend purchases of Project Energy for temporary periods in connection with Scheduled Outages. Buyer shall use all reasonable efforts to give Seller reasonable advance notice, orally or in writing, of each such suspension and of the anticipated duration thereof, and Buyer shall use all reasonable efforts to minimize the frequency and duration of such suspensions.

          (b) If Buyer is unable as a result of a System Emergency to take and use Project Energy as, if and when tendered to it hereunder, Buyer shall use all reasonable efforts to promptly notify Seller, orally or in writing, of the circumstances giving rise to the System Emergency, and during, but no longer than, the continuation of such System Emergency, the obligation of Buyer to purchase Project Energy hereunder shall be suspended to the extent necessitated by the System Emergency. Buyer shall use all reasonable efforts to minimize the duration of any such System Emergency.

          (c) In addition, Buyer shall have the right to suspend purchases of Project Energy, up to an aggregate total of 90 hours in any one calendar year over not more than 20 occasions in such calendar year, in connection with any Minimum Loading Condition. Buyer shall use all reasonable efforts to give Seller reasonable advance notice, orally or in writing, of each such suspension and of the anticipated duration thereof, and shall use all reasonable efforts to minimize the frequency and duration of such suspensions.

          (d) No Project Energy shall be delivered to the Interconnection during any period of suspension pursuant to this Section 1.3. Whenever Buyer shall reasonably determine, under sound electric utility practice, that (i) the Interconnection Facilities are the cause of frequent or prolonged System Emergencies, or (ii) the characteristics of the electric power being delivered by Seller under this Agreement do not comply with the requirements of Section 3.1, then Buyer may disconnect Buyer's System from the Interconnection until such cause has been remedied. Buyer shall use all reasonable efforts to give Seller reasonable advance notice, orally or in writing, of each such disconnection and of the causes therefor and Buyer shall reconnect Buyer's System to the Interconnection when such cause has been remedied.

          Section 1.4.  Force Majeure Affecting Seller.  If Seller is unable
          ------------  ------------------------------
as a result of Force Majeure to deliver Project Energy to Buyer in accordance with the terms of this Agreement or to perform any other obligation hereunder, Seller shall use all reasonable efforts to promptly notify Buyer of the cause or causes constituting such Force Majeure. During, but no longer than, the continuation of such Force Majeure, the obligation of Seller to deliver Project Energy to Buyer in accordance with the terms of this Agreement or to perform any such other obligation shall be suspended to the extent affected by such Force Majeure, but Seller shall use all reasonable efforts to overcome the cause or causes constituting such Force Majeure as provided in Section 10.1 and to resume deliveries of Project Energy to Buyer hereunder or to resume performance of any such other obligation hereunder.

                                   ARTICLE II
                                   ----------
                   CONSTRUCTION AND FINANCING OF THE PROJECT

          Section 2.1.  Construction of the Project.  (a)  Seller shall
          ------------  ---------------------------
proceed with all due diligence to perform or cause to be performed (i) the design, engineering and construction of the Project, and (ii) the placing of the same in service at the Contract Output. The parties currently estimate that with the exercise of such diligence Seller will be able to place the Project in service at the Contract Output on or after January 1, 1990 but no later than March 31, 1990. The Project shall be designed, constructed and completed in a good and workmanlike manner only with materials and equipment of good quality (except that all new and refurbished machinery and equipment shall be of first-rate quality), in such manner as to provide a reasonable likelihood that the useful life of the Project will at least equal the term of this Agreement and strictly in accordance with (i) the Plans and Specifications and accompanying data reviewed by Buyer pursuant to this Section 2.1, (ii) all applicable Legal Requirements, (iii) sound engineering and construction practice and sound electric utility practice, and (iv) such requirements as Buyer may reasonably deem necessary or desirable in order for the Interconnection to Buyer's System to be made in accordance with Section 2.2 and in accordance with sound engineering and electric utility practice (the foregoing standards of design and construction being herein collectively called the "Design and Construction Standard").

          (b) Seller shall diligently enforce all construction contracts with respect to the Project, and shall obtain and maintain with respect to the Project during construction such insurance coverage as is provided in the Project Mortgage.

          (c) Seller shall obtain from the general contractor for the Project a warranty in favor of Seller to the effect that the Project has been constructed in accordance with the Design and Construction Standard and that the Project is free of structural defects; provided, however, that such warranty may exclude
                            --------- -------
any reference to the reasonable likelihood that the useful life of the Project will at least equal the term of this Agreement. In addition, each item of new or refurbished machinery and equipment installed as part of the Project shall be warranted by the manufacturer thereof to be free of defects and to perform in accordance with the Project specifications. Such warranties (which shall be for the benefit of Seller) shall be on such terms as are the best commercially available for projects of similar type and capacity. Seller shall also use all reasonable efforts to obtain such other warranties and guaranties from contractors, vendors and manufacturers with respect to the Project as are the best commercially available for projects of similar type and capacity. If the Project or any item of machinery or equipment installed therein fails to comply with such warranties, Seller shall use all reasonable efforts to enforce or cause to be enforced such warranties.

          (d) Buyer shall have the right to (i) approve in advance all architects, engineers and contractors for the Project, (ii) approve in advance all subcontractors for the Project; provided, however, that if the general
                                    --------- -------
contractor warrants the work to be performed by the subcontractors, Buyer shall only have the right to approve subcontractors for subcontracts in excess of $25,000, (iii) inspect all materials and equipment to be incorporated into the Project, (iv) review all successful bids, bidding instructions, schematic drawings, plans and specifications, contracts, subcontracts and other arrangements for the provision of materials and rendering of services in connection with the construction of the Project, (v) inspect the Project site and all work in progress, wherever located, and (vi) observe initial startup and acceptance testing with respect to the Project. Seller shall provide or cause to be provided to Buyer in a timely manner all construction progress reports, schedules, inspection reports and other similar information in order that Buyer may evaluate the progress of design and construction of the Project. Buyer and, at Buyer's request, Buyer's Consulting Engineer shall be permitted access to meetings of architects, engineers, contractors, subcontractors and Seller regarding the design, engineering and construction of the Project. Seller shall promptly take such actions as are appropriate, and shall cooperate fully with Buyer, in order to implement the foregoing. Buyer shall not unreasonably withhold or delay its response to any matters submitted to it for approval, review, inspection or observation.

          (e) As more specifically provided in Section 2.1(f), Seller shall submit to Buyer, for Buyer's prior review, all Plans and Specifications and budget projections for Project costs, and all changes or amendments to each thereof, and shall make or cause to be made any and all changes to or revisions of such Plans and Specifications and projections as may be reasonably requested by Buyer from time to time in order to conform the design and construction of the Project to the Design and Construction Standard. If Seller shall have complied with the requirements of Section 2.1(f)(ii) and Buyer in its reasonable discretion shall have determined that the design and construction of the Project contemplated by the Plans and Specifications comply in all respects with the Design and Construction Standard, then thereafter Seller (i) shall submit to Buyer, in a timely manner, for its review all proposed changes in such Plans and Specifications and projections in order that Buyer may determine whether such changes conform to the Design and Construction Standard and (ii) shall not make any changes in such Plans and Specifications and projections that cause the same to fail to conform to the Design and Construction Standard. In the event of any such proposal change, Buyer shall be considered to have approved the same in the absence of any notice of disapproval given within 15 days after the receipt by Buyer of such proposed change. Promptly after the same become available, Seller shall furnish to Buyer five sets to each of Buyer and Buyer's Consulting Engineer of the final working drawings and specifications for the Project.

          (f)(i) Within 180 days after the date hereof, but in any event no later than 90 days prior to the Financing Closing Date, Seller shall furnish to Buyer (x) such evidence of the qualifications and financial condition of the architect or engineer selected by Seller to prepare (or supervise the preparation of) the Plans and Specifications as Buyer may reasonably request, together with a description of the scope of the work to be performed by such architect or engineer, and (y) a true and complete copy of Seller's proposed contract with the architect or engineer who shall prepare (or supervise the preparation of) the Plans and Specifications. Buyer may disapprove such architect or engineer or such contract, as the case may be, by notice to Seller given on or before 30 days after the delivery to Buyer of such evidence or of the copy of such contract. The notice of disapproval shall specify the grounds for disapproval. Buyer shall be considered to have approved such architect or engineer or contract, as the case may be, in the absence of any notice of disapproval given within said 30-day period.

          (ii) Within 270 days after the date hereof, but in any event no later than 60 days prior to the Financing Closing Date, Seller shall deliver to Buyer, for Buyer's review, the preliminary construction Plans and Specifications for the Project, which preliminary construction Plans and Specifications shall include without limitation detailed engineering drawings (general arrangement drawings, layout drawings, single and three-line electrical drawings, process and instrumentation drawings, etc.), system descriptions (including operating philosophies covering all possible conditions) and specifications and accepted vendor (technical) proposals for major equipment and services and shall be accompanied by model studies, feasibility studies, computer analyses, power production calculations, construction schedules (including critical path method schedules and other scheduling networks), copies of all licenses, permits, applications and correspondence with regulatory agencies having jurisdiction over the design, construction or operation of the Project, and such other information as Buyer may reasonably request. Such preliminary construction Plans and Specifications and accompanying data shall, in form and content, be sufficient to enable Buyer to make an informed judgment as to whether the design and quality of construction of the Project complies with the Design and Construction Standard, it being understood that mere conceptual engineering shall be insufficient for these purposes. Within 30 days after the receipt by Buyer of such preliminary construction Plans and Specifications and accompanying data, Buyer shall furnish to Seller, in writing, its comments on and any objections it may have to any aspect of such preliminary construction Plans and Specifications and accompanying data. Buyer shall be considered to have approved such preliminary construction Plans and Specifications and accompanying data upon the expiration of such 30-day period without Buyer having furnished comments or stated any objections. Seller shall not deliver working drawings or specifications to any governmental authority for final approval in connection with any required permit or other governmental or regulatory approval unless such drawings or specifications have been reviewed by Buyer in accordance with the provisions of this Section 2.1.

          (iii) Within 300 days after the date hereof, but in any event no later than 45 days prior to the Financing Closing Date, Seller shall furnish to Buyer a copy of Seller's proposed contract with the general contractor whom Seller wishes to construct the Project, together with such evidence of said general contractor's qualifications and financial condition as Buyer may reasonably request. Buyer may disapprove such construction contract and general contractor by notice to Seller given within 30 days after the delivery to Buyer of the copy of the construction contract and such evidence. The notice of disapproval shall specify the grounds for disapproval. Buyer shall be considered to have approved said construction contract and general contractor in the absence of any notice of disapproval given within said 30-day period.

          (iv) Promptly after the same become available, but in no event later than 6 months after the Commencement Date, Seller shall furnish to Buyer three sets of final as-built Plans and Specifications for the Project.

          (g) All information required to be submitted to Buyer pursuant to subparagraphs (d), (e) and f(ii) of this Section 2.1 shall be submitted to such persons and entities, and in such numbers of copies, as Buyer may designate to Seller from time to time and Buyer shall not be deemed to have received such information unless and until each person and entity so designated by Buyer has received such information at the address for such person or entity designated by Buyer.

          Section 2.2.  Interconnection.  (a)  The Interconnection shall be
          ------------  ---------------
made by Buyer at the sole cost and expense of Seller. Seller shall design, construct, install and maintain the Interconnection Facilities as part of the Project, and the Interconnection Facilities shall be specifically approved by Buyer as suitable for parallel operation with Buyer's System prior to the Interconnection being made. Seller shall reimburse Buyer, prior to Buyer's making the Interconnection, for all reasonable costs and expenses, including taxes, incurred by Buyer in readying or preparing Buyer's System for Buyer's making of the Interconnection and accepting delivery of electric energy from the

Project, including all substation additions, transformers, switchgear, controls and relaying equipment and all engineering and design costs in connection therewith, and Seller shall reimburse Buyer from time to time for all reasonable costs and expenses, including taxes, if any, incurred by Buyer in operating and maintaining said equipment and facilities in accordance with sound electric utility practice. Buyer shall perform the physical activity involved in making and energizing the Interconnection.

          (b) The Interconnection Facilities shall be designed, constructed and installed in compliance with the Design and Construction Standard, including the interconnection standards set forth in Section 35 of the APS Engineering Manual, the operating specifications set forth in the Operations Coordination Agreement, the provisions of the National Electric Safety Code and the standards of the Institute of Electrical and Electronics Engineers, the National Electrical Manufacturers Association and the American National Standards Institute.

          Section 2.3.  Buyer's Action for Its Own Protection Only.  Any
          ------------  ------------------------------------------
action taken by Buyer in inspecting, reviewing, observing or approving the Project or any aspect thereof, any work, materials or equipment, any contracts or subcontracts, any contractors, subcontractors or suppliers, or the Plans and Specifications or the taking of any other action authorized to be taken by Buyer under this Article II, shall be for Buyer's protection only. Buyer shall not be deemed to have assumed any responsibility to Seller or any other Person (including the Project Lender or Lessor) with respect to any such action or with respect to the proper construction, operation or maintenance of the Project, performance of contracts or subcontracts, the qualifications of any contractor, subcontractor or supplier, or the safety, capacity or reliability of any materials or equipment, nor shall any such action or inaction of Buyer be relied upon by, or give rise to any liability to, Seller or any third party.

          Section 2.4.  Financing of the Project.  Seller may secure the
          ------------  ------------------------
initial construction financing of the Project by the Project Mortgage, may convey the Project to Lessor, subject to the lien of the Mortgage, and, upon such conveyance, the initial permanent financing of the Project may be secured by the Project Mortgage and Seller may lease the Project back as lessee pursuant to the lease, subject in each case to the provisions hereof and of the Recognition Agreement relating to the Project Mortgage and the Lease. The terms of the initial construction financing and initial permanent financing of the Project, and of the Project Mortgage and the Lease, and the appropriate insertions to be made in the blank spaces in the Recognition Agreement relating thereto, shall be satisfactory to Buyer in its sole discretion. Neither Seller nor Lessor may (a) amend or consent to any amendment of the terms of the initial construction financing or the initial permanent financing of the Project, or of the Project Mortgage or the Lease, unless such amendment is not prohibited by
Section 8.3
of the Recognition Agreement, or (b) engage in any other financing of the Project unless (i) such financing is permitted by Section 5.2(d) of the Recognition Agreement, (ii) if the Lease and the indebtedness or other obligations secured by the Project Mortgage are no longer outstanding, such financing is reasonably acceptable to Buyer and is expressly subordinated to the Mortgage, or (iii) such financing is not secured by a lien on or security interest in the Project or any interest therein.


                                  ARTICLE III
                                  -----------
                    OPERATION AND MAINTENANCE OF THE PROJECT

          Section 3.1.  Characteristics of Electric Power and the Delivery
          ------------  --------------------------------------------------
Thereof.  The electric power to be delivered by Seller under this Agreement
-------
shall be three-phase, 60 hertz, alternating current at a nominal voltage of 46,000 volts, shall not adversely affect the voltage, frequency, waveshape or power factor of power at the Interconnection and shall be delivered to Buyer at the Interconnection in conformance with the interconnection standards set forth in Section 35 of the APS Engineering Manual and the operating specifications set forth in the Operations Coordination Agreement. In addition, all electric generating equipment included in the Project shall be capable of delivering power at the Interconnection at a power factor range of between 90% lagging and 110% leading.

          Section 3.2.  Compliance with Laws: Contest.  (a) Seller shall keep,
          ------------  -----------------------------
or cause to be kept, in full force and effect all licenses, permits and governmental authorizations and agreements necessary for the ownership, construction, leasing, operation, management or use of the Project and shall comply with, or cause to be complied with, in a manner consistent with sound electric utility practice, all Legal Requirements which at any time may be applicable to Seller or to the Project, even if compliance therewith necessitates structural changes or improvements or results in interference with the use or enjoyment of the Project or any part thereof. Without limiting the generality of the foregoing, (i) at all times during the term of this Agreement, Seller shall maintain and keep in full force and effect, or cause to be maintained and kept in full force and effect, an order of the FERC, in form and substance satisfactory to Buyer, certifying, with respect to specifically identified fuel sources for the Project and so long as such fuel sources are used in the manner contemplated in the Plans and Specifications and in the application for such order, that the primary energy source of the Project is "waste" within the meaning of PURPA, that at least 75% of the "total energy input" within the meaning of PURPA is from such primary energy source, and that the use of oil, natural gas and coal by the Project (x) does not, in the aggregate, exceed 25% of the "total energy input" within the meaning of PURPA of the Project during any calendar year period and (y) is either a use permitted by
Section 3(17)(B) of the Federal Power Act or a use that improves the efficiency of the assets which are necessary to the production of power by means of the primary energy source of the Project, and (ii) Seller shall not operate the Project in a manner that will cause it to cease to be, and shall otherwise comply with all requirements necessary to maintain the Project as, a "qualifying small power production facility" or "qualifying facility" within the meaning of PURPA. Seller shall be liable for all fines, fees, penalties or other costs arising as a result of or in connection with any violation of applicable Legal Requirements in connection with the ownership, construction, leasing, operation, management or use of the Project. Seller shall promptly forward to Buyer copies of all notices relating to the Project received by Seller from the FERC or any other governmental authority or agency. If requested by Seller, Buyer shall reasonably cooperate with Seller by joining in any applications that may be necessary for Seller to secure any required licenses, permits or governmental authorizations necessary to own, construct, lease, operate, maintain and use the Project.

          (b) Seller shall have the right to contest or object to the validity or applicability of any Legal Requirement in good faith by appropriate legal or administrative proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending Seller's obligation to perform and comply with all Legal Requirements at the time and in the manner provided in this
Section 3.2, unless (i) Seller shall have given prior notice to Buyer of Seller's intention so to contest or object to a Legal Requirement, (ii) the legal or administrative proceedings shall conclusively operate to prevent the enforcement of the Legal Requirement being contested or objected to prior to final determination of such proceedings, and (iii) Seller's failure to perform and comply with the Legal Requirement being contested or objected to shall not constitute a violation of any other Legal Requirement and shall not constitute a default under or permit the termination of the Project Mortgage, the Lease or any other material agreement to which Seller or the Project is subject.

          Section 3.3.  Fuel Stockpiling.  Seller shall maintain or cause to
          ------------  ----------------
be maintained (a) at the Project a fuel stockpile of a size sufficient to supply fuel for the Project for not less than 4 days, and (b) at an off-site location, to be identified not later than the Financing Closing Date, within 15 miles from the Project sufficient to accommodate a 90-day fuel supply, a fuel stockpile of a size consistent with sound electric utility practice (consistent with weather and market conditions and available storage space at such location as of the date of this Agreement) for electrical generating plants of similar size and capacity to the Project (collectively, the "Fuel Inventory").

          Section 3.4.  Maintenance and Repair.  (a)  Seller shall at all
          ------------  ----------------------
times after the Commencement Date keep the Project, or cause the same to be kept, in good operating condition consistent with sound electric utility practice and, subject to the provisions of Section 3.2(b), with all applicable Legal Requirements, and shall make or cause to be made all repairs (structural and nonstructural, extraordinary or ordinary, foreseen or unforeseen) necessary to keep the Project in such condition.

          (b) Seller shall pay or cause to be paid all costs and expenses associated with maintaining the Project in the condition and repair required under this Article III, including periodic overhauls thereof.

          (c) Seller may serve as the operator of the Project so long as the qualifications of the personnel assigned by Seller to be responsible for the management and operation of the Project are reasonably satisfactory to Buyer. Seller may, and, upon any failure by Seller to comply with any of the terms, covenants or conditions hereof or of the Lease, at Buyer's request shall, employ an independent contractor or contractors for the performance of any of Seller's obligations relating to the operation of the Project as set forth in this
Article III, subject to Buyer's prior consent, which shall not be unreasonably withheld, as to the identity of the independent contractor and the terms and provisions of the contract or other arrangement with such independent contractor; provided, however, that in the case of an emergency Buyer's prior
            --------- -------
consent shall not be required and Seller shall promptly notify Buyer of the nature of the work to be performed and of the identity of the contractor employed by Seller to perform such work. Seller shall deliver to Buyer a copy of any such proposed contract or other arrangement. Buyer shall be considered to have approved any such contractor and the terms and provisions of such contract or other arrangement in the absence of any notice of disapproval given within 30 days after Buyer's receipt of such proposed contract or other arrangement. To the extent permitted by law, Seller shall replace any independent contractor engaged to operate the Project who becomes bankrupt or insolvent.

          Section 3.5.  Operation.  Seller shall at all times after the
          ------------  ---------
Commencement Date operate the Project in a manner consistent with sound electric utility practice and with the operating specifications set forth in the Operations Coordination Agreement so as to assure, to the extent reasonably possible, uninterrupted output of Project Energy at the Contract Output. Seller shall cooperate with Buyer in the scheduling of maintenance of and repairs to the Project so that, to the extent reasonably possible, such maintenance and repairs shall be performed during periods other than seasonal peak periods of APS Demand, and so as to avoid any other detrimental impact on Buyer's System. In addition, Seller shall use all reasonable efforts to supply Buyer with continuous, reliable Project Energy during On-Peak Hours at a rate of generation at least equal to that during Off-Peak Hours.

     Section 3.6.  Access: Financial Records; Operating Budget: Etc.  (a)  Buyer
     -----------   ------------------------------------------------
and its agents, representatives and authorized invitees, and representatives of governmental and regulatory agencies having jurisdiction over Buyer, may visit and inspect the Project at any reasonable time and upon reasonable advance notice.

          (b) Seller shall keep true records and books of account with respect to the Project in which full and correct entries will be made of all its business transactions with respect thereto. Buyer shall have the right to examine, or cause an audit to be made of, such books and records and to make copies or extracts thereof and to discuss the financial condition and operations of the Project with Seller, all at such time or times during normal business hours as Buyer may reasonably require.

          (c) Seller shall treat as current income for tax purposes, on the accrual method of accounting, all payments for Project Energy made by Buyer to Seller pursuant to this Agreement. If Buyer changes its method of accounting for purchases of Project Energy, it shall notify Seller of such change and Seller shall accord the same tax accounting treatment to its sales of Project Energy pursuant to this Agreement as Buyer utilizes for purchases of Project Energy.

          (d) Seller shall prepare and submit, or cause to be prepared or submitted, to Buyer not less than 90 days prior to the Commencement Date, and thereafter not less than 90 days prior to the first day of each operating year for the Project, a budget (the "Operating Budget") of Operating and Maintenance Expenses and of projected deliveries of Project Energy for such operating year (or shorter period), setting forth, in comparative form, actual Operating and Maintenance Expenses and actual deliveries of Project Energy for the prior operating year (or shorter period, as the case may be), and otherwise in such form and detail as Buyer may require. Actual Operating and Maintenance Expenses for each operating quarter shall be certified to Buyer within 30 days after the end of each such operating quarter by the chief financial officer of Seller and the chief financial officer of the operator of the Project, and, if requested by Buyer, actual Operating and Maintenance Expenses for each operating year shall be certified to Buyer by an independent certified public accountant reasonably satisfactory to Buyer within 90 days after the end of each such operating year.

          (e) Seller shall prepare and submit, or cause to be prepared and submitted, to Buyer not less than 15 days after the end of each calendar quarter, a report, certified by the President or chief operating officer of Seller and the chief financial officer of the operator of the Project, as to the occurrence, if any, of any Unavoidable Interruptions and scheduled maintenance of and repairs to the Project during such calendar quarter, setting forth in detail reasonably satisfactory to Buyer the nature and duration (or anticipated duration) of each such occurrence and the steps Seller or such operator have taken or propose to take with respect thereto.

          Section 3.7. Insurance; Damage or Destruction; Condemnation.  (a)
          ------------ ----------------------------------------------
Seller shall (i) provide or cause to be provided insurance against loss or damage with respect to the Project as provided in the Mortgage, and (ii) comply with the provisions of the Mortgage in the event of any Damage to or Condemnation of (as such terms are defined in Section 1.06 of the Mortgage) the Project.

          (b) During any period of restoration of the Project as required by the Mortgage and after any partial restoration to a viable economic unit following any partial Condemnation, or after any Damage or Condemnation if Seller shall not be obligated, and shall not have elected, pursuant to Section
1.06 of the Mortgage to restore the Project following such Damage or Condemnation, the amount of Project Energy to be delivered by Seller hereunder shall be appropriately reduced and the Contract Output shall be adjusted, if appropriate, to account for any reductions in expected deliveries of Project Energy thereafter.

          (c) If Seller shall not be obligated, and shall not have elected, pursuant to Section 1.06 of the Mortgage to restore the Project following a Damage or Condemnation, then Seller shall pay to Buyer, within 20 days after demand therefor, an amount equal to the Capacity Replacement Charge computed as of the date of demand in accordance with the formula set forth in Section 6.2(b), multiplied by a fraction, the numerator of which shall be the Contract Output minus the average hourly deliveries of Project Energy during the 12
       -----
calendar months immediately preceding such Damage or Condemnation from the portion of the Project, if any, not so damaged or taken, and the denominator of which shall be the Contract Output. Upon any such payment being made following Damage to or Condemnation of the entire Project, this Agreement shall terminate and neither party shall have any further liability to the other hereunder, except for any liabilities which became due and payable, and remain unpaid, as of the time of said termination. The amount of any payment required to be made hereunder shall bear interest at the Applicable Rate from the date which is 20 days after the date of demand for such payment to the date on which Buyer receives payment thereof in full.

          Section 3.8.  Maintenance of Reserve Fund.  Seller shall establish
          ------------  ---------------------------
and maintain, for so long as this Agreement remains in effect, a separate reserve fund (the "Reserve Fund"). The Reserve Fund shall be held by a depositary satisfactory to Buyer (the "Reserve Fund Depositary") under a depositary arrangement satisfactory to Buyer. In the event the moneys on deposit in the Reserve Fund are less than the Minimum Reserve Fund Requirement, including by reason of application of such moneys in whole or in part for the purposes permitted by this Section 3.8, Seller shall fund or replenish the Reserve Fund to the Minimum Reserve Fund Requirement by depositing in the Reserve Fund within 30 days after the end of each month an amount equal to the Stipulated Monthly Reserve Fund Payment for such month until the Reserve Fund shall contain an amount not less than the Minimum Reserve Fund Requirement. Moneys in the Reserve Fund may be invested in a manner satisfactory to Buyer, and so long as no Event of Default as to Seller exists, any monies in the Reserve Fund in excess of the Minimum Reserve Fund Requirement may be paid to Seller upon its request. Moneys in the Reserve Fund may be used, to the extent Seller lacks other available funds therefor, only for the purpose of paying Operating and Maintenance Expenses with respect to the Project or to pay for alterations, repairs, improvements, renewals and replacements with respect to the Project which are necessary for the proper operation of the Project. Seller shall keep accurate records with respect to the Reserve Fund and all disbursements therefrom and shall, upon Buyer's request, supply a complete accounting or independent audit thereof to Buyer.


                                  ARTICLE IV
                                  ----------
                             METERING AND BILLING

          Section 4.1.  Metering Devices.  The Project Energy delivered to
          ------------  ----------------
Buyer by Seller pursuant to this Agreement shall be measured by Metering Devices, which shall be installed and maintained by Buyer at Seller's expense and shall be owned by Buyer.

          Section 4.2.  Sealing of Metering Devices.  The Metering Devices
          ------------  ---------------------------
shall be sealed. Buyer shall give Seller access to the Metering Devices at any reasonable time upon reasonable notice. The seals shall be broken by Buyer only when the Metering Devices are to be inspected, tested or adjusted, provided,
                                                                   --------
however, that Seller shall receive prior notice thereof and shall have the right
-------
to be present.

          Section 4.3.  Inspection and Testing; Retroactive Adjustments. (a)
          ------------  -----------------------------------------------
Buyer shall inspect and test all Metering Devices upon the installation thereof, at Seller's cost and expense. In addition, upon request of Seller Buyer shall, and from time to time Buyer may, inspect or test any Metering Device at any other reasonable time and shall permit an authorized representative of Seller to be present at any such inspection or test. The cost and expense of any such inspection or test shall be paid by Seller unless, upon being inspected or tested, a Metering Device is found to register inaccurately by more than 2% of full scale, in which event the cost and expense of the requested inspection or test shall be borne by Buyer. If a Metering Device is found to be defective or inaccurate, it shall be adjusted, calibrated, repaired or replaced by Buyer at Seller's cost and expense.

          (b) If a Metering Device fails to register, or if the measurement made by a Metering Device is found upon testing to be inaccurate (whether or not within 2% of full scale), an adjustment shall be made correcting all measurements of Project Energy made by the inaccurate or defective Metering Device during (i) the actual period when inaccurate measurements were made, if that period can be determined to the mutual satisfaction of the parties, or (ii) if the actual period cannot be determined to the mutual satisfaction of the parties, one-half of the period from the date of the last previous test of the Metering Device to the date such failure is discovered or such test is made (the period so applicable being herein called the "Adjustment Period"). If the parties are unable to agree on the amount of the adjustment to be applied to the Adjustment Period, the amount of the adjustment shall be determined (x) by correcting the error if the percentage of error is ascertainable by calibration, tests or mathematical calculation, or (y) if not so ascertainable, by estimating on the basis of deliveries under similar conditions during periods when the Metering Device was registering accurately. Promptly upon the determination of the amount of any adjustment, Buyer shall pay to Seller any additional amounts then due for deliveries of Project Energy during the Adjustment Period or Buyer shall be entitled to a credit against any subsequent payments for deliveries of Project Energy, as the case may be.

          Section 4.4.  Billing and Payment: Buyer's Records. Buyer shall read
          ------------  ------------------------------------
the Metering Devices within three business days of the end of each calendar month and shall within 15 business days after such reading render to Seller an itemized statement showing the Project Energy delivered to Buyer during such month and the amount to be paid therefor by Buyer pursuant to Section 1.2. Each statement shall set forth in reasonable detail Buyer's calculations of any credits to which Buyer may be entitled and of the net payment due to Seller and shall be accompanied by Buyer's payment of any amounts therein shown to be due. Subject to Section 4.3(b), Seller shall be considered to have accepted such statement in the absence of any objection to Buyer within 30 days of the rendering thereof. Seller shall have the right to examine, or cause an audit to be made of, Buyer's records relating to the matters covered by such statements all at such time or times during normal business hours as Seller may reasonably require. Each overdue payment under this Section 4.4 shall bear interest at the Applicable Rate from the date such payment is due until paid. Seller shall reimburse Buyer from time to time for all reasonable administrative costs and expenses incurred by Buyer in performing its obligations under this Section 4.4.

          Section 4.5.  Buyer's Access to Metering Devices. Seller hereby
          ------------  ----------------------------------
grants to Buyer and its employees, agents and representatives, all licenses, easements and rights of way, including adequate and continuing access rights on Seller's properties, necessary for Buyer to install, construct, operate, maintain, repair, test, inspect, replace and remove the Metering

Devices. Seller shall execute such deeds, documents or other instruments for recording as Buyer may require with respect to the foregoing.

          If any portion of the Metering Devices is to be installed or operated on property owned by any person or entity other than Buyer or Seller, Seller shall, if Buyer is unable to do so without cost to Buyer, obtain, at Seller's cost and expense, from the owner of such property or such other appropriate persons or entities all requisite licenses, easements or rights of way, in form satisfactory to Buyer, for the installation, construction, operation, maintenance, repair and replacement of such portion of the Metering Devices on such property.


                                   ARTICLE V
                                   ---------
                        REPRESENTATIONS AND WARRANTIES;
                   CONDITIONS PRECEDENT TO SALE AND PURCHASE

          Section 5.1.  Representations and Warranties of Seller. Seller hereby
          ------------  ----------------------------------------
represents and warrants as follows:

          (a) Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania with full right, power and authority to enter into and perform its obligations under this Agreement, the Mortgage and the Recognition Agreement and to consummate the transactions contemplated hereby and thereby, (ii) is duly qualified, authorized to do business and in good standing in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, (iii) has the power to carry on its business as now being conducted, and (iv) possesses, with immaterial exceptions under local law unrelated to the Project, all Federal, state and local permits and franchises currently required for the maintenance and operation of its properties and business.

          (b) This Agreement has been, and the Mortgage and the Recognition Agreement will be, duly authorized, executed and delivered by Seller, and each thereof constitutes or will constitute the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as such enforceability and the availability of certain rights and remedies provided for therein may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity.

          (c) Neither the execution and delivery of this Agreement, the Mortgage or the Recognition Agreement, the consummation of any of the transactions contemplated hereby or thereby nor performance or compliance with the terms and conditions hereof or thereof will (i) result in the violation of any present Legal Requirement to which Seller is subject, the violation of which would have a material adverse effect on the ability of Seller to perform its obligations under this Agreement, the Mortgage or the Recognition Agreement, or
(ii) conflict with or result in the breach of, or constitute a default under, the Articles of Incorporation or By-Laws of Seller or any agreement or instrument to which Seller is a party or by which it or its properties may be bound or affected (except any such agreement or instrument a breach of which would not have a material adverse effect on the ability of Seller to perform its obligations under this Agreement, the Mortgage or the Recognition Agreement), or result in the creation of any lien, charge, security interest or encumbrance (except such that may arise (x) in favor of the Buyer in connection with this Agreement and under the Mortgage, and (y) in favor of the Project Lender in connection with and under the Project Mortgage upon any of Seller's properties (including the Mortgaged Property (as defined in the Mortgage)), and Seller is not in default under any term of any such agreement or instrument.

          (d) Seller has obtained all authorizations, consents, approvals, licenses, permits, exemptions and other actions by any governmental authorities or regulatory bodies that are required in connection with Seller's execution and delivery of this Agreement, the Mortgage and the Recognition Agreement; and Seller (i) has obtained, or by the Financing Closing Date will have obtained, all other governmental approvals, licenses and permits required to be obtained on or prior to the Financing Closing Date, and (ii) is or will be entitled to obtain in the ordinary course upon due application therefor all governmental approvals, licenses and permits required to be obtained subsequent to the Financing Closing Date, in each case for the consummation by Seller of the transactions contemplated by, and the performance by Seller of, this Agreement, the Mortgage and the Recognition Agreement.

          (e) There are no pending, or to Seller's knowledge threatened, actions, suits or proceedings before any court, governmental authority or regulatory body, to which Seller is a party or by which it or its properties may be bound, which will materially adversely affect Seller's financial condition, business or operations or its ability to perform its obligations under this Agreement, the Mortgage or the Recognition Agreement, nor is there any basis for any such action, suit or proceeding.

          (f) No Event of Default as to Seller and no event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default as to Seller has occurred and is continuing.

          (g) The Project is, and as completed pursuant to Article II and operated pursuant to Article III will be, a "qualifying small power production facility" within the meaning of PURPA.

          Section 5.2.  Representations and Warranties of Buyer. Buyer hereby
          -----------   ---------------------------------------
represents and warrants as follows:

          (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania with full right, power and authority to enter into and perform its obligations under this Agreement and the Recognition Agreement and to consummate the transactions contemplated hereby and thereby in accordance with the terms hereof following fulfillment of the conditions set forth in Sections 5.3(g) and 5.3(h).

          (b) This Agreement has been, and the Recognition Agreement will be, duly authorized, executed and delivered by Buyer and each thereof constitutes the legal, valid and binding obligation of Buyer enforceable in accordance with its terms, except as such enforceability and the availability of certain rights and remedies provided for therein may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity.

          (c) Buyer has obtained, or by the Financing Closing Date upon fulfillment of the conditions set forth in Sections 5.3(g) and 5.3(h) will have obtained, all authorizations, consents, approvals, licenses, permits, exemptions and other actions by any governmental authorities or regulatory bodies that are required in connection with Buyer's execution and delivery of this Agreement or the Recognition Agreement or for the consummation by Buyer of the transactions contemplated by, and the performance by Buyer of, this Agreement and the Recognition Agreement.

          (d) Neither the execution and delivery of this Agreement or the Recognition Agreement, the consummation of the transactions contemplated hereby or thereby nor performance of or compliance with the terms and conditions hereof or thereof will (i) result in the violation of any present Legal Requirement to which Buyer is subject, the violation of which would have a material adverse effect on the ability of Buyer to perform its obligations under this Agreement or the Recognition Agreement, or (ii) conflict with or result in the breach of, or constitute a default under, the Articles of Incorporation or By-Laws of Buyer or any agreement or instrument to which Buyer is a party or by which it or its properties may be bound or affected (except any such agreement or instrument a breach of which would not have a material adverse effect on the ability of Buyer to perform its obligations under this Agreement or the Recognition Agreement), or result in the creation of any lien, charge, security interest or encumbrance upon any of its properties, and Buyer is not in default under any term of any such agreement or instrument.

          (e) There are no pending, or to Buyer's knowledge threatened, actions, suits or proceedings before any court, governmental authority or regulatory body, to which Buyer is a party or by which it or its properties may be bound, which might materially adversely affect Buyer's financial condition, business or operations or its ability to perform its obligations under this Agreement or the Recognition Agreement, nor is there any basis for any such action, suit or proceeding.

          (f) No Event of Default as to Buyer and no event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default as to Buyer has occurred and is continuing.

          Section 5.3.  Conditions Precedent to Buyer's Obligations as of
          ------------  -------------------------------------------------
Financing Closing Date.  The obligation of Buyer to purchase Project Energy from
----------------------
Seller hereunder is subject to the fulfillment on and as of the Financing Closing Date of each of the following conditions:

          (a) All documents and instruments (other than the Operations Coordination Agreement) relating to the ownership and operation of the Project (including any contracts with independent contractors employed to perform Seller's obligations under Article II and Article III with respect to the construction and operation and maintenance of the Project), to the initial construction financing of the Project and to the sale by Seller and the purchase by Buyer of Project Energy which have been or are required by the Project Lender to be executed and delivered on or prior to the Financing Closing Date shall be reasonably satisfactory to Buyer, such documents shall have been duly authorized, executed and delivered, and Buyer shall have received certified copies of all such documents or other evidence as it may reasonably request in order to establish the foregoing.

          (b) The form of all documents and instruments to be executed and delivered in connection with the sale and leaseback of Seller's interest in the Project (including the Lease) and the initial permanent financing of the Project shall be reasonably satisfactory to Buyer; Lessor and the Project Lender in respect of the initial permanent financing shall have committed, in a writing reasonably satisfactory to Buyer, that it will consummate such sale and leaseback and such initial permanent financing within three months of the in-service date of the Project for federal tax purposes, subject to such terms and conditions as are set forth in said documents and instruments; and Buyer shall have received certified copies of all such documents or other evidence as it may reasonably request in order to establish the foregoing.

          (c) The Mortgage, the Recognition Agreement and any documents related thereto or contemplated thereby shall have been duly authorized, executed and delivered by the parties thereto and shall have been duly filed and recorded in all places required by law in order to publish notice of and perfect the respective liens, rights, titles, interests, remedies, powers, privileges and security interests created thereby, and Buyer shall have received executed counterparts of such documents and such evidence of filing and recording as Buyer may reasonably request.

          (d) All representations and warranties by Seller in or under this Agreement shall be true, with the same effect as though such representations and warranties had been made on and as of the Financing Closing Date and no Event of Default as to Seller or any event which with the giving of notice or lapse of time or both would constitute an Event of Default as to Seller shall have occurred and be continuing; and Buyer shall have received a certificate, dated such date, signed by the President and a principal financial or accounting officer of Seller to such effect.

          (e) Buyer shall have received an opinion, dated the Financing Closing Date, of Varnum, Riddering, Schmidt & Howlett, counsel to Seller, in form and substance satisfactory to Buyer, as to the matters set forth in Exhibit A.

          (f) Seller shall have applied for and obtained an order from the FERC, which application and order shall be in form and substance satisfactory to Buyer, (i) certifying, with respect to specifically identified fuel sources for the Project and so long as such fuel sources are used in the manner contemplated in the Plans and Specifications and in the application for such order, that the primary energy source of the Project is "waste" within the meaning of PURPA, that at least 75% of the "total energy input" within the meaning of PURPA is from such primary energy source, and that the use of oil, natural gas and coal by the Project (x) does not, in the aggregate, exceed 25% of the "total energy input" within the meaning of PURPA of the Project during any calendar year period and (y) is either a use permitted by Section 3(17)(B) of the Federal Power Act or a use that improves the efficiency of the assets which are necessary to the production of power by means of the primary energy source of the Project, and (ii) certifying that the Project is a "qualifying facility" within the meaning of PURPA, or such order shall have been deemed granted under PURPA, in either case no later than the Financing Closing Date.

          (g) The regulatory commissions having jurisdiction over Buyer with respect to rate making shall have entered orders, in form and substance satisfactory to Buyer, permitting the full pass-through to rate-payers of all charges payable by Buyer under this Agreement, and such orders shall have been entered, shall be in full force and effect and shall be final and no longer subject to appeal.

          (h) All regulatory commissions having jurisdiction over Buyer or any of its Affiliates shall have given their approval of

Buyer's obligations under this Agreement, if any such approvals be required, and such approvals shall be in full force and effect and, if applicable, shall be final and no longer subject to appeal.

          (i) The Pennsylvania Public Utility Commission shall have either (i) promulgated rules or guidelines or (ii) entered an order, in either case which shall have been published in the Pennsylvania Bulletin, shall be in full force
                                 ---------------------
and effect and shall be final and no longer subject to comment or appeal, and which shall have established to Buyer's satisfaction that (x) the entry by Buyer into this Agreement and the transactions contemplated hereby are in full compliance with the law and public policy of the Commonwealth of Pennsylvania, including that represented by Act No. 114; (y) the entry by Buyer into this Agreement and the transactions contemplated hereby will not at any time during the term of this Agreement result in the creation of, or be deemed to constitute, "excess capacity" within the meaning of Act No. 114 in respect of the Project itself or in respect of any or all of the existing generating capacity of APS in generation or cold reserve, including the Bath County Project, and (z) all amounts payable by Buyer under this Agreement, including the Capacity Cost Rate, are consistent with the "economic benefits to ratepayers" standard of Act No. 114 and will at all times be immediately and fully passed through to Buyer's ratepayers.

          Section 5.4.  Conditions Precedent to Buyer's Obligations as of
          ------------  -------------------------------------------------
Commencement Date.  The obligation of Buyer to purchase Project Energy from
-----------------
Seller under the provisions hereof other than Section 1.2(a) is subject to the fulfillment on and as of the Commencement Date of each of the following conditions:

          (a) All documents and instruments (including the Operations Coordination Agreement) relating to the ownership and operation of the Project, to the initial construction financing of the Project and to the sale by Seller and the purchase by Buyer of Project Energy, other than those described in
Section 5.3(a), shall be reasonably satisfactory to Buyer, such documents shall have been duly authorized, executed and delivered, and Buyer shall have received certified copies of all such documents or other evidence as it may reasonably request in order to establish the foregoing; and Buyer shall have received a certificate, dated the Commencement Date, signed by the President and by a principal financial or accounting officer of Seller, to the effect that the documents and instruments submitted to and approved by Buyer pursuant to Sections 5.3(a) and 5.3(b) and this Section 5.4(a) constitute the only documents and instruments of the type described in Sections 5.3(a) and 5.3(b) and this
Section 5.4(a) and have not been supplemented or amended or superseded by any other documents or instruments (other than supplements, amendments or other agreements theretofore submitted to and approved by Buyer, which approval shall not be unreasonably withheld).

          (b) Construction of the Project shall have been substantially completed in accordance with the Design and Construction Standard; Seller shall have obtained the warranties described in Section 2.1(c); the Interconnection shall have been effected in accordance with Section 2.2; and the Project shall have generated, over a consecutive 720-hour period within the most recent 90 consecutive days preceding the Commencement Date, an average hourly output at least equal to 36.5 megawatthours per hour; provided, however, that if no
                                            --------- -------
generation occurs during any hour in such 720-hour period because of Force Majeure or any suspensions of purchases by Buyer as provided in Section 1.3 ("eliminated hours"), such 720-hour period shall be measured by including the last 720 hours that were not eliminated hours within such 90-day period.

          (c) Seller shall have obtained all easements, licenses and rights as Buyer in its reasonable discretion may deem necessary or advisable for the ownership, construction, operation, management and use of the Project in accordance with this Agreement; title to the Mortgaged Property (as defined in the Mortgage), including such easements, licenses and rights, shall be satisfactory to Buyer in its reasonable discretion, and Seller shall have delivered to Buyer a mortgagee's title insurance policy or an unconditional undertaking to issue the same, in form and substance reasonably satisfactory to Buyer, issued by a title insurance company reasonably satisfactory to Buyer, insuring Seller's title to the Project and the lien of the Mortgage; Seller shall have delivered to Buyer appropriate lien waivers or releases signed by all contractors who have furnished labor or materials in connection with the construction of the Project; and there shall be no liens, security interests, charges or encumbrances affecting the Project, other than that created by the Project Mortgage or otherwise approved by Buyer, prior to or on a parity with the lien and security interest created by the Mortgage.

          (d) Buyer shall have received evidence reasonably satisfactory to Buyer that all material Legal Requirements applicable to the construction and operation of the Project have been complied with.

          (e) No Event of Default as to Seller or any event which with the giving of notice or lapse of time or both would become an Event of Default as to Seller shall have occurred and be continuing; provided, however, that no Event
                                              --------- -------
of Default as to Seller arising under Section 6.1(e) by reason of failure to comply with Section 2.1(a) shall be deemed to have occurred if the Project shall have been substantially completed in accordance with the Design and Construction Standard; and Buyer shall have received a certificate, dated such date, signed by the President and a principal financial or accounting officer of Seller to such effect.

          Section 5.5.  Conditions Precedent to Seller's Obligations as of
          ------------  --------------------------------------------------
Financing Closing Date. The obligation of Seller to sell Project Energy to Buyer
----------------------
hereunder is subject to the fulfillment on and as of the Financing Closing Date of each of the following conditions:

          (a) All documents and instruments relating to the sale by Seller and the purchase by Buyer of Project Energy, and all actions taken by Buyer under this Agreement in connection therewith, shall be reasonably satisfactory to Seller, such documents shall have been duly authorized, executed and delivered, and Seller shall have received certified copies of all such documents or other evidence as it may reasonably request in order to establish the foregoing.

          (b) All representations and warranties by Buyer in or under this Agreement shall be true, with the same effect as though such representations and warranties had been made on and as of the Financing Closing Date and no Event of Default as to Buyer or any event which with the giving of notice or lapse of time or both would constitute an Event of Default as to Buyer shall have occurred and be continuing; and Seller shall have received a certificate, dated such date, signed by the Chairman of the Board, President or a Vice President and by a principal financial or accounting officer of Buyer to such effect.

          (c) Seller shall have received an opinion, dated the Financing Closing Date, of Reed Smith Shaw & McClay, counsel to Buyer, as to the matters set forth in Exhibit B.

          (d) Seller shall have purchased from Buyer the Site (as defined in the Mortgage) and the improvements thereon, it being understood that nothing in this Section 5.5(d) or in any other provision of this Agreement is intended to be, or shall be construed as, a commitment or agreement by Buyer to sell such property to Seller or to impose any duty whatsoever on Buyer with respect thereto, all of which shall be the subject of a separate written agreement between Seller and Buyer.

          Section 5.6.  Condition Precedent to Seller's Obligations as of
          ------------  -------------------------------------------------
Commencement Date.  The obligation of Seller to sell Project Energy to Buyer
-----------------
hereunder is subject to the fulfillment on and as of the Commencement Date of the following condition: no Event of Default as to Buyer or any event which with the giving of notice or lapse of time or both would constitute an Event of Default as to Buyer shall have occurred and be continuing; and Seller shall have received a certificate, dated such date, signed by the Chairman of the Board, President or a Vice President and by a principal financial or accounting officer of Buyer to such effect.

          Section 5.7.  Condition Precedent to Both Parties' Obligations.  The
          ------------  ------------------------------------------------
obligation of Buyer to purchase from Seller, and of Seller to sell to Buyer, Project Energy hereunder is subject to the condition that the Financing Closing Date shall have occurred on or before September 1, 1988.

          Section 5.8.  Survival.  All representations and warranties made by
          ------------  --------
Seller or Buyer in or under this Agreement shall survive the execution and delivery of this Agreement and any action taken pursuant hereto.


                                  ARTICLE VI
                                  ----------
                             DEFAULTS AND REMEDIES

          Section 6.1.  Events of Default as to Seller.  Any of the following
          ------------  ------------------------------
shall constitute an "Event of Default as to Seller":

          (a) the Commencement Date shall not occur prior to July 1, 1992;

          (b) either (i) no deliveries of Project Energy to Buyer are made during any consecutive 270-day period after the Commencement Date; provided, however, that if no such deliveries are made during any days in
     --------  -------
     such period because of Unavoidable Interruptions, such 270-day period shall be measured by including the last 270 days that were not days during which an Unavoidable Interruption existed; or (ii) the average hourly deliveries of Project Energy to Buyer during any consecutive 36 calendar months after the Commencement Date (the "Test Period") shall fall below, or Buyer shall establish that said deliveries during any such Test Period will fall below, 80% of the Contract Output; provided, however, that deliveries of Project
                                 --------  -------
     Energy to Buyer during any period of Unavoidable Interruptions shall be deemed to be equal to the average hourly deliveries of Project Energy made or deemed made to Buyer pursuant to this Agreement during the 180-day period ending on the day preceding the beginning of such period of Unavoidable Interruptions;

          (c) Seller shall at any time fail to pay any sum due and payable to Buyer hereunder, and such failure shall continue for 20 days after notice thereof shall have been given to Seller by Buyer;

          (d) any representation or warranty made by Seller herein, in the Mortgage or in any certificate delivered to Buyer pursuant hereto or thereto shall prove to be incorrect in any material respect when made, unless (i) the fact, circumstance or condition that is the subject of such representation or warranty is made true within 30 days after notice thereof shall have been given to Seller by Buyer and (ii) such cure removes any adverse affect on Buyer of such fact, circumstance or condition being otherwise than as first represented, or unless such fact, circumstance or condition being otherwise than as first represented does not materially adversely affect Buyer;

          (e) Seller shall at any time fail to discharge or perform any other liability or obligation of Seller under this Agreement, and such failure shall continue for a period of 30 days after notice thereof shall have been given to Seller by Buyer; provided, however, that if such failure cannot be
                               --------  -------
     remedied within such 30-day period and if Seller within such period of 30 days commences, and thereafter proceeds with all due diligence, to cure such failure, said period shall be extended for such further period, not to exceed 6 months after such notice to Seller by Buyer, as shall be necessary for Seller to cure the same with all due diligence;

          (f) a court having jurisdiction shall enter (i) a decree or order for relief in respect of Seller in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law, or (ii) a decree or order adjudging Seller bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of Seller under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of Seller or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall continue unstayed and in effect for a period of 60 consecutive days;

          (g) Seller shall (i) commence a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or (ii) consent to the entry of a decree or order for relief in respect of Seller in any involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or (iii) file any petition, answer or consent seeking reorganization or relief under any applicable Federal or state law, or (iv) consent to the filing of any petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of Seller or of any substantial part of its property, or (v) make an assignment for the benefit of creditors, or (vi) be unable, or admit in writing its inability, to pay its debts as they become due, or (vii) take any action in furtherance of any of the foregoing;

          (h) in connection with any event described in clause (f) or (g) of this Section 6.1, this Agreement shall be rejected within the meaning of the Bankruptcy Reform Act of 1978, as amended; or

          (i) an "Event of Default" (as defined in the Mortgage) shall occur and be continuing.

          Section 6.2.  Rights of Buyer in Case of an Event of Default as to
          ------------  ----------------------------------------------------
Seller.  If an Event of Default as to Seller shall occur and be continuing,
------
Buyer may, in its discretion, at the same or at different times, and to the extent permitted by law, take one or more of the following actions, subject,
                                                                    --------
however, to the provisions of the Recognition Agreement:
-------

          (a) proceed by appropriate proceedings, judicial, administrative or otherwise, at law or in equity or otherwise, to protect and enforce its rights, to recover any damages to which it may be entitled, and to enforce performance by Seller, including specific performance of Seller's obligations hereunder;

          (b) recover, and Seller shall pay, for the loss of the benefit of Buyer's bargain and not as a penalty, liquidated damages (it being understood that the Capacity Cost Rate is based on the availability and reliability of the Project Energy for the entire term of this Agreement, that Buyer's actual damages are not susceptible of precise ascertainment and that the following sum constitutes a fair and reasonable amount of damages under the circumstances) equal to the sum (the "Capacity Replacement Charge") of:

               (i) an amount, intended to compensate Buyer for the loss of the Project's capacity value attributable to Seller's failure to provide available and reliable generating capacity at the Contract Output for the entire term of this Agreement, equal to the Capacity Termination Costs specified opposite the contract year in which such determination is made on the schedule of Capacity Termination Costs set forth in Exhibit C, appropriately adjusted in accordance with the formulas set forth in such schedule in the event the Commencement Date occurs after January 1, 1990, and

               (ii) any other sums, if any, then due to Buyer under this Agreement or the Mortgage;

          (c) take any action, incur any expense or pay any amount as may be necessary to cure any Event of Default as to Seller, to avoid any delay in obtaining electric energy from the Project in accordance with this Agreement or to avoid a default by Seller under any instrument or agreement

     (including the Project Mortgage and the Lease) delivered in connection with the transactions contemplated hereby, and Buyer may recover from Seller, and Seller shall pay, or reimburse Buyer for, on demand any and all expenses so incurred or amounts so paid by Buyer, together with interest thereon at the Applicable Rate from the date such-expenses are incurred or payments are made by Buyer, which interest shall be payable on the last day of each month, in arrears, and to the extent not paid when due shall be added to the balance of amounts expended or paid by Buyer on which interest is computed;

          (d) take possession of and operate the Project or take any other action as may be permitted under the Mortgage; or

          (e)  terminate this Agreement by notice to Seller.

Attached hereto as Exhibit C is an example illustrating the computation of the Capacity Replacement Charge. The Capacity Replacement Charge shall bear interest at the Applicable Rate from the date as of which the Capacity Replacement Charge is calculated to the date on which Buyer receives payment thereof in full. Upon payment in full of the Capacity Replacement Charge and all other sums that may be due to Buyer hereunder and under the Mortgage, this Agreement shall terminate and neither party shall have any further liability to the other hereunder. The rights and remedies herein provided in case of an Event of Default as to Seller shall not be exclusive but shall, to the extent permitted by law, be cumulative and in addition to all other rights and remedies existing at law, in equity or otherwise. No delay or omission of Buyer to exercise any right or remedy accruing upon any Event of Default as to Seller shall impair any such right or remedy or constitute a waiver of such event or an acquiescence therein. Every right and remedy given by this Agreement or by law to Buyer may be exercised from time to time, and as often as may be deemed expedient, by Buyer.

          Section 6.3.  Events of Default as to Buyer.  Any of the following
          ------------  -----------------------------
shall constitute an "Event of Default as to Buyer":

          (a) Buyer shall fail to pay any amount due under Section 1.2 for the purchase of Project Energy when due and such failure shall continue for a period of 15 days after notice thereof shall have been given to Buyer by Seller;

          (b) Buyer shall fail to accept and purchase Project Energy in accordance with this Agreement as, if and when delivered to Buyer's System at the Interconnection by Seller, and such failure shall (i) not arise from Buyer's good faith and reasonable belief that it is entitled to suspend purchases of Project Energy under the terms of this Agreement, and (ii) continue for a period of 7 days after notice thereof shall have been given to Buyer by Seller; or

          (c) Buyer shall fail to pay, discharge or perform any other liability or obligation of Buyer under this Agreement and such failure shall continue for a period of 30 days after notice thereof shall have been given to Buyer by Seller or, if such failure cannot be remedied within such 30-day period and if Buyer within such period of 30 days commences, and thereafter proceeds with all due diligence, to cure such failure, such failure shall nevertheless continue for more than the period, not to exceed 6 months after such notice to Buyer from Seller, as shall be necessary for Buyer to cure the same with all due diligence.

          Section 6.4.  Rights of Seller in Case of an Event of Default as to
          ------------  -----------------------------------------------------
Buyer.  If an Event of Default as to Buyer shall occur and be continuing, Seller
-----
may, (a) by notice to Buyer, terminate its obligation hereunder to sell and deliver Project Energy to Buyer until such failure is cured, and if such failure continues for 10 days after such notice of termination, Seller may terminate this Agreement by notice to Buyer, (b) proceed against Buyer by appropriate proceedings, judicial, administrative or otherwise, at law or in equity or otherwise, to protect and enforce its rights, to recover any damages to which it may be entitled, and to enforce performance by Buyer, including specific performance of Buyer's obligations, and (c) in addition to any other remedies Seller may have hereunder or hereafter existing at law or in equity or otherwise, require Buyer to, and in such event Buyer shall, transmit Project Energy from the Interconnection to any electric utility, municipality or other entity interconnected with Buyer (other than any such entities then being supplied energy as a part of APS Demand) as Seller may designate, to the extent sufficient transmission capacity is available and to the extent such transmission is in compliance with the interconnection standards set forth in
Section 35 of the APS Engineering Manual, and is consistent with the operating specifications set forth in the Operations Coordination Agreement, and is consistent with APS Demand, whenever arising, Buyer's other third-party transmission arrangements, whenever arising, and Buyer's service obligations under Pennsylvania and Federal law; any such transmission pursuant to this clause (c) in any event to be provided under rate and service conditions similar to those applicable to Buyer's other third-party transmission arrangements, whenever arising, or under such other rates and conditions as may be reasonable under the circumstances, subject to the approval, if any be required, of all regulatory agencies having jurisdiction over such transmission transactions. Notwithstanding any Event of Default as to Buyer, Seller shall not under any circumstances have any right to enter upon or, except as specifically provided in the preceding sentence, take any action with respect to or affecting Buyer 5 System or any part thereof other than taking any action to disconnect the Project from Buyer's System. The rights and remedies herein provided to Seller shall not be exclusive but shall, to the extent permitted by law, be cumulative and in addition to all other rights and remedies existing at law, in equity or otherwise. No delay or omission of Seller to exercise any right or remedy accruing upon any Event of Default as to Buyer shall impair any such right or remedy or constitute a waiver of such default or an acquiescence therein. Every right and remedy given by this Agreement or by law to Seller may be exercised from time to time, and as often as may be deemed expedient,-by Seller.


                                  ARTICLE VII
                                  -----------
                                INDEMNIFICATION

          Section 7.1.  Seller's Indemnification of Buyer.  (a) Seller shall
          ------------  ---------------------------------
indemnify and hold APS and its subsidiaries (including Buyer) and the officers, directors, employees and agents of APS and each of such subsidiaries (collectively, "Buyer's Indemnified Parties") harmless from and against all damages, losses or expenses suffered or paid as a result of any and all claims, demands, suits, causes of action, proceedings, judgments and liabilities to third parties, including reasonable counsel fees incurred in litigation or otherwise, assessed, incurred or sustained by or against Buyer's Indemnified Parties any of them with respect to or arising out of or in any way connected with, whether as a result of the negligence of Seller otherwise, the design, construction, operation or maintenance of the Project, including the failure to comply with any applicable Legal Requirements with respect thereto, unless caused by the gross negligence or willful misconduct of Buyer's Indemnified Parties; provided, however, that Seller shall not be liable, by reason of the
         --------- -------
foregoing indemnity, to Buyer's Indemnified Parties or Buyer's customers for any loss of revenues.

          (b) Promptly after receipt by any of Buyer's Indemnified Parties of any claim or notice of the commencement of any action or administrative or legal proceeding or investigation as to which the indemnity provided for in subparagraph (a) of this Section 7.1 may apply, Buyer shall notify Seller of such fact. Seller shall have the right to assume the defense thereof with counsel designated by Seller and reasonably satisfactory to the indemnified party; provided, however, that if the defendants in any such action include both
       --------- -------
the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties .

          (c) Should any of Buyer's Indemnified Parties be entitled to indemnification under this Section 7.1 as a result of a claim by a third party, and should Seller fail to assume the defense of such claim, such indemnified party may at the expense of Seller contest (or, with the prior consent of Seller, settle) such claim; provided, however, that no such contest need be made, and settlement or full
--------- -------
payment of any such claim may be made without the consent of Seller (with Seller remaining obligated to indemnify such indemnified party under this Section 7.1), if an Event of Default as to Seller exists or if, in the opinion of such indemnified party's counsel, such claim is meritorious or the defendant has no valid defense to such claim.

          (d) In the event that Seller is obligated to indemnify and hold any of Buyer's Indemnified Parties harmless under this Section 7.1, the amount owing to the indemnified party shall be the amount of such indemnified party's actual out-of-pocket loss net of any insurance or other recovery.

          Section 7.2.  Buyer's Indemnification of Seller.  (a) Buyer shall
          ------------  ---------------------------------
indemnify and hold Seller, Project Lender and Lessor and the officers, directors, employees and agents of Seller, Project Lender and Lessor (collectively, "Seller's Indemnified Parties") harmless from and against all damages, losses or expenses suffered or paid as a result of any and all claims, demands, suits, causes of action, proceedings, judgments and liabilities to third parties, including reasonable counsel fees incurred in litigation or otherwise, assessed, incurred or sustained by or against Seller's Indemnified Parties with respect to or arising out of the operation or maintenance of the Project and caused by the gross negligence or willful misconduct of Buyer or its agents or employees; provided, however, that Buyer shall not be liable, by
                     --------- -------
reason of the foregoing indemnity, to Seller's Indemnified Parties for any loss of revenues. Notwithstanding anything to the contrary herein contained, Buyer shall not be liable, and neither Seller nor any of Seller's Indemnified Parties shall have any rights to claim or recover against Buyer's Indemnified Parties, for loss of or damage to Seller's Indemnified Parties, the Project or any other property under Seller's control from any cause to the extent insured against or required to be insured against under the provisions of the Mortgage.

          (b) Promptly after receipt by any of Seller's Indemnified Parties of any claim or notice of the commencement of any action or administrative or legal proceeding or investigation as to which the indemnity provided for in subparagraph (a) of this Section 7.2 may apply, Seller shall notify or cause the indemnified party to notify Buyer of such fact. Buyer shall have the right to assume the defense thereof with counsel designated by Buyer and reasonably satisfactory to the indemnified party; provided, however, that if the defendants
                                       --------- -------
in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties.

          (c) Should any of Seller's Indemnified Parties be entitled to indemnification under this Section 7.2 as a result of a claim by a third party, and should Buyer fail to assume the defense of such claim, such indemnified party may at the expense of Buyer contest (or, with the prior consent of Buyer, settle) such claim; provided, however, that no such contest need be made, and
                    --------  -------
settlement or full payment of any such claim may be made without the consent of Buyer (with Buyer remaining obligated to indemnify such indemnified party under this Section 7.2), if, in the opinion of such indemnified party's counsel, such claim is meritorious or the defendant has no valid defense to such claim.

          (d) In the event that Buyer is obligated to indemnify and hold any of Seller's Indemnified Parties harmless under this Section 7.2, the amount owing to the indemnified party shall be the amount of such indemnified party's actual out-of-pocket loss net of any insurance or other recovery.


                                 ARTICLE VIII
                                 ------------
                                  ARBITRATION

          Section 8.1.  Compulsory Arbitration.  Any dispute between the
          ------------  ----------------------
parties arising under this Agreement or the Mortgage shall, if the parties cannot settle such dispute amicably, be resolved by arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Unless the parties otherwise agree, the arbitration shall be held in Pittsburgh, Pennsylvania. The parties shall proceed with the arbitration expeditiously and shall conclude all proceedings thereunder, including any hearing, in order that a decision may be rendered within 90 days from the filing of the demand for arbitration by the initiating party; provided, however, that if such matter
                                     --------- -------
relates to Seller's compliance with the terms of Section 2.1, such decision shall be rendered within 45 days after the filing of such demand; and provided,
                                                                      ---------
further, that if such matter relates to Buyer's compliance with the terms of
-------
Section 1.2 or Seller's compliance with the terms of Section 3.8, such decision shall be rendered within 30 days after the filing of such demand. The decision of the arbitrator shall be final and binding on both parties and may be enforced in any court having jurisdiction over the party against which enforcement is sought. In the event the arbitrator finds a breach of the terms and conditions of this Agreement or the Mortgage to have occurred and be continuing, the arbitrator shall have express authority to order (a) specific performance, as provided in Section 10.6, (b) the establishment of reasonable reserves, and (c) the payment of damages to compensate the non-breaching party for any loss; provided, however, that Seller shall have the right during any such arbitration
--------- -------
proceeding to continue the design, construction or operation of the Project, as the case may be, on such terms and according to such standards as Seller reasonably believes comply with this Agreement, but in the event the arbitrator finds Seller's actions to be in breach of the terms and conditions of this Agreement, Seller shall promptly comply with the arbitrator's decision and order (including, in the event the arbitrator orders specific performance, correcting any action taken by Seller during such proceeding inconsistent with the arbitrator's decision). Any payment of damages ordered by the arbitrator shall bear interest at the Applicable Rate from the date as of which such damages are calculated to the date on which the party entitled thereto receives payment thereof in full.

          Section 8.2.  Performance During Proceeding.  During the pendency of
          ------------  -----------------------------
such arbitration (i) Seller shall continue to perform its obligation hereunder to sell and deliver Project Energy and Buyer shall continue to pay for Project Energy all amounts not in dispute, without setoff during the pendency of such arbitration of any amounts so disputed, and (ii) neither Buyer nor Seller shall exercise any other remedies hereunder arising by virtue of the matters in dispute.


                                  ARTICLE IX
                                  ----------
                     DEFINITIONS AND RULES OF CONSTRUCTION

          Section 9.1.  Definitions.  As used in this Agreement:
          ------------  -----------

          "Act No. 114" means the Act of July 10, 1986, No. 114, 1986 Pa. Legis. Serv. 184 (Purdon).

          "Additional Project Energy" has the meaning specified in Section
1.1(c).

          "Adjustment Period" has the meaning specified in Section 4.3(b).

          "Affiliate" means, with respect to any Person, any other Person who directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, or who holds or beneficially owns 10% or more of the equity interest in such Person or 10% or more of any class of voting securities of such Person.

          "Applicable Rate" means a fluctuating rate of interest per annum (computed on the basis of the actual number of days elapsed in a year of 365 or 366 days, as appropriate) equal to 120% of the interest rate per annum announced from time to time by Mellon Bank, N.A., in Pittsburgh, Pennsylvania, as its prime rate such fluctuating rate to change automatically from time to time effective as of the effective date of each change in such prime rate.

          "APS" means Allegheny Power System, Inc., a public utility holding company registered as such under the Public Utility Holding Company Act of 1935 whose subsidiaries are currently engaged in the furnishing of electric service in portions of Maryland, Ohio, Pennsylvania, Virginia and West Virginia, and its successors and assigns.

          "APS Demand" means the "Demand" of all "Participants" as provided, and as such terms are defined, in the APS Power Supply Agreement.

          "APS Engineering Manual" means the APS Engineering Manual, as the same may be revised from time to time.

          "APS Power Supply Agreement" means the Power Supply Agreement dated January 1, 1968 among Buyer, The Potomac Edison Company and Monongahela Power Company, as in effect on the date hereof.

          "APS Proxy Units" means (a) until October 1, 1995, each of Units Nos. 1 and 2 at each of the Fort Martin and Pleasants Power Stations and Units Nos. 1, 2 and 3 at each of the Harrison and Hatfield's Ferry Power Stations, in each case so long as the same shall be in commercial operation and shall be owned, in whole or in part, by a regulated subsidiary of APS, and (b) thereafter, each of the foregoing units, each of Coal #1, #2 and #3 and each of any other equivalent base load generating units that are economically dispatched to supply APS Demand, as determined by Buyer, in each case so long as the same shall be in commercial operation and shall be owned, in whole or in part, by a regulated subsidiary of APS.

          "APS System" means any and all equipment and facilities comprising the systems of Buyer, The Potomac Edison Company and Monongahela Power Company for the generation, transmission and distribution of electricity, whether now owned or hereafter acquired.

          "Average Production Cost Rate" means, with respect to the generating facilities and the period of time as to which the determination is being made, the sum (expressed in cents per kilowatthour), as reasonably determined by Buyer (it being understood that there may exist more than one reasonable method of making such determination and that the method employed by Buyer, if reasonable, shall not be subject to challenge on the basis that it is not the best method), of:

               (a) the accrued expense of Buyer and any other regulated subsidiaries of APS in FERC Account 501 (fuel expense), or such other appropriate similar account as the FERC may from time to time establish for fuel expense for steam power generation, divided by the actual net generation in kilowatthours, exclusive of plant use, plus

               (b) the accrued expenses of Buyer and any other regulated subsidiaries of APS in FERC Accounts 500, 502-507, inclusive, and 510-514, inclusive, or such other appropriate similar accounts as the FERC may from time to time establish for power production expenses steam power generation (other than fuel expense), divided by the product of
          (i) 70% of the Net Generating Capability times (ii) the total number of hours in the period for which such costs are being determined.

          "Avoided Energy Cost Rate" means (a) until October 1, 1995, the monthly Variable Energy Cost Rate, actually experienced, for all APS Proxy Units, as determined by Buyer, and (b) thereafter, (i) until the first unit of Coal #1, #2 and #3 is placed in service for commercial operation, the monthly Average Production Cost Rate, actually experienced, for all APS Proxy Units, as determined by Buyer, and (ii) after such unit has been placed in service for commercial operation, the monthly Average Production Cost Rate, actually experienced, for the station in which such unit is contained, as determined by Buyer, provided, however, that if in any period for which such costs are being
       --------- -------
determined the actual net generation in kilowatthours of such station is less than 10% of its Net Generating Capability times the total number of hours in such period, then the Avoided Energy Cost Rate for such period shall be the weighted average of the monthly Average Production Cost Rate in effect for the preceding six months in which the actual net generation of such station exceeded 10% of its Net Generating Capability.

          "Billing Period" means the calendar month (or portion thereof) in respect of which the price to be paid to Seller for the Project Energy sold and delivered to Buyer during that month is being determined.

          "Buyer's Consulting Engineer" means Stone & Webster Engineering Corporation, or such other engineering firm as Buyer, in its sole discretion, may select from time to time.

          "Buyer's Indemnified Parties" has the meaning specified in Section 7.1(a).

          "Buyer's System" means any and all equipment and facilities comprising Buyer's system for the generation, transmission and distribution of electricity, whether now owned or hereafter acquired.

          "Capacity Cost Rate" means 3.3 cents per kilowatthour

          "Capacity Derate" means any decrease in the generating capacity of the Project from its Net Generating Capability which is not attributable to an outage of equipment.

          "Capacity Replacement Charge" has the meaning specified in Section 6.2(b).

          "Coal #1, #2 and #3" means collectively, all units of the next coal-fired base load generating station constructed by Buyer or Buyer and any other regulated subsidiaries of APS.

          "Commencement Date" means the first day of the month following the date on which the conditions precedent set forth in Sections 5.3 and 5.4 shall be fulfilled; provided, however, that in no event shall the Commencement Date
              --------- -------
occur prior to January 1, 1990.

          "Contract Output" means the greater of (a) 36.5 megawatthours per hour or (b) the maximum output specified by Seller pursuant to Section 1.1(b).

          "Design and Construction Standard" has the meaning specified in
Section 2.1(a).

          "Event of Default as to Buyer" has the meaning specified in Section
6.3.

          "Event of Default as to Seller" has the meaning specified in Section 6.1.

          "FERC" means the Federal Energy Regulatory Commission, or any successor to said Commission in the performance of its regulatory functions relating to the Project under the Federal Power Act, as amended.

          "Financing Closing Date" means the date of the first closing of the initial construction financing of the Project under the Project Loan Documents (as defined in the Recognition Agreement).

          "Force Majeure" means any cause or causes which the party asserting the same is not, despite all reasonable efforts, able to prevent or overcome, including, but not limited to, acts of God, strikes, lockouts or other labor disputes, riots, civil strife, war, acts of a public enemy, lightning, fires, explosions, storms or floods. Neither (a) Capacity Derates, (b) interruptions in deliveries of Fuel Inventory during transportation from an off-site storage location to the Project, nor (c) lack or unavailability of money or changes in market conditions shall constitute Force Majeure.

          "Fuel Inventory" has the meaning specified in Section 3.3.

          "Indenture" means the trust indenture to be executed and delivered by Lessor in connection with the sale and leaseback of the Project to secure the permanent financing of the Project.

          "Index" means the Gross National Product Implicit Price Deflator as presently issued by the Department of Commerce Bureau of Economic Analysis in the publication entitled "Economic Indicators" published by the Government Printing Office, or, if said historical index is no longer available or is converted to a different standard reference base or is otherwise revised, such historical index as Buyer may reasonably select that measures all goods and services in the economy adjusted for real price change.

          "Index Multiplier" means, for any calendar year, the algebraic sum of
(a) the Inflation Factor for the calendar year immediately preceding such calendar year, and (b) 1.0.

          "Inflation Factor" means, for any calendar year (the "test year"), the quotient obtained by dividing (a) the Index for the test year, minus the Index
                                                               -----
for the calendar year immediately preceding the test year by (b) the Index for the calendar year immediately preceding the test year.

          "Interconnection" means the connection between the Project and Buyer's System at a point to be designated by Buyer at Buyer's 46 kV Milesburg Substation or as otherwise agreed to by Buyer and Seller, permitting the transfer of electric energy in either direction.

          "Interconnection Date" means the date the Interconnection is made pursuant to Section 2.2; provided, however, that in no event shall the
                         --------- -------
Interconnection Date occur prior to October 1, 1989.

          "Interconnection Facilities" means such lines, poles, switchgear and all other materials, equipment and facilities as may be installed between the point of Interconnection and the remainder of the Project in connection with, or necessary or desirable for, making the Interconnection, together with all improvements and additions thereto, substitutions therefor and replacements thereof; the Interconnection Facilities shall constitute part of the Project.

          "Internal Energy" means the electric energy consumed from time to time by the Project for auxiliary equipment and other internal Project uses, expressed in kilowatthours

          Lease" means the lease agreement to be entered into between Lessor and Seller pursuant to which Seller as lessee will lease the Project from Lessor for an initial term of 15 years and providing, among other things, for the operation and maintenance of the Project by Seller as lessee in the manner required by this Agreement, and any amendments thereto permitted by Section 2.4.

          "Legal Requirements" means all present and future laws, codes, ordinances, orders, judgments, decrees, injunctions, licenses, rules, permits, approvals, agreements, regulations and requirements, even if unforeseen or extraordinary, of every governmental authority or agency having jurisdiction over the matter in question, whether Federal, state or local, and all covenants, restrictions and conditions now or hereafter of record which may be applicable to Seller or Buyer, respectively, as required by the context in which used, or to the Project or any of the real or personal property comprising the Project, or to the use, manner of use, occupancy, possession, operation, maintenance, construction, acquisition, installation, alteration, improvement, replacement, repair or reconstruction of the Project or any part thereof.

          "Metering Devices" means any instrument or instruments used to measure, or to measure and record, electric energy.

          "Minimum Loading Condition" means a condition that exists when the APS System load is being supplied only from one or more of the following sources:
(a) fossil-fueled steam generating units which, except to the extent required for system security reasons, are operating at or near minimum output and which are expected to be required to supply the estimated load during the following day; (b) hydroelectric generating units which, except to the extent required for system security reasons, are discharging at or near required minimum water releases or releases related to maintenance of appropriate reservoir water levels; (c) minimum power purchases required by contract provisions from other electric utilities; (d) power purchases pursuant to contracts with facilities which, on the date such contracts are entered into, are "qualifying facilities" within the meaning of the Public Utility Regulatory Policies Act of 1978, as amended; and (e) nuclear steam generating units operating at or below their maximum capability.

          "Minimum Reserve Fund Requirement" means (a) until December 31, 1990, $5,000,000; and (b) for each calendar year thereafter, the Minimum Reserve Fund Requirement for the calendar year immediately preceding such calendar year multiplied by the Index Multiplier for such calendar year.

          "Mortgage" means the Mortgage and Security Agreement from Seller to Buyer, in the form annexed hereto as Exhibit D, encumbering the Project (it being understood that the descriptions of the Mortgaged Property to be attached thereto as Schedules I and II shall be satisfactory to Buyer in its sole discretion) and securing the obligations of Seller to Buyer under this Agreement.

          "Net Generating Capability" means the maximum load which the generating facilities in question can carry as demonstrated by testing or as determined by actual operating experience, less power generated and used for auxiliary equipment and other uses of such facilities.

          "Net Project Cash Flow" means, for any month, all revenues realized for such month from the sale of electricity generated by the Project, less (a)
                                                                      ----
all Operating and Maintenance Expenses paid in respect of such month (including any payment on account of accruals of ad valorem or other property taxes, insurance premiums, payments to the FERC or any other Operating and Maintenance Expenses that are not payable monthly made into a trust account for later payment of such Operating and Maintenance Expenses), (b) an amount equal to 1/12 of Seller's estimated Federal and State income tax liability in respect of revenues generated from the sale of Project Energy under this Agreement for the fiscal year in which such month occurs (but not, in the case of any fiscal year occurring after the first fiscal year during the term of this Agreement, in excess of 1/12 of Seller's actual Federal and State income tax liability in respect of revenues from the sale of Project Energy under this Agreement for the fiscal year preceding such fiscal year), and (c) prior to the fifteenth anniversary of the Commencement Date, all debt service paid in respect of such month pursuant to the Project Mortgage or rent paid in respect of such month pursuant to the Lease (including any payment on account of accruals of debt service or rent made into a trust account for later payment of such debt service or rent).

          "Off-Peak Hours" means all hours other than On-Peak Hours.

          "On-Peak Hours" means the hours of 7 a.m. through 10 p.m. prevailing Eastern time, Monday through Saturday, except when such days fall on New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

          "Operating and Maintenance Expenses" means, with respect to Seller and the Project, those costs which are defined in FERC Accounts 500-507, inclusive, 510-514, inclusive, and 560-573, inclusive, as of the date hereof, and shall specifically include premiums on the insurance hereby required to be maintained and Impositions (as defined in the Mortgage) required to be paid pursuant to the terms of the Mortgage; provided, however, that no fees or other amounts paid or
                       --------- -------
payable to Seller, any of the shareholders, directors or officers of Seller, the Project Lender, Lessor or their respective Affiliates, or the partners or agents or the respective successors or assigns of any thereof shall constitute Operating and Maintenance Expenses.

          "Operating Budget" has the meaning specified in Section 3.6(d).

          "Operations Coordination Agreement" means an agreement mutually acceptable to Seller and Buyer setting forth interconnection standards and operating specifications for the Project which are consistent with the operation of Buyer's System.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government.

          "Plans and Specifications" means the detailed plans and specifications with respect to the construction of the Project, whether preliminary or final, including any working or shop drawings made in furtherance of said plans and specifications and all single line diagrams and control and protective relay schemes relating to the Interconnection and the Interconnection Facilities, and all changes and amendments thereto, including changes in engineering in the field as a result of problems encountered during construction.

          "Project" means the Project as defined in the recitals hereto, together with all other buildings, structures, equipment, fixtures and facilities (including the Interconnection Facilities) now or hereafter erected, constructed or acquired with respect thereto, and together with all improvements and additions thereto, substitutions therefor and replacements thereof.

          "Project Energy" means all electric energy generated by the Project minus all Internal Energy supplied by the Project's own generation, expressed in
-----
kilowatthours; provided, however, that Project Energy shall not include any
               --------  -------
energy generated solely from increased capacity above the maximum design capacity of 36.5 to 43 megawatts anticipated in the Plans and Specifications created as a result of additions or improvements to the Project except to the extent such increased capacity supplies Internal Energy that was supplied prior to such addition or improvement.

          "Project Lender" means, collectively, all holders of notes or other obligations or evidences of indebtedness entitled to the benefit and protection of the Project Mortgage, and any trustee acting on their behalf (including the trustee under the Indenture).

          "Project Mortgage" means all mortgages, deeds of trust or other indentures or security agreements entered into by Seller in accordance with
Section 2.4 in connection with the initial construction and permanent financing of the Project, or in connection with any subsequent financing of the Project permitted by this Agreement, and which shall constitute liens on the Project or any part thereof, together with the notes or other obligations or evidences of indebtedness secured thereby and any amendments thereto permitted by Section 2.4, and shall include the Indenture.

          "PURPA" means the Public Utility Regulatory Policies Act of 1978, and the regulations of the FERC (and of any state agency having jurisdiction in the premises) promulgated thereunder, in each case as the same is in effect on the Financing Closing Date or, in the case of the criteria set forth in clause (i) of the second sentence of Section 3.2, as the same is in effect at the time of the applicable FERC orders referred to in such Section.

          "Recognition Agreement" means the Recognition Agreement among Buyer, Seller and the other parties identified therein, substantially in the form annexed hereto as Exhibit E.

          "Reserve Fund" has the meaning specified in Section 3.8.

          "Seller's Indemnified Parties" has the meaning specified in Section 7.2(a).

          "Scheduled Outage" means, with respect to Buyer, any period of planned or scheduled maintenance of or repairs to Buyer's System which, under sound electric utility practice, prevents Buyer from taking and using Project Energy.

          "Stipulated Monthly Reserve Fund Payment" means, for any month, an amount equal to the lesser of (a) Net Project Cash Flow for such month and (b) the sum of (i) for any month occurring prior to the twelfth anniversary of the Commencement Date, .2 cents per kilowatthour, and for any month thereafter, .35 cents per kilowatthour, times the number of kilowatthours of Project Energy delivered to Buyer during such month (the "stipulated payment amount" for such month) and (ii) the amount, if any, by which (x) the aggregate Stipulated Monthly Reserve Fund Payments for all preceding months (other than any months preceding the last month in which, on any day, the Reserve Fund contained an amount at least equal to the Minimum Reserve Fund Requirement) were less than
(y) the aggregate stipulated payment amounts for such months.

          "System Emergency" means, with respect to Buyer, any forced outage as a result of Force Majeure, the negligence or willful misconduct of Buyer's employees, a failure of equipment or facilities or any other cause affecting Buyer's ability to accept and purchase Project Energy which, despite all reasonable efforts (but without regard to lack or unavailability of money or changes in market conditions), Buyer is unable to prevent or overcome and which is not attributable to a failure by Buyer to comply with the provisions of this Agreement, or any other condition of, on or affecting Buyer's System which is likely to result in imminent significant disruption of service to Buyer's customers or is imminently likely to endanger life or property.

          "Test Period" has the meaning specified in Section 6.1(b).

          "Unavoidable Interruptions" means interruptions in deliveries of Project Energy to Buyer pursuant to this Agreement to the extent occasioned by
(a) any suspensions of purchases by Buyer pursuant to Section 1.3, (b) one or more causes constituting

Force Majeure affecting Seller's ability to sell and deliver Project Energy as provided in Section 1.4, (c) the effect, to the extent not inconsistent with Seller's obligations under Section 3.2, on Seller's ability to sell and deliver Project Energy as provided in Section 1.1 as a result of any action taken to comply with any changes in Legal Requirements which occur after the Commencement Date, or (d) the negligence or willful misconduct of Seller's employees, a failure of equipment or facilities not constituting a Capacity Derate, or any other cause not constituting either Force Majeure or an interruption in the transportation of Fuel Inventory from an off-site storage location to the Project, affecting Seller's ability to sell and deliver Project Energy as provided in Section 1.1 which, despite all reasonable efforts (but without regard to lack or unavailability of money or changes in market conditions), Seller is unable to prevent or overcome and which is not attributable to a failure by Seller to comply with the provisions of this Agreement.

          "Variable Energy Cost Rate" means, with respect to the generating facilities and the period of time as to which the determination is being made, the sum (expressed in cents per kilowatthour), as reasonably determined by Buyer (it being understood that there may exist more than one reasonable method of making such determination and that the method employed by Buyer, if reasonable, shall not be subject to challenge on the basis that it is not the best method), of:

               (a) the accrued expense of Buyer and any other regulated subsidiaries of APS in FERC Account 501 (fuel expense), or such other appropriate similar account as the FERC may from time to time establish for fuel expense for steam power generation, divided by the actual net generation in kilowatthours, exclusive of plant use, plus

               (b) one-half of the accrued expenses of Buyer and any other regulated subsidiaries of APS in FERC Accounts 510-514, inclusive, or such other appropriate similar accounts as the FERC may from time to time establish for maintenance expense for steam power generation, divided by the actual net generation in kilowatthours, exclusive of plant use.

          Section 9.2.  Rules of Construction.  Unless the context shall
          ------------  ---------------------
otherwise indicate, words importing the singular number include the plural number, and vice versa; the terms "hereof", "hereby", "hereto", "hereunder" and similar terms refer to this entire Agreement; and the term "including" shall mean "including without limitation". Each reference in this Agreement to a Person includes its successors and assigns.

                                   ARTICLE X
                                   ---------
                                 MISCELLANEOUS

          Section 10.1.  Force Majeure.  Whenever any party hereto shall be
          -------------  -------------
excused from any delay in the performance of, or from its inability to perform, any duties or obligations hereunder by reason of Force Majeure, (a) such party shall give the other party prompt notice describing the particulars of the cause or causes constituting such Force Majeure, (b) the suspension of performance shall be of no greater scope and of no longer duration than is required by the cause or causes constituting such Force Majeure, (c) no obligations of either party which arose before the cause or causes constituting such Force Majeure causing the suspension of performance shall be excused as a result of such Force Majeure, and (d) the party whose performance is excused by such Force Majeure shall use all reasonable efforts to remedy with all reasonable dispatch, all in accordance with standard electric utility practice, the cause or causes preventing such party from carrying out its duties or obligations; provided,
                                                                   --------
however, that the settlement of strikes, lockouts and other labor disputes shall
-------
be entirely within the discretion of such party, and such party shall not be required to settle any strike, lockout or other labor dispute on terms which it deems inadvisable.

          Section 10.2.  Term of this Agreement.  Unless sooner terminated in
          -------------  ----------------------
accordance with the terms hereof, this Agreement shall expire on the 30th anniversary of the Commencement Date. If the Financing Closing Date shall not occur prior to September 1, 1988 for any reason whatsoever, including Force Majeure, this Agreement shall automatically terminate, in which case neither party shall have any further liability to the other hereunder. Notwithstanding any other provision hereof, if the Commencement Date shall not occur prior to July 1, 1991 for any reason whatsoever, including Force Majeure, Buyer may terminate this Agreement, in which case neither party shall have any further liability to the other hereunder; provided, however, that if Buyer exercises
                                  --------  -------
such right to terminate, Seller may reinstate this Agreement and keep the same in full force and effect so long as Seller pays to Buyer as liquidated damages, in monthly installments, in advance, the sum of $35,000 per month on the first day of each month or part thereof after June 30, 1991 that the Commencement Date shall not have occurred; and provided, further, that if the Commencement Date
                             --------  -------
shall not occur prior to July 1, 1992 for any reason whatsoever, including Force Majeure, Seller shall have no further right to reinstate this Agreement and Buyer may terminate this Agreement effective at any time prior to the occurrence of the Commencement Date, in which case neither party shall have any further liability to the other hereunder. Upon any termination of this Agreement prior to the 30th anniversary of the Commencement Date, Buyer shall not be obligated, pursuant to PURPA or otherwise to pay for any electric energy thereafter generated by the Project at a rate per kilowatthour greater than the price specified in Section 8.5 of the Recognition Agreement (the provisions of which are incorporated herein by reference and made a part hereof, whether or not the Recognition Agreement shall be in effect at such time), and, at Buyer 5 request, Seller shall, and shall cause any Successor (as defined in the Recognition Agreement) to Seller's interest in the Project to, execute and deliver an instrument in form and substance reasonably satisfactory to Buyer confirming the foregoing, and this provision shall survive any such termination of this Agreement.

          Section 10.3.  Survival of Obligations.  Except as otherwise
          -------------  -----------------------
specifically provided in this Agreement, termination of this Agreement for any reason shall not relieve Buyer or Seller of any obligations of either such party accruing prior to such termination .

          Section 10.4.  Confidentiality.  During the term of this Agreement,
          -------------  ---------------
it may become necessary or desirable, from time to time, for either party to provide to the other party information that is either confidential or proprietary (which shall not include information already known to such other party or generally known or available to the public). The party desiring to protect any such information (the "labelling party") may label such information as either confidential or proprietary and thereafter the other party shall not reproduce, copy, use or disclose (except when required by governmental authorities or by law) any such information in whole or in part for any purpose without the consent of the labelling party. In disclosing confidential or proprietary information to governmental authorities, the disclosing party or parties shall cooperate with the labelling party in minimizing the amount of such information furnished. At the specific request of the labelling party, the disclosing party or parties shall endeavor to secure the agreement of such governmental authorities to maintain specified portions of such information in confidence.

          Section 10.5.  Further Assurances.  If either party determines that
          -------------  ------------------
any further instruments or any other things are reasonably necessary or desirable to carry out the terms of this Agreement, the other party will execute and deliver all such instruments and assurances and do all such things as the first party reasonably deems necessary or desirable to carry out the terms of this Agreement.

          Section 10.6.  Specific Performance and Injunctive Relief.  In
          -------------  ------------------------------------------
addition to any other remedies provided in this Agreement, Buyer shall be entitled to a decree compelling specific performance, and, without the necessity of filing any bond, to the restraint by injunction of any actual or threatened violation, of Seller's obligations under this Agreement, it being understood that monetary damages are not an adequate remedy for the breach of Seller's obligations hereunder and that such remedies are specifically contemplated and consented to by the parties hereto.

          Section 10.7.  Entire Agreement; Severability.  This Agreement and the
          ------------   ------------------------------
documents delivered pursuant hereto contain the entire agreement between the parties and supersede all prior negotiations and understandings with respect to the subject matter hereof. Neither of the parties shall be bound by or be deemed to have made any representations, warranties or commitments except those contained herein or in the documents delivered pursuant hereto. This Agreement and the documents delivered pursuant hereto, and the obligations of Seller and Buyer hereunder and thereunder, shall not be affected by any dispute or controversy between Buyer (or any Affiliate of Buyer) and Seller with respect to the terms, provisions or performance of either of them under any other contract entered into between them. If any term or provision of this Agreement or the application thereof to any Person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

          Section 10.8.  Counterparts, Assigns, Governing Law and Amendments.
          -------------  ---------------------------------------------------
This Agreement:

          (a) may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement;

          (b) shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns;

          (c) subject to applicable Federal law and the requirements of any governmental authorities by which Buyer is regulated, shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania; and

          (d) may not be amended, terminated or discharged, nor any provision hereof waived, except in each case by a writing signed by the party against whom enforcement of any such amendment, termination, discharge or waiver is sought.

          Section 10.9.  Assignment.  Buyer may assign all or any portion of
          -------------  ----------
its rights hereunder with Seller's prior written consent, which consent shall not be unreasonably withheld or delayed; provided, however, that Seller's
                                         --------  -------
consent shall not be required for any assignment by Buyer to APS or to a direct or indirect majority-owned subsidiary of APS. No such assignment shall release Buyer from any of its obligations hereunder. No assignment of this Agreement or any interest herein may be made or granted by Seller except to the Project Lender pursuant to the Project Mortgage and Lessor pursuant to the Lease, but only if such assignees are parties to or otherwise bound by the Recognition Agreement. No such assignment to the Project Lender or Lessor shall relieve Seller of any of its obligations under this Agreement.

          Section 10.10.  Headings.  The Table of Contents and headings used in
          -------------   --------
this Agreement are for convenience of reference only and shall not affect the construction of any of the terms or provisions of this Agreement.

          Section 10.11.  Notices.  All notices or other communications which
          -------------   -------
are required or permitted hereunder (collectively, "notices") shall, unless the context otherwise requires, be in writing and shall be deemed sufficiently given if sent by tested telex (charges prepaid), delivered personally or sent by registered or certified mail, postage prepaid, to the party for whom intended, addressed as follows:

          if to Seller:  Milesburg Energy, Inc.
                         P.O. Box 38
                         Blossburg, Pennsylvania  16912
                         Attention:  President

          if to Buyer:   West Penn Power Company
                         800 Cabin Hill Drive
                         Greensburg, Pennsylvania  15601
                         Attention:  The Secretary

                         with a copy to:

                         Allegheny Power Service Corporation
                         800 Cabin Hill Drive
                         Greensburg, Pennsylvania  15601
                         Attention:  Legal Department

or, as to either party, to such other person or address as such party may specify in a notice duly given to the other party as provided herein. All notices shall be deemed to have been given as of the date received if telexed or personally delivered or three days after the date mailed.

          Section 10.12.  No Implied Waiver.  No delay in exercising, failure to
          -------------   -----------------
exercise or course of dealing in respect of any rights hereunder on the part of any party, nor any partial or single exercise thereof, shall constitute a waiver of such rights or of any other rights hereunder by such party.

          Section 10.13.  No Rights Conferred on Others.  Nothing in this
          --------------  -----------------------------
Agreement shall be construed as giving any person, firm, corporation or other entity, other than the parties hereto, their successors and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof. Without limiting the generality of the foregoing, nothing herein contained shall be deemed or construed to constitute Buyer as a guarantor or surety with respect to any obligation of Seller under the Project Mortgage.

          Section 10.14.  Costs and Expenses.  Except as otherwise provided
          -------------   ------------------
herein or as heretofore otherwise agreed to by the parties in writing, each party to this Agreement shall pay its own costs and expenses (including, without limitation, the fees and expenses of its agents, representatives, counsel and accountants) necessary for its performance of and compliance with this Agreement.

          Section 10.15.  PURPA.  (a)  The absence of any statutory requirement
          -------------   -----
under PURPA or otherwise that Buyer purchase electric energy from qualifying small power production facilities shall not relieve either Buyer or Seller of their respective obligations hereunder, nor shall such obligations be affected by any amendments to or repeal of PURPA which may become effective subsequent to the execution and delivery of this Agreement, except as expressly provided herein.

          (b) Although not presently contemplated, during the term of this Agreement it may be appropriate for Seller, with the consent of Buyer, to operate the Project as a "qualifying cogeneration facility" within the meaning of PURPA. In such event, Seller shall execute and deliver such amendments to this Agreement as Buyer in its sole discretion may require, including such provisions as Buyer may require to assure that Seller's obligations under any steam sale or other use arrangements as Seller may enter into so as to cause the Project to be a "qualifying cogeneration facility" are consistent with Seller' 5 obligation to deliver Project Energy to Buyer at the Contract Output and with Seller's other obligations to Buyer under this Agreement. All such amendments shall be subject to the approval, if any be required, of all regulatory commissions having jurisdiction over Buyer and its Affiliates, which approvals, if applicable, shall be in full force and effect and final and no longer subject to appeal prior to the effectiveness of such amendments.

          Section 10.16.  Limitation of Liability.  No recourse for the payment
          -------------   -----------------------
of any sums or the performance of any obligations hereunder, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, partner, officer or director, as such, past, present or future, of Seller or of any successor partnership or corporation, or against any direct or indirect parent corporation of Seller or any other subsidiary of any such direct or indirect parent corporation or any incorporator, shareholder, officer or director, as such, past, present or future, of any such parent or other subsidiary, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being understood that Seller is a special purpose corporation formed for the purpose of the transactions contemplated in this Agreement on the express understanding aforesaid. Nothing contained in this Section 10.16 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Agreement or the Mortgage, of rights and remedies against Seller or the assets of Seller, including the Project.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its officer thereunto duly authorized as of the date and year first above written.

                                   MILESBURG ENERGY, INC.


                                   By  /s/  Neil W. Hedrick
                                       ------------------------
                                   Title:  President


                                   WEST PENN POWER COMPANY


                                   By  /s/  Stan Garnett
                                       ------------------------
                                   Title:  Vice President

                                                                    EXHIBIT A
                                                                    ---------
                                                                       TO
                                                                ELECTRIC ENERGY
                                                              PURCHASE AGREEMENT


                             Matters to be Covered
                        by Opinion of Varnum, Riddering,
                               Schmidt & Howlett
                              (Counsel to Seller)
                               -----------------

          [Unless otherwise indicated, all capitalized terms used and not otherwise defined in this Exhibit A shall have the meanings given such terms in the Agreement to which this Exhibit A is attached.]

          1. Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania with full power and authority to enter into and perform its obligations under the Agreement, the Mortgage, the Recognition Agreement and the Operative Documents (as defined in the Recognition Agreement) to which it is a party and to consummate the transactions contemplated thereby, (ii) is duly qualified, authorized to do business and in good standing in Pennsylvania and in each other jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary, (iii) has the corporate power to carry on its business as now being, or intended to be, conducted, and (iv) possesses all Federal, State and local permits and franchises currently required for the maintenance and operation of its properties and business.

          2. The Agreement, the Mortgage, the Recognition Agreement and the Operative Documents to which Seller is a party have been duly authorized, executed and delivered by Seller and constitute legal, valid and binding obligations of Seller enforceable in accordance with their respective terms, except as such enforceability and the availability of certain rights and remedies provided for therein may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity.

          3. Neither the execution and delivery of the Agreement, the Mortgage, the Recognition Agreement or any Operative Documents to which Seller is a party, the consummation of the transactions contemplated thereby nor performance or compliance with the terms and conditions thereof will (i) result in the violation of any present Legal Requirement to which Seller is subject, the violation of which would have a material adverse affect on the ability of Seller to perform its obligations thereunder, or (ii) conflict with or result in the breach of, or constitute a default under, the Articles of Incorporation or By-laws of Seller or any agreement or instrument to which Seller is a party or by which it or its properties may be bound or affected (except any such agreement or instrument a breach of which would not have a material adverse effect on the ability of Seller to perform its obligations under the Agreement, the Mortgage, the Recognition Agreement or any Operative Document to which it is a party), or result in a creation of any lien, charge, security interest or encumbrance (except such that may arise (x) in favor of Buyer in connection with the Agreement and under the Mortgage, and (y) in favor of the Project Lender in connection with the Project Mortgage) upon any of the properties of Seller, and Seller is not in default under any term of any such agreement or instrument.

          4. No authorization, consent, approval, license, permit, exemption or other action by any governmental authority or regulatory body is required in connection with Seller's execution and delivery of the Agreement, the Mortgage, the Recognition Agreement or any Operative Document to which it is a party; and Seller (i) has obtained all governmental approvals, licenses and permits required to be obtained on or prior to the Financing Closing Date, and (ii) is or will be entitled to obtain in the ordinary course upon due application therefor all governmental approvals, licenses and permits required to be obtained subsequent to the Financing Closing Date, in each case for the consummation by it of the transactions contemplated by, and the performance by it of, the Agreement, the Mortgage, the Recognition Agreement and the Operative Documents to which it is a party.

          5. There are no pending, or to the knowledge of such counsel, threatened, actions, suits, or proceedings before any court, governmental authority or regulatory body, to which Seller is a party or by which it or its properties may be bound, which might adversely affect its financial condition, business or operations or materially adversely affect its ability to perform its obligations under the Agreement, the Mortgage, the Recognition Agreement or any Operative Document to which it is a party, nor to the knowledge of such counsel is there any basis for any such action, suit or proceeding.

          6. The Project is, and as completed and operated in accordance with the Purchase Agreement will be, a "qualifying facility" within the meaning of PURPA as of the date hereof.

          7. The Site (as defined in the Mortgage) may be lawfully used for the construction and operation of the Project without need for any variance or special exception under any applicable zoning, building or other law, statute, ordinance, regulation or restriction. To the best knowledge of such counsel (after diligent search of governmental records and due inquiry), there is no violation of any zoning, building or other law, statute, ordinance, regulation or restriction concerning the Site or the proposed use thereof.

          8. The Mortgage and the Recognition Agreement have been duly recorded in the Office of the Recorder of Deeds of Centre County, Pennsylvania (the "Recorder's Office"), and Financing Statements with respect thereto, naming Seller as Debtor and Buyer as Secured Party, have been duly filed pursuant to the Pennsylvania Uniform Commercial Code (the "PaUCC") in the Office of the Secretary of the Commonwealth of Pennsylvania, in the Recorder's Office as a "fixture filing," and in the Office of the Prothonotary of Centre County, Pennsylvania, which are all the offices in which filing or recording is required by law in order to publish notice of, establish and perfect the respective liens, rights, titles, interests, remedies, powers, privileges and security interests created by the Mortgage and by the Recognition Agreement. No refiling or rerecording of or with respect to the Mortgage or the Recognition Agreement is necessary to continue the perfection of the respective liens, rights, titles, interests, remedies, powers, privileges and security interests created thereby, except for the filing of continuation statements under Section 9403 of the PaUCC.

          9. The Mortgage creates a valid and direct mortgage lien on the Site, the Improvements (as defined in the Mortgage) and on that portion of the Equipment (as defined in the Mortgage) which under the real estate law of Pennsylvania becomes subject to the lien of the Mortgage without regard to the PaUCC, subject only to Permitted Encumbrances (as defined in the Mortgage), and prior to all other liens which may be perfected on or which may arise or attach to the interest of Seller in the Site, the Improvements and such portion of the Equipment subsequent to the recording of the Mortgage.

          10. The Mortgage creates a valid and perfected security interest in that portion of the Mortgaged Property (as defined in the Mortgage) (other than that referred to in paragraph 9 above) in which a security interest may be perfected by the filing of financing statements under the PaUCC, prior to all other security interests which may be perfected in such manner, subject only to Permitted Encumbrances and to liens, encumbrances and other security interests which may have a priority or parity under the PaUCC or other applicable statute by virtue of matters or circumstances other than the chronological order of filings of financing statements.

                                                                  EXHIBIT B
                                                                  ---------
                                                                      TO
                                                               ELECTRIC ENERGY
                                                              PURCHASE AGREEMENT



                      Matters to by Covered by Opinion of
                  Reed Smith Shaw & McClay (Counsel to Buyer)
                  -------------------------------------------


          [Unless otherwise indicated, all capitalized terms used and not otherwise defined in this Exhibit B shall have the meanings given such terms in the Agreement to which this Exhibit B is attached.]

          1. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania with full right, power and authority to enter into and perform its obligations under the Agreement and the Recognition Agreement and to consummate the transactions contemplated thereby.

          2. The Agreement and the Recognition Agreement have been duly authorized, executed and delivered by Buyer and constitute legal, valid and binding obligations of Buyer enforceable in accordance with their respective terms, except as such enforceability and the availability of certain rights and remedies provided for therein may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity.

          3. No authorization, consent, approval, license, permit, exemption or other action by any governmental authority or regulatory body (other than such as has been obtained) is required in connection with Buyer's execution and delivery of the Agreement or the Recognition Agreement or for the consummation by Buyer of the transactions contemplated by, and the performance by Buyer of, the Agreement and the Recognition Agreement.

          4. Neither the execution and delivery of the Agreement or the Recognition Agreement, nor the consummation by Buyer of the transactions contemplated by, nor Buyer's performance of or compliance with the terms and conditions of, either of the foregoing will (i) violate any law or regulation to which Buyer is subject, or (ii) conflict with or result in a breach of, or constitute a default under, the Articles of Incorporation or By-Laws of Buyer.

                                                                  EXHIBIT C
                                                                  ---------
                                                                      TO
                                                               ELECTRIC ENERGY
                                                              PURCHASE AGREEMENT


             Computation of Capacity Replacement Charge - Example
             ----------------------------------------------------

Capacity Termination Costs - Milesburg Project                         Exhibit C
--------------------------------------------------------------------------------

Definitions:
   CO = Contract Output                     =   320,178 Mwh
    d = Discount rate                       =     12.70%
    e = Escalation rate                     =      6.00%
   QS = QF start date                       =   1990.00      =                       01-Jan-90
   QE = QF contract expiration date         =   2020.00      =                     01-Jan-2020 Expected contract term = 30.00 years
   PS = APS plant start date                =   1995.75      =                       01-Oct-95
   PL = APS plant life                      =     33.00 years
   US = PV factor of uniform series         = (1-(1+d) UP-PL)/d     =                   7.7217
   ES = PV factor of uniform escalating series to infinity          =              1/(1-((1+e)/(1+d)) UP PL) = 1.1525

        Column 2     = d/(1-(1+d) UP-T)                                            [Levelizing factor over QF term]
        Column 3     = 1-((1+e)/(1+d) UP (QS+T-PS) if QS+T greater than PS else 0  [Factor for overlap with APS capacity need]
        Column 4     = Column 2 * Column 3 * US * ES                               [Contract Term Adjustment]
        Column 5     = Column 4 / last value in Column 4                           [Percent of value received]
        Column 8     = Column 5 * last value in Column 7
        Column 9     = Column 7 - Column 8
        Column 10    = the greater of 0 or the current value of Column 9 annuity

                                                                 ------------- mills/kwh ---------------------------     Capacity
                                       Contract     Capacity      Capacity      Levelized    Levelized    Levelized    Termination
Contract    Levelizing   Replacement     Term         Value       Cost Rate     Capacity     Capacity    Cost/Value       Costs
Term (T)      Factor       Factor     Adjustment     Factor         (CCR)       Cost Rate   Value Rate   Difference    (current $)
--(1)---    ----(2)----  ----(3)----  ----(4)----  ----(5)----   ----(6)----   ----(7)----  ----(8)----  ----(9)----   ----(10)----
      1         1.1270       0.0000       0.0000           0.0%       33.00       33.0000       0.0000      33.0000   $  10,565,874
      2         0.5971       0.0000       0.0000           0.0%       33.00       33.0000       0.0000      33.0000   $  22,473,614
      3         0.4214       0.0000       0.0000           0.0%       33.00       33.0000       0.0000      33.0000   $  35,893,637
      4         0.3341       0.0000       0.0000           0.0%       33.00       33.0000       0.0000      33.0000   $  51,018,003
      5         0.2822       0.0000       0.0000           0.0%       33.00       33.0000       0.0000      33.0000   $  68,063,163
      6         0.2481       0.0152       0.0336           3.7%       33.00       33.0000       1.2316      31.7684   $  84,015,914
      7         0.2240       0.0738       0.1470          16.3%       33.00       33.0000       5.3941      27.6059   $  91,118,352
      8         0.2063       0.1288       0.2364          26.3%       33.00       33.0000       8.6749      24.3251   $  98,274,791
      9         0.1927       0.1806       0.3097          34.4%       33.00       33.0000      11.3636      21.6364   $ 105,441,211
     10         0.1821       0.2293       0.3716          41.3%       33.00       33.0000      13.6337      19.3663   $ 112,564,944
     11         0.1736       0.2751       0.4251          47.3%       33.00       33.0000      15.5953      17.4047   $ 119,583,402
     12         0.1667       0.3182       0.4721          52.5%       33.00       33.0000      17.3217      15.6793   $ 126,422,613
     13         0.1610       0.3588       0.5141          57.2%       33.00       33.0000      18.8632      14.1368   $ 132,995,579
     14         0.1563       0.3969       0.5521          61.4%       33.00       33.0000      20.2559      12.7441   $ 139,200,397
     15         0.1524       0.4327       0.5867          65.2%       33.00       33.0000      21.5260      11.4740   $ 144,918,138
     16         0.1490       0.4665       0.6185          68.8%       33.00       33.0000      22.6930      10.3070   $ 150,010,436
     17         0.1461       0.4982       0.6479          72.0%       33.00       33.0000      23.7721       9.2279   $ 154,316,765
     18         0.1437       0.5280       0.6753          75.1%       33.00       33.0000      24.7748       8.2252   $ 157,651,346
     19         0.1416       0.5561       0.7008          77.9%       33.00       33.0000      25.7103       7.2897   $ 159,799,648
     20         0.1398       0.5825       0.7246          80.6%       33.00       33.0000      26.5859       6.4141   $ 160,514,426
     21         0.1382       0.6073       0.7470          83.1%       33.00       33.0000      27.4078       5.5922   $ 159,511,241
     22         0.1369       0.6306       0.7681          85.4%       33.00       33.0000      28.1808       4.8192   $ 156,463,389
     23         0.1357       0.6526       0.7879          87.6%       33.00       33.0000      28.9091       4.0909   $ 150,996,161
     24         0.1346       0.6732       0.8067          89.7%       33.00       33.0000      29.5962       3.4038   $ 142,680,357
     25         0.1337       0.6927       0.8244          91.7%       33.00       33.0000      30.2451       2.7549   $ 131,024,955
     26         0.1329       0.7109       0.8411          93.5%       33.00       33.0000      30.8586       2.1414   $ 115,468,816
     27         0.1322       0.7281       0.8569          95.3%       33.00       33.0000      31.4388       1.5612   $  95,371,317
     28         0.1316       0.7443       0.8719          96.9%       33.00       33.0000      31.9880       1.0120   $  70,001,760
     29         0.1311       0.7595       0.8860          98.5%       33.00       33.0000      32.5078       0.4922   $  38,527,414
  30.00         0.1306       0.7738       0.8994         100.0%       33.00       33.0000      33.0000       0.0000   $           0

Notes: "*" indicates multiplication, "/" indicates division, "UP" indicates exponentiation,
       ">" indicates greater than, "PV" means Present Value, "QF" refers to this project.

                                                                  EXHIBIT D
                                                                  ---------
                                                                     TO
                                                               ELECTRIC ENERGY
                                                              PURCHASE AGREEMENT



(This document constitutes, among other things, a security agreement and a fixture filing within the meaning of the Uniform Commercial Code - Secured Transactions, Title 13, Sections 9313 and 9402, of the Pennsylvania Consolidated Statutes. The record owner of the real estate described herein is Milesburg Energy, Inc.)


================================================================================

                        MORTGAGE AND SECURITY AGREEMENT

                       Dated as of __________ ___, 1987


                     MILESBURG ENERGY, INC., as Mortgagor


                                      and


                     WEST PENN POWER COMPANY, as Mortgagee

================================================================================


          Record and Return to:

               Reed Smith Shaw & McClay
               435 Sixth Avenue
               Pittsburgh, Pennsylvania  15219
               Attention:  W. Franklin Reed, Esq.

                               TABLE OF CONTENTS

                                                                                   PAGE
                                                                                   ----
INTRODUCTION AND PARTIES.........................................................    1

RECITALS.........................................................................    1

GRANTING CLAUSE..................................................................    2

I.     PARTICULAR COVENANTS AND AGREEMENTS OF MORTGAGOR

       1.01  Title; Etc..........................................................    4
       1.02  Compliance with Laws; Etc...........................................    4
       1.03  Maintenance and Repair; Replacement of Equipment; Etc...............    5
       1.04  Required Insurance..................................................    5
       1.05  Delivery of Policies or Other Evidence; Payment of Premiums.........    8
       1.06  Damage or Condemnation..............................................    9
       1.07  Application of Insurance Proceeds and Condemnation Awards...........   10
       1.08  Succession to Policies Upon Foreclosure.............................   12
       1.09  Indemnification; Costs of Enforcement...............................   12
       1.10  Taxes and Impositions; Contests.....................................   13
       1.11  Liens; Etc..........................................................   14
       1.12  Litigation Affecting Mortgaged Property.............................   14
       1.13  Actions by Mortgagee to Preserve Mortgaged Property.................   15
       1.14  Right of Entry......................................................   15
       1.15  Limitations of Use..................................................   15
       1.16  Estoppel Certificates...............................................   16

II.    EVENTS OF DEFAULT; REMEDIES

       2.01  Nature of Events of Default.........................................   16
       2.02  Remedies............................................................   17
       2.03  Application of Proceeds.............................................   21
       2.04  Right to Sue........................................................   21
       2.05  Powers of Mortgagee.................................................   22
       2.06  Remedies Cumulative.................................................   22
       2.07  Waiver of Stay, Extension, Moratorium Laws; Equity of Redemption....   22

III.   MISCELLANEOUS

       3.01  Notices.............................................................   23
       3.02  Security Agreement..................................................   23
       3.03  Further Assurances..................................................   24
       3.04  Amendments, Waivers, Etc............................................   24
       3.05  Successors and Assigns..............................................   24
       3.06  Interpretation......................................................   24
       3.07  Invalidity of Certain Provisions....................................   25

       3.08  Severability........................................................   25
       3.09  Limitation of Liability.............................................   25
       3.10  Governing Law.......................................................   26
       3.11  Recognition Agreement...............................................   26

EXECUTION........................................................................   26

SCHEDULE I - Legal Description of the Site

SCHEDULE II - List of Specific Items of Machinery and Equipment included in
              Mortgaged Property

          MORTGAGES AND SECURITY AGREEMENT (this "Mortgage") dated as of _______________, 1987 made by MILESBURG ENERGY, INC., a Pennsylvania corporation having an office at 24B Main Street, Blossburg, Pennsylvania 16912 ("Mortgagor"), to WEST PENN POWER COMPANY, a Pennsylvania corporation having an office at BOO Cabin Hill Drive, Greensburg, Pennsylvania 15601 ("Mortgagee").

                              W I T N E S S E T H

          WHEREAS, Seller desires to construct, equip, maintain and operate, or cause to be constructed, equipped, maintained and operated, a waste coal-fired plant consisting of a circulating fluidized bed boiler and related facilities having an expected capacity of 36.5 to 43 megawatts and to be located at Buyer's retired Milesburg Power Station in the Borough of Milesburg in Centre County, Pennsylvania (the "Project"); and

          WHEREAS, upon completion of the construction and equipping of the Project, Mortgagor intends to convey the Project, subject to the lien and security interest created by the Project Mortgage and the lien and security interest created hereby, to Lessor and to lease the Project from Lessor pursuant to the Lease; and

          WHEREAS, Mortgagor and Mortgagee have entered into an Electric Energy Purchase Agreement dated as of February 25, 1987 (said Electric Energy Purchase Agreement, as the same has been or hereafter may be supplemented or amended, being herein called the "Agreement"; terms not otherwise defined having the meanings ascribed thereto in the Agreement) pursuant to which Mortgagor has agreed to sell, and Mortgagee has agreed to purchase, Project Energy generated by the Project; and

          WHEREAS, pursuant to the terms of the Agreement, Mortgagee will pay for Project Energy delivered to it during each monthly Billing Period at a rate per kilowatthour equal to the sum of a fixed Capacity Cost late and a variable Energy Cost Rate, as more particularly described in the Agreement; and

          WHEREAS, the Capacity Cost Rate is based on the availability and reliability of Project Energy during the entire term of the Agreement, and Mortgagor is accordingly required under the Agreement, in the event there is any cessation or prolonged reduction in deliveries of Project Energy for reason other than any Unavoidable Interruptions, or in the event certain other "Events of Default as to Seller" (as defined in the Agreement) shall occur and be continuing, to make certain payments to Mortgagee to compensate Mortgagee for the loss of the benefit of its bargain as a result of the reduced deliveries of Project Energy occasioned thereby; and

          WHEREAS, the execution and delivery of this Mortgage as security for the payment of such amounts and the performance by Mortgagor of its other obligations under the Agreement is a condition to Mortgagee's obligation to purchase Project Energy in accordance with the terms of the Agreement;

          NOW, THEREFORE, in consideration of Ten Dollars ($10.00) in hand paid to Mortgagor by Mortgagee, the mutual covenants and agreements set forth in the Agreement and this Mortgage, and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to secure (i) the payment by Mortgagor of all amounts from time to time owing to Mortgagee in accordance with the terms of the Agreement and the performance and observance by Mortgagor of all of the covenants and agreements on the part of Mortgagor to be performed or observed under the Agreement, (ii) the payment of all other monies secured hereby, and (iii) the performance or observance by Mortgagor of the covenants and agreements hereinafter set forth (all of the foregoing being hereinafter collectively called the "Obligations Secured Hereby"), Mortgagor, intending to be legally bound, does hereby grant, bargain, sell, convey, warrant, assign, transfer, mortgage, pledge, grant a security interest in, set over and confirm unto Mortgagee, and its successors and assigns, all of its estate, right, title, interest, property, claim and demand, now or hereafter arising, in and to the following property and rights (all of Mortgagor's estate and interests therein, now or hereafter arising, being hereinafter collectively called the "Mortgaged Property"):

          (a) the lands and premises more particularly described in Schedule I hereto, together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in anywise appertaining, and also (i) any land lying within the right-of-way of any streets, open or proposed, adjoining the same, (ii) any easements, rights-of-way and rights used in connection therewith or as a means of access thereto, and (iii) any and all sidewalks, alleys, strips and gores of land adjacent thereto or used in connection therewith (all of the foregoing being hereinafter collectively called the "Site");

          (b) all buildings, structures and other improvements now or hereafter erected on the Site (collectively, the "Improvements");

          (c) all machinery, apparatus, equipment, fittings, fixtures and other articles of personal property, including all goods and all goods which become fixtures now owned or hereafter acquired by Mortgagor and now or hereafter located on, attached to or used in connection with the Site and the Improvements, including the items described in Schedule II hereto and all replacements thereof, additions thereto and substitutions therefor (all of the foregoing being hereinafter collectively called the "Equipment");

          (d) all licenses, permits, authorizations and agreements now or hereafter obtained by Mortgagor from any governmental authorities having jurisdiction over the ownership, operation, management or use of the Site, the Improvements and the Equipment or the construction of the Project or any Improvements thereto;

          (e) all contracts, easements, licenses or agreements to which Mortgagor now or hereafter is a party, either directly or indirectly, by assignment or otherwise, relating to the ownership, operation, management or use of the Site, the Improvements and the Equipment or the construction of the Project or any Improvements thereto;

          (f) all cash and investments now or hereafter held in any reserve accounts established pursuant to the Operative Documents (as defined in the Recognition Agreement), and all interest and investment earnings thereon and all cash and non-cash proceeds thereof, SUBJECT, HOWEVER, to the right of Mortgagor to receive and use the same in accordance with the provisions of the Operative Documents unless and until an Event of Default (as hereinafter defined) shall occur and be continuing;

          (g) all cash and investments now or hereafter held in the Reserve Fund established pursuant to Section 3.7 of the Agreement, and all interest and investment earnings thereon, and all cash and non-cash proceeds thereof, SUBJECT, HOWEVER, to the right of Mortgagor to receive and use the same in accordance with said Section 3.8 unless and until an Event of Default shall occur and be continuing;

          (h) all the remainder or remainders, reversion or reversions, rents, revenues, issues, profits, royalties, income and other benefits derived from any of the foregoing, all of which are hereby assigned to Mortgagee, who is hereby authorized to collect and receive the same, to give proper receipts and acquittances therefor and to apply the same to the payment of the Obligations Secured Hereby, notwithstanding the fact that the same may not then be due and payable, SUBJECT, HOWEVER, to the right of Mortgagor to receive and use the same unless and until an Event of Default shall occur and be continuing; and

          (i) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including all proceeds of the insurance required to be maintained by this Mortgage and the Operative Documents and all awards or other compensation heretofore or hereafter made to Mortgagor as the result of any Condemnation (as hereinafter defined), including any awards for changes of the grades of streets and any awards for severance damages, all of which are hereby assigned to Mortgagee, who is hereby authorized to collect and receive the proceeds thereof, to give proper receipts and acquittances therefor and to apply the same to the payment of the Obligations Secured Hereby, notwithstanding the fact that the same may not then be due and payable.

          TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, its successors and assigns, forever, SUBJECT, HOWEVER, to Prior Liens (as hereinafter defined);

          PROVIDED, HOWEVER, that if Mortgagor shall pay, perform and discharge the Obligations Secured Hereby in full according to the terms and provisions of the Agreement and this Mortgage and shall perform and observe each and every covenant and agreement on the part of Mortgagor to be performed or observed contained in the Agreement and this Mortgage, then this Mortgage and the estate hereby granted shall cease, terminate and become void.

          AND, Mortgagor hereby covenants and agrees with Mortgagee as follows:


                                   ARTICLE I
               Particular Covenants and Agreements of Mortgagor
               ------------------------------------------------

          Section 1.01  Title; Etc.  Mortgagor has the rights in and to the
                        ----------
Site, has good title to the Site and has good title to the Improvements and to all Equipment and other property and rights comprising the Mortgaged Property, subject to no prior mortgage, lien, pledge, charge, security interest or other encumbrance or adverse claim of any nature, other than the Project Mortgage and any other exceptions to title listed in the title policy insuring the lien or estate created by this Mortgage (collectively, "Prior Liens"). Mortgagor has full power and lawful authority to grant, bargain, sell, convey, warrant, assign, transfer, mortgage, pledge, grant a security interest in, set over and confirm unto Mortgagee, and its successors and assigns, the Mortgaged Property. Mortgagor will forever warrant and defend the title to the Mortgaged Property and the validity and priority of the lien or estate created hereby against the claims and demands of all persons whomsoever.

          Section 1.02  Compliance with Laws; Etc.
                        -------------------------

          (a) Mortgagor shall keep, or cause to be kept, in full force and effect all licenses, permits and governmental authorizations and agreements necessary for the ownership, operation, management or use of the Site, the Improvements and the Equipment or for the construction of the Project or any Improvements thereto.

          (b) Mortgagor shall comply with, or cause to be complied with, in a manner consistent with sound electric utility practice, but subject to the provisions of Section 3.2(b) of the Agreement, all Legal Requirements which at any time may be applicable to the Mortgaged Property, and shall comply with, or cause to be complied with, the requirements of all policies of insurance required by this Mortgage, and of the insurers under such policies.

          Section 1.03  Maintenance and Repair; Replacement of Equipment; Etc.
                        -----------------------------------------------------
Mortgagor shall at all times keep the Improvements and the Equipment in the condition required by the Agreement, or cause the same to be kept in such condition, and shall make or cause to be made, at its sole cost and expense, all repairs thereto required by the Agreement. Mortgagor shall not remove, demolish or substantially alter any of the Improvements; provided, however, that
                                                --------- -------
Mortgagor may make any replacements, alterations or improvements thereof or thereto which are required by law or which would not, in the judgment of Mortgagor, reasonably exercised, materially impair the value of the Improvements. Mortgagor shall not remove any Equipment from the Mortgaged Property, except such portions or items as are consumed or worn out in ordinary usage or become obsolete or unnecessary for operations; provided, however, that
                                                        --------- -------
Mortgagor shall not remove any such Equipment from the Mortgaged Property unless either (a) such Equipment is promptly replaced with Equipment of a value, utility and useful life at best equal to the value, utility and estimated useful life of the replaced Equipment immediately prior to the time such replaced Equipment became consumed, worn out or obsolete, or (b) such removal does not, in the judgment of Mortgagee, reasonably exercised, materially impair the value of the Project. All replacements, alterations and improvements made by Mortgagor pursuant to this Section 1.03 shall be performed in accordance with the Design and Construction Standard.

          Section 1.04 Required Insurance.  Mortgagor shall at all times effect,
                       ------------------
maintain and keep in force, or cause to be effected, maintained and kept in force, insurance with respect to the Project against such hazards, in such form (subject to the provisions of Section 1.05) and with such insurers as shall be approved by Mortgagee (which approval shall not be unreasonably withheld), and in such amounts as Mortgagor would in the prudent management of its property maintain, or as would be maintained by others similarly situated in respect of property similar to the Project; provided, however, that from and after the
                                 --------- -------
Commencement Date, such insurance shall include the following;

          (a) insurance against physical loss or damage to the Improvements and the Equipment by fire and any of the risks covered by insurance of the type now known as "all risk" coverage (including collapse and transit coverage and coverage against lightning, windstorm, explosion, riot, riot attending a strike, civil commotion, action of civil or military authority, damage from aircraft and vehicles, electrical injury, flood, earthquake and volcanic eruption and vandalism and malicious mischief), in an amount not less than 100% of the full insurable value thereof or, if such amount is not reasonably available in the commercial insurance market, such other amount as may be acceptable to Mortgagee and is reasonably available in the commercial insurance market, but in any event in an amount sufficient to prevent Mortgagor from becoming a co-insurer, with not more than $100,000 deductible from the loss payable for any single casualty or occurrence; the term "full insurable value" shall mean the full replacement value of such Improvements and Equipment, including contingent liability from operation of building laws, demolition cost and any increased cost of construction to comply with governmental regulations and requirements, without deduction for physical depreciation, as determined not less frequently than is required by the "agreed amount clause" endorsement (which shall be attached to the policy) by an insurance appraiser selected by Mortgagee and approved by Mortgagor (which approval shall not be unreasonably withheld), it being understood that no omission by Mortgagee to request such determination shall relieve Mortgagor of its obligation to maintain such insurance;

          (b) comprehensive general liability insurance against claims for "personal injury" including, without limitation, bodily injury, death or property damage occurring on, in or about the Improvements and the adjoining streets, sidewalks and passageways, such insurance to afford $1,000,000 "single limit" coverage with respect to personal injury or death to any one or more persons or damage to property, with such increases therein as shall be reasonably requested by Mortgagee from time to time, or, if such amount is not reasonably available in the commercial insurance market, such other amount as may be acceptable to Mortgagee and is reasonably available in the commercial insurance market, and any such policy to contain the "broad form" endorsement covering products and completed operations, contractual liability (including the indemnity contained in Section 7.1 of the Agreement), broad form property damage, contractor's protective liability and explosion, collapse and underground hazards;

          (c) comprehensive automobile liability insurance against claims for bodily injury, death or property damage arising out of the use of all owned, non-owned and hired motor vehicles by Mortgagor's agents and employees, including loading and unloading, such insurance to afford $1,000,000 "single limit" coverage with respect to personal injury or death to any one or more persons or damage to property, with such increases therein as shall be reasonably requested by Mortgagee from time to time, or, if such amount is not reasonably available in the commercial insurance market, such other amount as may be acceptable to Mortgagee and is reasonably available in the commercial insurance market;

          (d) where exposures involving watercraft or aircraft are expected to be present, comprehensive watercraft and aircraft liability (including passengers' liability) insurance against claims for bodily injury, death or property damage arising out of the use of all owned, non-owned and hired watercraft or aircraft by Mortgagor's agents and employees, including loading and unloading, such insurance to afford $10,000,000 "single-limit" coverage with respect to personal injury or death to any one or more persons or damage to property, with such increases therein as shall be reasonably requested by Mortgagee from time to time, or, if such amount is not reasonably available in the commercial insurance market, such other amount as may be acceptable to Mortgagee and is reasonably available in the commercial insurance market;

          (e) workers' compensation insurance including employer's liability insurance of not less than $100,000 or such higher limit as may be reasonably requested by Mortgagee, or, if such amount is not reasonably available in the commercial insurance market, such other amount as may be acceptable to Mortgagee and is reasonably available in the commercial insurance market) for all employees of Mortgagor engaged in or with respect to work on or about the Site, the Improvements or the Equipment in such amount as is reasonably satisfactory to Mortgagee or, if such limit is established by law, in such amount;

          (f) boiler and machinery insurance covering, to the extent that the Improvements contain equipment of such nature, all insurable objects, including pressure vessels, motors, air tanks, boilers, machinery, pressure piping, heating, air conditioning equipment, elevator and escalator equipment or similar apparatus and insurance against loss of occupancy or use arising from breakdown of any of the foregoing, in an amount not less than 100% of the full insurable value thereof (determined as set forth above), or, if such amount is not reasonably available in the commercial insurance market, such other amount as may be acceptable to Mortgagee and is reasonably available in the commercial insurance market, but in any event in an amount sufficient to prevent Mortgagor from becoming a co-insurer, with not more than $100,000 deductible from the loss payable for any single casualty or occurrence, except that the deductible for insurance against loss of occupancy or use arising from breakdown shall be no more than a 180-day deductible;

          (g) comprehensive crime insurance against claims for theft by Mortgagor's agents and employees, money and securities and forgery or a1teration of checks or other written promises to pay, such insurance to afford $1,000,000 "single limit" coverage with respect to any occurrence, with such increases therein as shall be reasonably requested by Mortgagee from time to time, or, if such amount is not reasonably available in the commercial insurance market, such other amount as may be acceptable to Mortgagee and is reasonably available in the commercial insurance market; and

          (h) excess "umbrella" insurance (against risks of the types described in clauses (b), (c) and (d) above and in excess of the employer's liability insurance described in clause (e) above) in an amount not less than $24,000,000 for any occurrence and not less than $24,000,000 in the aggregate, with such increases therein as shall be reasonably requested by Mortgagee from time to time, or, if the combined amount of primary and excess insurance required hereby is not reasonably available in the commercial insurance market, such other insurance as may be acceptable to Mortgagee and is reasonably available in the commercial insurance market.

          In the event any insurance hereby required to be maintained shall not be reasonably available in the commercial insurance market, Mortgagee shall not unreasonably withhold its agreement to waive such requirement to the extent the maintenance thereof is not so available; provided, however, that (i) Mortgagor
                                         --------- -------
shall first request any such waiver in writing, which request shall be accompanied by written reports prepared by two independent insurance advisers of recognized national standing certifying that such insurance is not reasonably available in the commercial insurance market for electric generating plants of similar type and capacity and explaining in detail the basis for such conclusion, such insurance advisers and the form and substance of such reports to be reasonably acceptable to Mortgagee; (ii) at any time after the granting of any such waiver, but not more often than twice a year, Mortgagee may request, and Mortgagor shall furnish to Mortgagee within 30 days after such request, supplemental reports reasonably acceptable to Mortgagee from such insurance advisers updating their prior reports and reaffirming such conclusion; and (iii) any such waiver shall be effective only so long as such insurance shall not be reasonably available in the commercial insurance market, it being understood that the failure of Mortgagor to timely furnish any such supplemental report shall be conclusive evidence that such condition no longer exists, but that such failure is not the only way to establish such non-existence.

          Section 1.05 Delivery of Policies or Other Evidence; Payment of
                       --------------------------------------------------
Premiums.  All policies of insurance required under the provisions of Section
--------
1.04 shall name Mortgagee, Allegheny Power System, Inc. and Allegheny Power Service Corporation as additional insureds as their interests may appear, and all such policies covering risks of physical loss shall have attached thereto a standard non-contributory lender's loss payable endorsement in scope and form satisfactory to Mortgagee. Mortgagor shall furnish Mortgagee with originals of all such policies or certificates thereof. At least 30 days prior to the expiration of any policy of insurance, Mortgagor shall furnish Mortgagee with evidence satisfactory to Mortgagee of the payment of the premium for, and the reissuance of a policy continuing, such insurance as required by this Mortgage. All policies of insurance required under the provisions of Section 1.04 shall contain an endorsement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act or negligence of Mortgagor which might otherwise give rise to a defense by the insurer to its payment for such loss and a waiver by the insurer of all rights of subrogation to any rights of Mortgagee and of all rights of setoff, counterclaim or deduction against the insureds other than Mortgagor. All such policies shall also contain a provision to the effect that any cancellation of or amendment to such insurance, including any reduction in the scope or limits of coverage, shall not be effective as to Mortgagee without at least 60 days' prior written notice to Mortgagee. Copies of all certificates of insurance and notices required to be submitted to Mortgagee pursuant to this Section 1.05 shall also be sent to Allegheny Power Service Corporation, 800 Cabin Hill Drive, Greensburg, PA 15601, Attention of Manager of Insurance. Mortgagor shall not take out separate insurance with respect to the Improvements or the Equipment concurrent in form or contributing in the event of loss with that required by this Mortgage unless the same shall contain a standard non-contributory lender's loss payable endorsement in scope and form satisfactory to Mortgagee, with loss payable to Mortgagee, Allegheny Power System, Inc. and Allegheny Power Service Corporation, as their interests may appear.

          Section 1.06 Damage or Condemnation.
                       ----------------------

          (a) In the event of any damage to or destruction of the Improvements and the Equipment or any part thereof as a result of any casualty ("Damage"), or in the event the Site, the Improvements and the Equipment, or any part thereof are taken or damaged as the result of the exercise of the power of eminent domain, or as the result of any other governmental action for which compensation shall be given by any governmental authority ("Condemnation"), or if Mortgagor shall receive any notice or advice of any Condemnation proceedings, Mortgagor shall give prompt notice thereof to Mortgagee. Mortgagor shall, in the event of any Damage or Condemnation and whether or not the proceeds of insurance or any awards or other compensation payable as a result of such Condemnation are sufficient for the purpose, promptly restore or cause to be restored the Improvements and the Equipment so damaged, or in the case of a Condemnation, if such Condemnation is not of such nature as to preclude the restoration of the portion thereof not so taken to a viable economic unit, restore the portion thereof not so taken, in a good and workmanlike manner as nearly as possible to the value and condition thereof immediately prior to such Damage, or in the case of a Condemnation, to a viable economic unit; provided, however, that if the Project Mortgage shall have been paid and
--------- -------
discharged in full and a partial Damage or Condemnation shall occur which results in the reduction of Contract Output to not less than kilowatthours per year, Mortgagor shall not be so obligated to restore the Improvements and the Equipment so damaged or the portion thereof not so taken, unless (i) the proceeds of insurance or any awards or other compensation payable as a result of such Condemnation are sufficient for the purpose or (ii) Mortgagor shall have elected, by notice given to Mortgagee within 90 days after the occurrence of such Damage Or receipt of notice to such Condemnation, to so restore the same; and provided, further, that if such Damage or Condemnation occurs during the
    --------- -------
last two years of the stated term of the Agreement, Mortgagor shall have no obligation to so restore the same.

          (b) Mortgagee shall have the right, and is hereby authorized and empowered, to join in settling, adjusting or compromising any claims by any insureds for Damage under any policy or policies of insurance required to be maintained by this Mortgage and the Operative Documents or any claims for awards or other compensation payable in connection with any Condemnation in excess of $100,000.

          Section 1.07  Application of Insurance Proceeds and Condemnation
                        --------------------------------------------------
Awards.
------

          (a) All proceeds of the insurance required to be maintained by this Mortgage and the Operative Documents payable in connection with any Damage, and all awards or other compensation payable in connection with any Condemnation, shall be deposited with a bank or trust company selected by Mortgagor having an office in the City of Pittsburgh and having a combined capital and surplus aggregating at least $100,000,000 (the "Depositary"), except that any such proceeds or awards aggregating less than $100,000 shall not be required to be so deposited. Except to the extent required by Section 1.07(d), such proceeds or awards or other compensation (after deducting therefrom all costs and expenses, including attorneys' fees incurred by the Depositary in connection with the collection thereof regardless of the particular nature thereof and whether incurred with or without suit) shall be paid by the Depositary to or for the account of Seller for application to the payment of the costs of restoring the Improvements and the Equipment so damaged (or restoring the portion thereof not so taken to a viable economic unit), and shall be applied to pay or reimburse the restoring party for expenditures made in restoring the Improvements and Equipment so damaged (or restoring the portion thereof not so taken to a viable economic unit) as the work progresses, against receipt by the Depositary of proof satisfactory to it that (i) the requirements of Section 1.07(b) have been complied with, (ii) the work, to the extent performed, has been satisfactorily accomplished, (iii) amount requested has been paid by or on behalf of Mortgagor justly due to the restoring party or other persons who have rendered services or furnished materials in connection with work, (iv) no mechanic's, materialmen's or similar statutor other liens or charges have been filed against the Mortgage Property, and (v) there are no amounts then due and payable persons who have rendered services or furnished materials in connection with such work other than such as will be discharged full from the amounts requested. The Depositary shall not ? required to apply such proceeds or awards as aforesaid unless ? or the Independent Engineer referred to in Section 1.07(b) ? (determines that the amount thereof remaining after payment of amount requested (together with anticipated interest and investment earnings thereon) will be sufficient to pay in full the completion of such restoration, and Mortgagor shall ? deposit or cause to be deposited with the Depositary the ? any deficiency, to be held and disbursed by the Depositary in accordance with the provisions of this Section 1.07.

          (b) All restoration work following any Damage or Condemnation pursuant to this Mortgage shall be subject to the following terms and conditions:

               (i) no work shall be undertaken unless Mortga shall have procured and paid for all required governmental permits and authorizations of any governmental authorities having jurisdiction in connection therewith;

               (ii) all work shall be designed, constructed and completed in accordance with plans and specifications prepared by an architect or engineer selected by Mortgagor and satisfactory to Mortgagee and an independent engineering consultant selected by Mor (the "Independent Engineer") and otherwise in accordance with the Design and Construction Standard, and shall be performed by contractors selected by Mortgagor and approved by the Independent Engineer;

               (iii) no work involving an estimated cost of $500,000 or more shall be undertaken unless the Independent Engineer shall have certified in writing (which certification shall be given only after consultation with Mortgagee) that the Improvements Equipment so damaged (or the portion thereof not so taken) can be restored substantially to the value a condition thereof immediately prior to such Damage, in the case of a Condemnation, to a complete, viable economic unit; and

               (iv) no work involving an estimated cost of $500,000 or more shall be undertaken unless such work done pursuant to guaranteed maximum or fixed price contracts reasonably satisfactory to Mortgagee.

          (c) Upon receipt by the Depositary of a certificate of the architect or engineer selected by Mortgagor pursuant to Section 1.07(b) and of the Independent Engineer certifying the completion of such restoration and the payment of the cost thereof in full, the balance of any monies not required to be disbursed pursuant to Section 1.07(a) shall be disbursed to Mortgagor or as Mortgagor may direct.

          (d) If an Event of Default shall occur and be continuing prior to the time for receipt of any such proceeds or awards by Mortgagor, or in the event Mortgagor shall not be obligated to so restore the Improvements and the Equipment pursuant to Section 1.06 and Mortgagor shall not have elected to so restore the same, such proceeds or awards shall be paid by the Depositary to or for the account of Mortgagee upon Mortgagee's direction so to do for application to the payment of the Obligations Secured Hereby in such order as Mortgagee shall determine until the same have been paid in full, and any balance thereof remaining after such payment shall be paid to Mortgagor, or to whosoever shall be legally entitled thereto, or as a court of competent jurisdiction may direct.

          (e) Any monies held by the Depositary pursuant to this Section 1.07 shall be invested in a manner satisfactory to Mortgagee. The Depositary shall have the right to deduct from any such proceeds or awards its reasonable charges for acting as Depositary hereunder.

          Section 1.08  Succession to Policies Upon Foreclosure. In the event
                        ---------------------------------------
of a foreclosure sale pursuant to this Mortgage or other transfer of title or assignment of the Mortgaged Property in extinguishment, in whole or in part, of the Obligations Secured Hereby, to the extent permitted by law, all right, title and interest of Mortgagor in and to all policies of insurance required under the provisions of Section 1.04 shall inure to the benefit of and pass to the successor in interest of Mortgagor or the purchaser or grantee of the Mortgaged Property or any part thereof so transferred.

          Section 1.09  Indemnification: Costs of Enforcement.  If Mortgagee is
                        -------------------------------------
made a party defendant to any litigation concerning this Mortgage or the Mortgaged Property or the occupancy thereof by Mortgagor, then Mortgagor shall, except to the extent otherwise provided in the Agreement, indemnify, defend and hold Mortgagee harmless from and against all liability by reason of said litigation, including reasonable attorneys' fees and expenses in any such litigation, whether or not any such litigation is prosecuted to judgment. If Mortgagee commences an action or proceeding (including any proceeding under Article VIII of the Agreement) against Mortgagor to enforce any of the terms hereof or for the recovery of any Obligations Secured Hereby following any breach by Mortgagor of any of the terms hereof, Mortgagor shall, to the extent permitted by law, pay to Mortgagee its reasonable attorneys' fees and expenses, and the right to such attorneys' fees and expenses shall be deemed to have accrued on the commencement of such action or proceeding, and shall be enforceable whether or not such action or proceeding is prosecuted to judgment. If Mortgagor breaches any term of the Agreement or this Mortgage, Mortgagee may employ an attorney or attorneys to protect its rights hereunder and thereunder, and in the event of such employment following any breach by Mortgagor, Mortgagor shall, to the extent permitted by law, pay the reasonable attorneys' fees and expenses incurred by Mortgagee, whether or not an action is actually commenced against Mortgagor by reason of such breach.

          Section 1.10 Taxes and Impositions; Contests.
                       -------------------------------

          (a) Mortgagor shall pay, or cause to be paid, prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, which are now or hereafter assessed or imposed upon the Mortgaged Property or Mortgagor or become due and payable and which create a lien upon the Mortgaged Property (all such taxes, assessments and other charges of like nature being herein collectively called "Impositions"); provided, however, that if by law any Imposition is
                       --------- -------
payable, or may at the option of the taxpayer be paid, in installments, Mortgagor may pay the same, or cause the same to be paid, together with any accrued interest on the unpaid balance thereof, in installments as the same become due and before any fine, penalty, interest or cost may be added thereto for the nonpayment thereof.

          (b) Subject to the provisions of Section 1.10(c), Mortgagor shall furnish to Mortgagee, as soon as reasonably possible, official receipts of the appropriate taxing or other authority, or other proof satisfactory to Mortgagee, evidencing the payment of any Imposition.

          (c) Mortgagor shall have the right before any delinquency occurs to contest or object to the amount or validity of any Imposition in good faith by appropriate legal proceedings, but this shall not be deemed or construed in any way as relieving, modifying or extending Mortgagor's covenant to pay any Imposition at the time and in the manner provided in this Section 1.10, unless (i) Mortgagor shall have given prior notice to Mortgagee of Mortgagor's intention so to contest or object to an Imposition, (ii) the legal proceedings shall conclusively operate to prevent the sale of the Mortgaged Property to satisfy such Imposition prior to final determination of such proceedings, (iii) Mortgagor shall have deposited with Mortgagee a bond or other security satisfactory to Mortgagee in such amount as Mortgagee shall reasonably require, and (iv) Mortgagor shall have provided a good and sufficient undertaking as may be required by law to accomplish a stay of any proceedings to sell the Mortgaged Property to satisfy such Imposition.

          Section 1.11  Liens; Etc.
                        ----------

          (a) Mortgagor shall promptly discharge, or cause to be discharged, all liens, encumbrances and charges upon the Mortgaged Property, other than Prior Liens and any other liens, encumbrances and charges expressly permitted herein or in the Agreement or expressly consented to in writing by Mortgagee (collectively, "Permitted Encumbrances"). Notwithstanding the foregoing, Mortgagor shall have the right to contest in good faith by appropriate proceedings the validity of any such lien, encumbrance or charge which is junior to the lien hereof; provided, however, that Mortgagor shall first deposit with
                    --------- -------
Mortgagee a bond or other security satisfactory to Mortgagee in such amount as Mortgagee shall reasonably require and shall thereafter diligently proceed to cause such lien, encumbrance or charge to be removed and discharged.

          (b) Mortgagor shall promptly pay, or cause to be paid, any indebtedness secured by any Permitted Encumbrance (other than the Lease), including the Project Mortgage, promptly as the same becomes due and payable and shall perform or observe, or cause to be performed or observed, all covenants, agreements and conditions, if any, on its part to be performed or observed under any such Permitted Encumbrance.

          (c) Mortgagor shall promptly notify Mortgagee of any default or event which with notice or lapse of time or both would become such a default under any Permitted Encumbrance entitling the holder or beneficiary thereof to foreclose, sell or otherwise terminate Mortgagor's estate or rights in, or to exclude Mortgagor from possession of, the Mortgaged Property or the part thereof 80 affected by the Permitted Encumbrance, promptly after such default or event becomes known to Mortgagor.

          Section 1.12  Litigation Affecting Mortgaged Property. Mortgagor
                        ---------------------------------------
shall appear in and contest any action or proceeding purporting to affect the security hereof or the rights or powers of Mortgagee, and shall pay within a reasonable time after demand therefor all costs and expenses, including costs of evidence of title and attorneys' fees, in any such action or proceeding in which Mortgagee may appear.

          Section 1.13 Actions by Mortgagee to Preserve Mortgaged Property. If
                       ---------------------------------------------------
Mortgagor shall fail to (a) effect, maintain and keep in force, or cause to be effected, maintained and kept in force, the insurance required under the provisions of Section 1.04, (b) make, or cause to be made, the payments required by Section 1.10 or 1.11, or (c) pay, perform or observe, or cause to be paid, performed or observed, any other obligations required by the Agreement or this Mortgage to be paid, performed or observed by Mortgagor, then Mortgagee may effect, maintain, keep in force, pay, perform or observe the same. In connection therewith, Mortgagee shall have the right, but not the obligation, (i) to enter upon and take possession of the Site, the Improvements and the Equipment; (ii) to make such additions, alterations, repairs and improvements to the Improvements or the Equipment as Mortgagee may consider necessary or proper to keep the same in good condition and repair; (iii) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Mortgagee hereunder; (iv) to contest or compromise any lien, encumbrance or charge which in the judgment of Mortgagee may affect or appear to affect the security of this Mortgage or be prior or superior hereto, or to discharge the same, either by paying the amount claimed to be due or depositing in court a bond for the amount claimed or otherwise giving security for such claim, or in such other manner as is or may be prescribed by law; and
(v) in exercising such powers, to pay necessary expenses including the fees and expenses of attorneys and all necessary or desirable consultants. All sums so expended by Mortgagee or expended to sustain the lien or estate created by this Mortgage or its priority, or to protect or enforce any of the rights of Mortgagee under the terms of the Agreement or this Mortgage, or to recover or enforce any of the Obligations Secured Hereby or otherwise to secure the performance of any obligation of Mortgagor under the Agreement or this Mortgage, shall be a lien on the Mortgaged Property, shall be deemed secured by this Mortgage, and shall be paid by Mortgagor within 5 days after demand with interest at the Applicable Rate. In any action or proceeding to foreclose this Mortgage, or to recover, collect or enforce the Obligations Secured Hereby, the provisions of law respecting the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant.

          Section 1.14 Right of Entry.  Mortgagee, and its agents,
                       --------------
representatives and employees, are authorized to enter at any reasonable time upon any part of the Site, the Improvements and the Equipment for the purpose of inspecting the same and for the purpose of performing any of the acts they are authorized to perform under the terms of this Mortgage.

          Section 1.15 Limitations of Use.  Mortgagor shall not initiate, join
                       ------------------
in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restriction which would materially detract from, or limit, the value of the Mortgaged Property.

          Section 1.16  Estoppel Certificates.  Mortgagor within 10 days after
                        ---------------------
being given notice by mail, and within 5 days after being given notice by hand, but not more frequently than every 6 months, shall furnish to Mortgagee a statement stating the amount of any Obligations Secured Hereby which are liquidated in amount and stating whether any offsets or defenses exist against the Obligations Secured Hereby.

                                  ARTICLE II
                          Events of Default; Remedies
                          ---------------------------

          Section 2.01  Nature of Events of Default.  Any of the following shall
                        -----------------------------
constitute an "Event of Default":

          (a) an "Event of Default as to Seller" (as defined in the Agreement) shall occur and be continuing;

          (b) Mortgagor shall fail to perform or observe, or cause to be performed or observed, any of its covenants or agreements contained in Sections 1.04, 1.05, 1.10, 1.11(a) and 1.15, and such failure shall continue for a period of 20 days after notice thereof shall have been given to Mortgagor by Mortgagee.

          (c) a Project Loan Default (as defined in the Recognition Agreement) shall occur and be continuing, and the Project Lender (as defined in the Recognition Agreement) shall have given notice of such Project Loan Default to Mortgagee pursuant to Section 3.1(a) of the Recognition Agreement;

          (d) Mortgagor shall fail to perform or observe, or cause to be performed or observed, any covenant or agreement contained or referred to in this Mortgage (other than any covenant or agreement with respect to which clauses (a) to (c), inclusive, of this Section 2.01 apply), and such failure shall continue for a period of 30 days after notice thereof shall have been given to Mortgagor by Mortgagee; provided, however, that if such
                                                -----------------
     failure cannot be remedied within such 30-day period and if Mortgagor within such period of 30 days commences, and thereafter proceeds with all due diligence, to cure such failure, such period shall be extended for such further period (not to exceed 6 months after such notice by Mortgagee) as shall be necessary for Mortgagor to cure the same with all due diligence;

          (e) Mortgagor shall sell, lease or otherwise convey, directly or indirectly, in a single transaction or in a series of related transactions, or by operation of law, all or substantially all of the Mortgaged Property, except as permitted by Section 2.4 of the Agreement; or

          (f) Mortgagor shall mortgage, pledge, hypothecate or grant a security interest in the Mortgaged Property to any entity other than Mortgagee, except as permitted by Section 2.4 of the Agreement.

          Section 2.02  Remedies.
                        --------

          (a) If an Event of Default shall occur and be continuing, Mortgagee may declare the Obligations Secured Hereby to be forthwith due and payable, whereupon the same shall become due and payable without presentment, notice of dishonor or protest thereof, all of which are expressly waived by Mortgagor, and. in addition, Mortgagee may exercise any right, power or remedy available to it by law. Without limiting the generality of the foregoing, Mortgagee may:

          (i) enter and take possession of the Site, the Improvements and the Equipment or any part thereof, exclude Mortgagor and all persons claiming under Mortgagor whose claims are junior to the lien of this Mortgage wholly or partly therefrom, and operate, use, manage and control the same, or cause the same to be operated by a person or entity selected by Mortgagee, either in the name of Mortgagor or otherwise, and upon such entry, from time to time, at the expense of Mortgagor and of the Mortgaged Property, make all such repairs, replacements, alterations, additions or improvements thereto as Mortgagee may deem proper, and collect and receive the rents, revenues, issues, profits, royalties, income and benefits thereof and apply the same, to the extent permitted by law, to the payment of all expenses which Mortgagee may be authorized to incur under the provisions of this Mortgage and applicable law, the remainder to be applied to the payment, performance and discharge of the Obligations Secured Hereby in such order as Mortgagee may determine until the same have been paid in full;

          (ii) with respect to any failure by Mortgagor to design, engineer and construct the Project and place the same in service, or to maintain and repair the same, as provided in the Agreement, enter and take possession of the Site, the Improvements and the Equipment, complete the construction and equipping, or maintenance and repair, of the Project and take such action as Mortgagee may deem appropriate to fulfill the obligations of Mortgagor under the Agreement and hereunder, including the right either to avail itself and procure performance of existing construction or maintenance contracts or to enter into other contracts with the same contractors or others; without limiting the generality of the foregoing, Mortgagor hereby appoints and constitutes Mortgagee its lawful attorney-in-fact with full power of substitution in the premises (it being understood and agreed that this power is coupled with an interest and cannot be revoked) to complete construction and equipping, or maintenance and repair, of the Project in the name of Mortgagor, to use unadvanced funds under the Project Mortgage, if any, or funds that may be otherwise available to, or reserved, escrowed or set aside by or for, Mortgagor in respect of the construction and equipping, or maintenance and repair, of the Project, or to advance Mortgagee's own funds, to complete the Project, and to do any and every act that Mortgagor might do in its own behalf in respect of the construction and equipping, or maintenance and repair, of the Project;

          (iii) personally, or, to the extent permitted by law, by agents, with or without entry, if Mortgagee shall deem it advisable,

               (A) sell the Mortgaged Property to the highest bidder or bidders at public auction at a sale or sales held at such place or places and time or times and upon such notice and otherwise in such manner as may be required by law, or in the absence of any such requirement, as Mortgagee may deem appropriate, and from time to time adjourn such sale by announcement at the time and place specified for such sale or for such adjourned sale or sales without further notice except such as may be required by law; or

               (B) take all steps to protect and enforce the rights of Mortgagee under this Mortgage by suit for specific performance of any covenant herein contained, or in aid of the execution of any power herein granted, or for the foreclosure of this Mortgage and the sale of the Mortgaged Property pursuant to the judgment or decree of a court of competent jurisdiction, or for the enforcement of any other rights as Mortgagee shall deem most effectual for such purpose; or

          (iv) exercise any or all of the remedies available to a secured party under the Uniform Commercial Code (the "UCC") as in effect in the applicable jurisdiction in which the Mortgaged Property or the portion thereof in question is located or by which this Mortgage is governed, including

               (A) either personally or by means of a court appointed receiver, take possession of all or any of the Equipment and exclude therefrom Mortgagor and all others claiming under Mortgagor, and thereafter hold, store, operate, use, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Mortgagor in respect of the Equipment or any part thereof, or cause the same to be operated by a person or entity selected by Mortgagee; and in the event the Mortgagee demands or attempts to take possession of the Equipment in the exercise of any rights hereunder or under the Agreement, Mortgagor shall promptly turn over and deliver complete possession thereof to Mortgagee;

               (B) without notice to or demand upon Mortgagor, make such payments and do such acts as Mortgagee may deem necessary to protect the security interest granted hereby in the Equipment, including paying, purchasing, contesting or compromising any encumbrance, charge or lien which is prior or superior thereto, and in exercising any such powers or authority to pay all expenses incurred in connection therewith;

               (C) require Mortgagor to assemble the Equipment, or any portion thereof, at a place designated by Mortgagee and reasonably convenient to both parties, and promptly to deliver such Equipment to Mortgagee, or an agent or representative designated by it, it being understood that Mortgagee, and its agents, representatives and employees, shall have the right to enter upon any or all of Mortgagor's premises and property to exercise Mortgagee's rights hereunder;

               (D) sell, lease or otherwise dispose of the Equipment at public or private sale, with or without having the Equipment at the place of sale, and upon such terms and in such manner as Mortgagee may determine, and Mortgagee may be a purchaser at any such sale; and

               (E) unless the Equipment is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, give Mortgagor at least 10 days' prior notice of the time and place of any public sale of the Equipment or other intended disposition thereof.

     As to any personal property subject to Article 9 of the UCC included in the Mortgaged Property, including accounts, contract rights and general intangibles, Mortgagee may proceed under the UCC or proceed as to both real and personal property in accordance with the provisions of this Mortgage and the rights and remedies that Mortgagee may have at law or in equity, in respect of real property, and treat both the real and personal property included in the Mortgaged Property as one parcel or package of security. Mortgagor shall have the burden of proving that any sale pursuant to this
     Section 2.02(a) was conducted in a commercially unreasonable manner.

          (b) In any action to foreclose this Mortgage, Mortgagee, to the extent permitted by law, shall be entitled as a matter of right to the appointment of a receiver of the Site, the Improvements and the Equipment and the rents, revenues, issues, profits, royalties, income and benefits thereof, without notice or demand, and without regard to the adequacy of the security for the

Obligations Secured Hereby or the solvency of Mortgagor. In the event Mortgagor fails or refuses to surrender possession of the Mortgaged Property after any sale thereof, Mortgagor shall be deemed a tenant at sufferance, subject to eviction by means of forcible entry and detainer proceedings, provided that this remedy is not exclusive or in derogation of any other right or remedy available to Mortgagee or any purchaser of the Mortgaged Property under any provision of this Mortgage or pursuant to any judgment or decree of court.

          (c) If an Event of Default shall occur and be continuing, Mortgagor shall, to the extent permitted by law, pay monthly in advance to Mortgagee or to any such receiver, as the case may be, the fair and reasonable rental value for the use and occupancy of the Site, the Improvements and the Equipment or such part thereof as may be in the possession of Mortgagor. Upon default in the payment thereof, Mortgagor shall vacate and surrender possession of the Site, the Improvements and the Equipment or of such part thereof to Mortgagee or such receiver, as the case may be, and upon a failure so to do may be evicted by means of forcible entry and detainer proceedings.

          (d) In any sale under any provision of this Mortgage or pursuant to any judgment or decree of court, the Mortgaged Property, to the extent permitted by law, may be sold in one or more parts or parcels or as an entirety and in such order as Mortgagee may elect, without regard to the right of Mortgagor, or any person claiming under it, to the marshalling of assets.

          (e) The purchaser at any such sale shall tender the entire purchase price in cash on the day of the sale and shall take title to the Mortgaged Property or the part thereof so sold free and discharged of the estate of Mortgagor therein, the purchaser being hereby discharged from all liability to see to the application of the purchase money. Any person, including Mortgagee, may purchase at any such sale, and, subject to the provisions of the Recognition Agreement, in lieu of paying cash Mortgagee may make settlement for the purchase price by crediting upon the Obligations Secured Hereby the net sales price after deducting therefrom the expenses of such sale and any other sums which may be deducted under this Mortgage or applicable law. Mortgagee is hereby irrevocably appointed the attorney-in-fact of Mortgagor in its name and stead to make all appropriate transfers and deliveries of the Mortgaged Property or any portions thereof so sold and, for this purpose, Mortgagee may execute all appropriate instruments of transfer, and may substitute one or more persons with like power, Mortgagor hereby ratifying and confirming all that its said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Mortgagor shall ratify and confirm, or cause to be ratified and confirmed, any such sale or sales by executing and delivering, or by causing to be executed and delivered, to Mortgagee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of Mortgagee, for the purpose, and as may be designated, in such request. Any sale or sales made under or by virtue of this Mortgage, to the extent not prohibited by law, shall operate to divest all the estate, right, title, interest, property, claim and demand whatsoever, whether at law or in equity, of Mortgagor in, to and under the Mortgaged Property, or any portions thereof so sold, and shall be a perpetual bar both at law and in equity against Mortgagor, its successors and assigns, and against any and all persons claiming or who may claim the same, or any part thereof, by, through or under Mortgagor, or its successors or assigns. The powers and agency herein granted are coupled with an interest and are irrevocable.

          (f) All rights of action under this Mortgage or the Agreement may be enforced by Mortgagee without the possession of the Agreement or other evidences of the Obligations Secured Hereby and without the production thereof at any trial or other proceeding relative thereto. Any recovery of judgment in any such suit or proceeding shall be for the benefit of Mortgagee.

          Section 2.03  Application of Proceeds.  The proceeds of any sale made
                        -----------------------
either under the power of sale hereby given or under a judgment, order or decree made in any action to foreclose or to enforce this Mortgage, shall, unless otherwise provided by law, be applied:

          (a) first to the payment of (i) all costs and expenses of such sale, including reasonable attorneys' fees, and (ii) all charges, expenses and advances incurred or made by Mortgagee in order to protect the lien or estate created by this Mortgage or the security afforded hereby including any expenses of entering and taking possession of the Mortgaged Property;

          (b) then to the payment of the Capacity Replacement Charge and any other Obligations Secured Hereby in such order as Mortgagee may determine until the same have been paid in full; and

          (c) any balance thereof shall be paid to Mortgagor, or to whosoever shall be legally entitled thereto, or as a court of competent jurisdiction may direct.

          Section 2.04 Right to Sue.  If an Event of Default shall occur and be
                       ------------
continuing, Mortgagee shall have the right from time to time to cause a sale of the Mortgaged Property under the provisions of this Mortgage or to sue for any sums required to be paid by Mortgagor under the terms of this Mortgage as the same respectively become due, without regard to whether or not the Obligations Secured Hereby shall be due and without prejudice to the right of Mortgagee thereafter to cause any such sale or to bring any action or proceeding of foreclosure or otherwise, or to take other action, in respect of any Event of Default existing at the time such earlier action or proceeding was commenced.

          Section 2.05  Powers of Mortgagee.  Mortgagee may at any time or from
                        -------------------
time to time renew or extend this Mortgage or alter or modify the same in any way, or waive any of the terms, covenants or conditions hereof in whole or in part, and may release any portion of the Mortgaged Property or any other security, and grant such extensions and indulgences in relation to the Obligations Secured Hereby as Mortgagee may determine without the consent of any junior lienor or encumbrancer and without any obligation to give notice of any kind thereto and without in any manner affecting the priority of the lien of this Mortgage on any part of the Mortgaged Property.

          Section 2.06  Remedies Cumulative.
                        -------------------

          (a) No right or remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other right or remedy, and each and every such right and remedy shall be cumulative and in addition to any other right or remedy of Mortgagee under the Agreement or this Mortgage, or at law or in equity. The failure of Mortgagee to insist at any time upon the strict observance or performance of any of the provisions of this Mortgage, or to exercise any right or remedy provided for herein or in the Agreement, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof. Every right and remedy given by this Mortgage or the Agreement to Mortgagee may be exercised from time to time and as often as may be deemed expedient by Mortgagee.

          (b) Mortgagee shall be entitled to enforce payment and performance of any Obligations Secured Hereby and to exercise all rights and powers under the Agreement or this Mortgage, or at law or in equity, notwithstanding that such Obligations Secured Hereby may now or hereafter be otherwise secured. Neither the acceptance of this Mortgage nor its enforcement, whether by court action or pursuant to the power of sale or other powers herein contained, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee in its sole discretion may determine. Every power or remedy given by this Mortgage or the Agreement to Mortgagee or to which Mortgagee may be otherwise entitled, may be exercised from time to time and as often as Mortgagee may deem expedient, and Mortgagee may pursue inconsistent remedies.

          Section 2.07  Waiver of Stay, Extension, Moratorium Laws; Equity of
                        -----------------------------------------------------
Redemption. To the extent permitted by law, Mortgagor shall not at any time (a)
----------
insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of any Obligations

Secured Hereby, or (b) claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of the Mortgaged Property prior to any sale or sales thereof which may be made under or by virtue of the provisions of Section 2.02; and Mortgagor, to the extent that it lawfully may, hereby waives all benefit or advantage of any such law or laws. Mortgagor, for itself and all who may claim under it, hereby waives, to the extent permitted by applicable law, any and all rights and equities of redemption from sale under the power of sale created hereunder or from sale under any order or decree of foreclosure of this Mortgage and all notice or notices of seizure, and all right to have the Mortgaged Property marshalled upon any foreclosure hereof. Mortgagee shall not be obligated to pursue or exhaust its rights or remedies as against any part of the Mortgaged Property before proceeding against any other part thereof and Mortgagor hereby waives any right or claim of right to have Mortgagor proceed in any particular order.


                                  ARTICLE III
                                 Miscellaneous
                                 -------------

          Section 3.01  Notices.  All notices, demands, requests, consents and
                        -------
other communications hereunder (collectively, "notices") shall be in writing and shall be effective only if delivered by hand or mailed by registered mail, postage prepaid, return receipt requested, addressed to the party for whom intended at the address of such party set forth at the beginning of this Mortgage and also, if to Mortgagee, with a copy to Allegheny Power Service Corporation, 800 Cabin Hill Drive, Greensburg, Pennsylvania 15601, Attention:
Legal Department. Any party may at any time change its address for notices by giving to the other party hereto, as aforesaid, a notice of such change.

          Section 3.02  Security Agreement.  This Mortgage constitutes both a
                        ------------------
real property and chattel mortgage and a "security agreement" within the meaning of the UCC, and the Mortgaged Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Mortgagor in the Mortgaged Property. Mortgagor by executing and delivering this Mortgage has granted to Mortgagee, as security for the Obligations Secured Hereby, a security interest in the personal property comprising the Mortgaged Property. If an Event of Default shall occur and be continuing, Mortgagee, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC, including the right to take possession of such personal property or any part thereof, and to take such other measures as the Mortgagee may deem necessary for the care, protection and preservation of such personal property.

          Section 3.03  Further Assurances.
                        ------------------

          (a) Mortgagor shall execute, acknowledge and deliver, from time to time, such further instruments as Mortgagee may require to accomplish the purposes of this Mortgage.

          (b) Mortgagor immediately upon the execution and delivery of this Mortgage, and thereafter from time to time, shall cause this Mortgage, any supplements hereto, any financing statements and each instrument of further assurance to be filed, registered or recorded and refiled, reregistered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and perfect the lien and security interest or estate created by this Mortgage on or in the Mortgaged Property.

          (c) Mortgagor shall pay all filing, registration and recording fees, all refiling, reregistration and rerecording fees, and all expenses incident to the execution and acknowledgment of this Mortgage, the Agreement, the Recognition Agreement, any supplements hereto or thereto, any financing and continuation statements and any instruments of further assurance, and all Federal, State, county and municipal stamp taxes and other taxes, assessments and charges arising out of or in connection with the execution and delivery of this Mortgage, the Agreement, the Recognition Agreement any supplements hereto or thereto, any financing and continuation statements and any instruments of further assurance.

          (d) A carbon, photographic or other reproduction of this Mortgage or of any financing statement signed by Mortgagor in connection herewith shall be sufficient as a financing statement and may be filed to perfect the security interest created hereby.

          Section 3.04  Amendments, Waivers, Etc.  This Mortgage cannot be
                        ------------------------
amended, modified, waived, changed, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of such amendment, modification, waiver, change, discharge or termination is sought.

          Section 3.05  Successors and Assigns.  This Mortgage shall run with
                        ----------------------
the land and shall apply to, inure to the benefit of and bind each of the parties hereto and their respective successors and assigns.

          Section 3.06  Interpretation.  Unless the context otherwise requires,
                        --------------
(a) any reference in this Mortgage to "Mortgagor," "Mortgagee" or any other entity shall include its successors and assigns, (b) any reference to an Article or Section shall refer to the specified Article or Section of this Mortgage, (c) words importing the singular number include the plural number, and vice versa,
(d) the terms "hereof", "hereby", "hereto", "hereunder" and similar terms refer to this entire Mortgage, (e) the term "including" shall mean "including without limitation", and (f) any reference to the Mortgaged Property shall refer to the Mortgaged Property or any part thereof or any estate or interest therein. The captions or headings at the beginning of each Article and Section hereof are for the convenience of the parties and are not a part of this Mortgage.

          Section 3.07  Invalidity of Certain Provisions.  If the security
                        --------------------------------
interest, lien or estate created by this Mortgage is invalid or unenforceable as to any part of the Obligations Secured Hereby, or as to any part of the Mortgaged Property, the unsecured or partially secured portion thereof shall be completely paid prior to the payment of the remaining and secured or partially secured portion thereof, and all payments made thereon, whether voluntary or pursuant to foreclosure sale or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion thereof which is not secured or fully secured by this Mortgage.

          Section 3.08  Severability.  If any term or provision of this
                        ------------
Mortgage or the application thereof to any person, entity or circumstance shall to any extent be invalid or unenforceable, the remainder of this Mortgage, or the application of such term or provision to persons, entities or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Mortgage shall be valid and enforceable to the fullest extent permitted by law.

          Section 3.09  Limitation of Liability.  No recourse for the payment
                        -----------------------
of the Obligations Secured Hereby, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of Mortgagor or of any partner thereof or any successor corporation, or against any direct or indirect parent corporation of Mortgagor or any other subsidiary of any such direct or indirect parent corporation or any incorporator, shareholder, officer or director, as such, past, present or future, of any such parent or other subsidiary, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being understood that Mortgagor is a special purpose corporation formed for the purpose of the transactions contemplated by the Agreement on the express understanding aforesaid; provided,
                                                                      ---------
however, that nothing in this Section 3.09 shall relieve any of the foregoing
-------
persons or entities from liability for such person's or entity's gross negligence or willful misconduct. Nothing contained in this Section 3.09 shall be construed to limit the exercise or enforcement, in accordance with the terms of this Mortgage or the Agreement, of rights and remedies against Mortgagor or the assets of Mortgagor, including the Mortgaged Property.

          Section 3.10 Governing Law.  This Mortgage shall be governed by, and
                       -------------
construed in accordance with, the laws of the Commonwealth of Pennsylvania.

          Section 3.11  Recognition Agreement.  This Mortgage is subject in all
                        ---------------------
respects to the provisions of the Recognition Agreement, and in the event of any inconsistency with the provisions of this Mortgage, the provisions of the Recognition Agreement shall control.

          IN WITNESS WHEREOF, this Mortgage has been duly executed this ____ day of ___________, 1987, effective as of the day and year first above written.

                                   MILESBURG ENERGY, INC.


[Seal]                             By_______________________________________

                                   Title:___________________________________
Attest:

                     Certificate of Residence of Mortgagee
                     -------------------------------------


          WEST PENN POWER COMPANY, Mortgagee herein named, hereby certifies that its principal place of business is at 800 Cabin Hill Drive, Greensburg, Pennsylvania 15601.



                                   WEST PENN POWER COMPANY


                                   By_______________________________________

                    This Mortgage was prepared by:

                         W. Franklin Reed, Esq.
                         Reed Smith Shaw & McClay
                         435 Sixth Avenue
                         Pittsburgh, PA  15219

COMMONWEALTH OF PENNSYLVANIA   )
                               )
COUNTY OF ALLEGHENY            )


          On this, the _____ day of __________, 1987, before me,
_______________________, the undersigned officer, personally appeared
_____________________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, who acknowledged that he is the _______________ of Milesburg Energy, Inc., a _____________ corporation, and acknowledged that as such officer he executed the within instrument for and on behalf of said corporation for the purposes therein contained.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.


[Seal]
                                             ___________________________________
                                                        Notary Public

My Commission Expires:

                                                                      SCHEDULE I


          [Metes, bounds and title reference description of Site to be added]

                                                                     SCHEDULE II

          [List of specific items of machinery and equipment, if appropriate, to be added ]

                                                                 EXHIBIT E
                                                                 ---------
                                                                     TO
                                                                ELECTRIC ENERGY
                                                              PURCHASE AGREEMENT


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                             RECOGNITION AGREEMENT

                         Dated as of ___________, 1987

                                     among

                      WEST PENN POWER COMPANY, as Buyer,

                      MILESBURG ENERGY, INC., as Seller,

              __________________________, as Construction Lender,

              ________________________________, as Owner Trustee,

              ______________________________, as Permanent Lender

                                      and

                  ____________________, as Indenture Trustee


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          Record and Return to:

               Reed Smith Shaw & McClay
               435 Sixth Avenue
               Pittsburgh, Pennsylvania  15219
               Attention:  W. Franklin Reed, Esq.

                               TABLE OF CONTENTS

                                                                            Page
INTRODUCTION AND PARTIES.................................................     1

RECITALS.................................................................     1

ARTICLE 1     DEFINITIONS

     Section 1.1    Certain Definitions..................................     3
     Section 1.2    Rules of Interpretation..............................    10

ARTICLE 2     CERTAIN COMMUNICATIONS

     Section 2.1    Construction Lender's
                      Communications.....................................    11
     Section 2.2    Lessor's Communications..............................    11
     Section 2.3    Permanent Lender's Communications....................    11
     Section 2.4    Buyer's Communications...............................    11
     Section 2.5    Other Communications.................................    11

ARTICLE 3     BUYER'S RIGHTS UPON LOAN DEFAULT

     Section 3.1    Buyer's Right to Cure Project
                      Loan Defaults......................................    12

ARTICLE 4     FINANCING PARTY'S RIGHTS UPON SELLER'S DEFAULT

     Section 4.1    Financing Party's Right to
                      Cure Seller's Defaults.............................    14
     Section 4.2    Financing Party's Right to
                      Suspend Buyer's Remedies...........................    17
     Section 4.3    Permanent Lender's Right to
                      Redeem Project Owner's Equity......................    19

ARTICLE 5     RIGHTS UPON SUCCESSION EFFECTED BY A FINANCING PARTY

     Section 5.1    Recognition of Operative
                      Documents..........................................    20
     Section 5.2    Financing Party's Right to Modify
                      Purchase Agreement.................................    22
     Section 5.3    Application of Net Proceeds..........................    24
     Section 5.4    Nature of Obligations................................    27
     Section 5.5    Construction Lender's Right to
                      Reject Buyer's Documents...........................    28

ARTICLE 6     RIGHTS UPON SUCCESSION EFFECTED BY BUYER

     Section 6.1    Recognition of Permanent Loan
                      Documents..........................................    29

                                                                            Page
     Section 6.2    No Duty to Recognize Other
                      Operative Documents................................    31
     Section 6.3    Operation of the Project by Buyer....................    31
     Section 6.4    Application of Net Proceeds..........................    32
     Section 6.5    Nature of Obligations................................    36

ARTICLE 7     DAMAGE AND CONDEMNATION

     Section 7.1    Application of Proceeds to
                      Restoration........................................    36
     Section 7.2    No Restoration.......................................    40

ARTICLE 8     MISCELLANEOUS

     Section 8.1    Determination of Encumbered Value....................    43
     Section 8.2    Notices..............................................    44
     Section 8.3    Amendments to Operative Documents....................    44
     Section 8.4    Relative Priorities..................................    46
     Section 8.5    Termination of Purchase Agreement....................    46
     Section 8.6    No Amendments, Etc...................................    47
     Section 8.7    Further Assurances...................................    47
     Section 8.8    Term.................................................    47
     Section 8.9    Successors and Assigns...............................    47
     Section 8.10   Headings.............................................    48
     Section 8.11   Severability.........................................    48
     Section 8.12   Immunities...........................................    48
     Section 8.13   Counterparts.........................................    49
     Section 8.14   Governing Law........................................    49

EXECUTION   .............................................................    49

EXHIBIT A   Legal Description of Project Site
EXHIBIT B   Schedule of Stipulated Loss Value
EXHIBIT C   Schedule of Maximum Semi-Annual Rent and Debt Service

                             RECOGNITION AGREEMENT
                             ---------------------

          RECOGNITION AGREEMENT dated as of the _____ day of ________ , 1987, among WEST PENN POWER COMPANY, a Pennsylvania corporation having its principal place of business at 800 Cabin Hill Drive, Greensburg, Pennsylvania 15601 ("Buyer"), MILESBURG ENERGY, INC., a Pennsylvania corporation having an office at 248 Main Street, Blossburg, Pennsylvania 16912 ("Seller"), [Construction Lender/Owner Participant], a _______________ corporation having an office at _____________________________________ ( " " ) , __________________, a
___________________ corporation having its corporate trust office at ___________
___________ as trustee under the Owner Trust Agreement referred to below ("Owner Trustee"), [Permanent Lender], a _______________ corporation having an office at _____________________ (" "), and _______________, a ____________________
corporation having its corporate trust office at _____________________________, as trustee under the Trust Indenture referred to below ("Indenture Trustee").

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Seller and Buyer have entered into an Electric Energy Purchase Agreement dated as of February 25, 1987 (the "Purchase Agreement"), a memorandum of which is intended to be recorded in the Office of the Recorder of Deeds of Centre County, Pennsylvania (the "Recorder's Office"), providing for the construction, equipping and operation by Seller of the Project, consisting of a circulating fluidized bed boiler and related facilities having an expected generating capacity of 36.5 to 43 megawatts, including a _____ mile transmission line and auxiliary facilities, to be located at Buyer's retired Milesburg Power Station in the Borough of Milesburg in Centre County, Pennsylvania (the "Project Site"), which Project Site is more particularly described in Exhibit A hereto, and providing for the sale by Seller and purchase by Buyer of all electric energy generated by the Project (the "Project Energy") on the terms and conditions therein set forth; and

          WHEREAS, as security for Seller's obligations to Buyer under the Purchase Agreement, Seller has executed and delivered to Buyer a Mortgage and Security Agreement dated as of _____________, 1987 (the "Buyer Mortgage"), intended to be recorded in the Recorder's Office; and

          WHEREAS, in order to finance the construction of the Project, Seller has entered into a Construction Loan Agreement dated as of ___________, 1987 (the "Construction Loan Agreement") with ____, as construction lender ("Construction Lender"); and

          WHEREAS, as security for Seller's obligations to Construction Lender under the Construction Loan Agreement, Seller has executed and delivered to Construction Lender a

_________________ dated as of ________________ 1987 (the "Construction
Mortgage"), intended to be recorded in the Recorder's Office, pursuant to which Seller has granted to Construction Lender a lien on and security interest in, among other things, the Project; and

          WHEREAS, upon substantial completion of construction of the Project, Seller and Owner Trustee intend to engage in a sale and leaseback transaction pursuant to which Seller will sell the Project to Owner Trustee, and Owner Trustee, as lessor ("Lessor"), will lease the Project to Seller, as lessee ("Lessee"), for an initial term of 15 years pursuant to a Lease Agreement (the "Original Lease" ), a memorandum of which is intended to be recorded in the Recorder's Office; and

          WHEREAS, in order to finance a portion of Lessor's cost of acquisition of the Project from Seller and to cover certain possible initial operating and financing costs, Lessor may issue certain notes, loan certificates or other evidences of indebtedness for borrowed money (the "Permanent Notes") to ________________ (herein, together with any other holders from time to time of the Permanent Notes, being collectively called the "Noteholders") and, in order to provide for the issuance of and security for the Permanent Notes, Lessor may enter into a Trust Indenture (the "Trust Indenture") dated as of the Lease Closing Date (as defined in the Participation Agreement) with Indenture
Trustee, pursuant to which Lessor will, if the Permanent Notes are issued, grant to Indenture Trustee, as security for the Permanent Notes, a lien on and security interest in the Original Lease and, subject to Lessee's rights under the Original Lease, the Project; and

          WHEREAS, the execution and delivery by the parties hereto of this Agreement is a condition to Buyer's obligation to purchase Project Energy under the Purchase Agreement, a condition to Construction Lender's obligation to make advances under the Construction Loan Agreement, a condition to Owner Trustee's obligation to purchase the Project from Seller and to lease the same to Lessee pursuant to the Original Lease and a condition to the issuance of the Permanent Notes; and

          WHEREAS, the parties hereto desire to establish the relative rights and priorities of the parties and their successors and assigns under the agreements and instruments described above;

          NOW, THEREFORE, in consideration of the mutual promises hereinafter contained and for other good and valuable consideration, the receipt whereof is hereby acknowledged, and in order to induce Buyer to purchase Project Energy pursuant to the Purchase Agreement and to induce Construction Lender, Owner Trustee and Indenture Trustee to engage in the transactions described above, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   ARTICLE 1

                                  Definitions

          Section 1.1.  Certain Definitions.  As used in this Agreement:
                        -------------------

          "Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such Person, or who holds or beneficially owns 10% or more of the equity interest in such Person or 10% more of any class of voting securities of such Person.

          "Buyer Mortgage" has the meaning specified in the recitals hereto.

          "Buyer's Documents" means, collectively, the Purchase Agreement and the Buyer Mortgage.

          "Condemnation" has the meaning specified in Section 7.1(a).

          "Construction Loan Agreement" has the meaning specified in the recitals hereto.

          "Construction Loan Default" means a default in the performance or observance of any of the terms, covenants and conditions to be performed or observed under the Construction Loan Documents, which default shall continue beyond any applicable grace period set forth in the construction Loan Documents and shall not be cured or waived.

          "Construction Loan Default" means, collectively, the Construction Loan Agreement, the Construction Mortgage, any instrument evidencing the loans advanced under the Construction Loan Agreement and any other security agreement or financing statement entered into in connection therewith.

          "Construction Mortgage" has the meaning specified in the recitals hereto.

          "Conversion Proceeds" has the meaning specified in Section 7.1(a).

          "Damage" has the meaning specified in Section 7.1(a).

          "Defaulting Party" means Seller, Lessor or Lessee, as the case may be, following any default by any such Person in the performance of any of its obligations under any Operative Document to which it is a party.

          "Encumbered Value of the Project" means the fair market sales value, in cash, obtainable for the Project in an arm's length sale, between an informed and willing seller (under no compulsion to sell) and an informed and willing purchaser (under no compulsion to purchase), determined on the basis that (a) the Project shall be sold subject to Buyer's Documents and this Agreement and Buyer's rights thereunder and hereunder, but free and clear of Project Owner's interest in the Project and of the Operative Documents (other than Buyer's Documents), (b) the purchaser shall have and be entitled to exercise the benefits and rights of Seller under Buyer's Documents and this Agreement, as fully as if named as the Seller therein, (c) the purchaser shall become subject to (but not personally liable for) the obligations of Seller under Buyer ' Documents, (d) the Project shall remain subject to the Buyer Mortgage, and (e) Buyer's Documents and this Agreement shall be in full force and effect and no Seller's Default shall exist.

          "Financing Party" has the meaning specified in Section 4.1(a).

          "Incremental Weighted Cost of Capital" means Buyer's incremental weighted cost of capital as of any date of determination (the "Determination Date"), computed as follows:

          (a) Buyer's actual capital structure, exclusive of short-term debt, and the ratio of each component thereof to the total shall be determined as of the end of the last full calendar quarter preceding the Determination Date.

          (b)  Rates for each component shall be determined as follows:

               Debt - The interest rate for debt shall be the average yield on
               ----
          outstanding electric utility bonds of the same Moody's rating category as Buyer's determined by averaging the weekly yields as published by Moody's (or such other nationally recognized financial information service the parties shall agree upon) for the last full calendar quarter preceding the Determination Date.

               Preferred - The dividend rate for preferred stock equity shall be
               ---------
          the average yield on outstanding electric utility preferred stocks of the same Moody's rating category as Buyer's determined by averaging the weekly yields as published by Moody's (or such other nationally recognized financial information service the parties shall agree upon) for the last full calendar quarter preceding the Determination Date.

               Common - The rate of return on common equity shall be the greater
               ------
          of (i) the return on common equity allowed in Buyer's last rate case for its primary regulatory jurisdiction preceding the Determination Date or (ii) the actual earned rate of return on Buyer's common equity for the last full calendar quarter preceding the Determination Date. If no rate of return on common equity was specified in such rate case, for purposes of such formula an imputed return on common equity rate (as reasonably determined by Buyer, it being understood that there may exist more than one reasonable method of determining such imputed return on common equity rate and that the method employed by Buyer, if reasonable, shall not be subject to challenge on the basis that it is not the best method) shall be used.

          (c) Buyer's Incremental Weighted Cost of Capital shall be determined by multiplying the capitalization ratio of each component of Buyer's capital structure by the interest rate, dividend rate or rate of return, as the case may be, and summing the three components.

          "Independent Operator" means any Person, other than Lessor or an Affiliate of Lessor, that is operating the Project or causing the same to be operated pursuant to an Operating Agreement between Lessor and such Person.

          "Lease" means the Original Lease and any other lease of the Project or any part thereof entered into by Lessor.

          "Lease Default" means a default in the performance or observance of any of the terms, covenants and conditions to be performed or observed under the Lease, which default shall continue beyond any applicable grace period set forth in the Lease and shall not be cured or waived.

          "Lease Rate" means the Rate (as defined in the Lease) or, if no Lease is in effect, the Rate specified in the last Lease in effect.

          "Lessee" has the meaning specified in the recitals hereto.

          "Lessor" has the meaning specified in the recitals hereto, and includes the trust created by the Owner Trust Agreement.

          "Lessor's Cost" has the meaning specified in the Participation Agreement; provided, however, that Lessor's Cost in no event shall exceed
           --------  -------
$__________.

          "Lessor' s Net Economic Return" means the Net Economic Return (as defined in the Participation Agreement) or, if no Lease is in effect, the Net Economic Return specified in the last Lease in effect; provided, however, that
                                                       --------  -------
in no event shall Lessor's Net Economic Return include the residual value of Lessor's interest in the Project at the expiration of Lessor's Preference Period, as anticipated by ____ on the date this Agreement is executed.

          "Lessor's Preference Period" means the period commencing on the first day of the term of the Original Lease and expiring on the fifteenth anniversary of the Commencement Date.

          "Moody's" means Moody's Investors Service, Inc.

          "Net Proceeds" means all proceeds of whatever kind obtained in connection with the exercise of remedies under any Operative Document, including from a sale or transfer of the Project or any interest therein, less the reasonable costs and expenses incurred in connection therewith (but excluding any indemnities payable to any party under any Operative Document).

          "Nondefaulting Party" means any party to an Operative Document, other than the Defaulting Party, following any default by the Defaulting Party in the performance of any of its obligations under such Operative Document.

          "Noteholders" has the meaning specified in the recitals hereto.

          "Notional Cash Flow" has the meaning specified in Section 6.3(b).

          "Notional Cash Flow Account" has the meaning specified in Section 6.3(b).

          "Operating Agreement" means an independent contract between Lessor and an Independent Operator under which the Independent Operator is obligated to make payments of rent or other consideration to Lessor which are fixed in amount and not computed by reference to the cash flow or economic performance of the Project (the Independent Operator thereby bearing the economic risks of, and realizing the economic benefits from, the Project in a manner comparable to Lessee); provided, however, that such independent contract may provide for a
         --------  -------
different compensation arrangement (which may include payments by Lessor to the Independent Operator) so long as any net cash flow (after payment or reimbursement of all costs and expenses in any way relating to the Project, including debt service payments) realized by Lessor from the operation of the Project is applied solely to maintain Lessor's Net Economic Return.

          "Operative Documents" means, collectively, the Project Documents, the Construction Loan Documents, the Lease, the Permanent Loan Documents and Buyer's Documents.

          "Original Lease" has the meaning specified in the recitals hereto.

          "Owner Trust Agreement" means the Trust Agreement dated as of ____, 1987, between ____ and Owner Trustee.

          "Participation Agreement" means the Participation Agreement dated ________, 1987, among Seller, __________, Owner Trustee, __________ , the bank or trust company identified therein as the "Paying Agent" and Indenture Trustee.

          "Permanent Lender" means, collectively, the Noteholders, whether acting directly or through Indenture Trustee, and Indenture Trustee.

          "Permanent Loan Default" means a default in the performance or observance of any of the terms, covenants and conditions to be performed or observed under the Permanent Loan Documents, which default shall continue beyond any applicable grace period set forth in the Permanent Loan Documents and shall not be cured or waived.

          "Permanent Loan Documents" means, collectively, the Participation Agreement, the Trust Indenture, the Permanent Notes and any other loan or security agreement or financing statement entered into in connection therewith, and may include a purchase of notes and other instruments from Construction Lender and the restatement thereof in their entirety on terms substantially equivalent to that contemplated by the Participation Agreement.

          "Permanent Notes" has the meaning specified in the recitals hereto.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government.

          "Project Documents" means, collectively, all documents relating to the ownership, construction, operation, management or use of the Project, other than this Agreement, Buyer's Documents, the Construction Loan Documents, the Lease and the Permanent Loan Documents.

          "Project Energy" has the meaning specified in the recitals hereto.

          "Project Lender" means (a) prior to the Commencement Date, Construction Lender, and (b) after the Commencement Date, until the indebtedness outstanding under the Construction Loan

Agreement is paid in full, Construction Lender, and thereafter Permanent Lender.

          "Project Loan Default" means (a) prior to the Commencement Date, a Construction Loan Default, and (b) after the Commencement Date, until the indebtedness outstanding under the Construction Loan Agreement is paid in full, a Construction Loan Default, and thereafter a Permanent Loan Default.

          "Project Loan Documents" means (a) prior to the Commencement Date, the Construction Loan Documents, and (b) after the Commencement Date, until the indebtedness outstanding under the Construction Loan Agreement is paid in full, the Construction Loan Documents, and thereafter the Permanent Loan Documents.

          "Project Owner" means Seller as owner of the Project.

          "Project Site" has the meaning specified in the recitals hereto.

          "Purchase Agreement" has the meaning specified in the recitals hereto.

          "Recorder's Office" has the meaning specified in the recitals hereto.

          "Restoration Costs" has the meaning specified in Section 7.1(b).

          "Restoring Party" has the meaning specified in Section 7.1(c).

          "Seller's Default" means any Event of Default as to Seller (as defined in Section 6.1 of the Purchase Agreement) or Event of Default (as defined in
Section 2.01 of the Buyer Mortgage) which shall not be cured or waived.

          "Stipulated Loss Value" means, at any time, an amount equal to (a) the Stipulated Loss Value (as defined in the Lease), determined at such time as provided in the Lease (but in no event shall the same exceed the product of Lessor's Cost multiplied by the percentage set forth in Exhibit B hereto applicable at such time), or (b) if no Lease is in effect at such time, the product of Lessor's Cost multiplied by the percentage set forth in Exhibit B hereto applicable at such time.

          "Succession" means (a) when used with respect to Project Owner's interest in the Project,

               (i) any succession to Project Owner's interest in the Project by Construction Lender, Permanent Lender, Buyer or any other Successor by reason of any such Person's in any manner taking over the construction, ownership, management or operation of the Project or otherwise succeeding to the interest of Project Owner in the Project pursuant to a judgment of foreclosure, acceptance of a deed in lieu of foreclosure or any other means, whether by exercise of remedies under the Construction Loan Documents, the Permanent Loan Documents, the Buyer Mortgage or otherwise, or

               (ii) any other Successor's succession to Project Owner's interest in the Project by reason of any sale, lease or other transfer of Project Owner's interest in the Project or any part thereof by Project Owner or any other Successor; and

          (b)  when used with respect to Lessee's interest in the Project,

               (i) any succession to Lessee's interest in the Project by Lessor, Permanent Lender or any other Successor by reason of any such Person's in any manner taking over the construction, ownership, management or operation of the Project or otherwise succeeding to the interest of Lessee in the Project pursuant to a termination of the Lease, acceptance of a surrender of the Lease, ejectment or any other means, whether by exercise of remedies under the Lease or otherwise, or

               (ii) any other Successor's succession to Lessee's interest in the Project by reason of any sale, lease or other transfer of Lessee's interest in the Project or any part thereof by Lessee or any other Successor.

          "Succession Undertaking" means a written instrument confirming the undertaking of a Person to perform or cause to be performed the obligations required by this Agreement or an Operative Document to be performed in connection with a Succession, in form and substance reasonably satisfactory to the party or parties to whom such obligations are owed.

          "Successor" means, when used with respect to any Person's interest in the Project, any other Person succeeding to such interest by reason of a Succession.

          "Total Loss" means (a) Damage or Condemnation to an extent that renders this Project incapable of being restored to a condition that will permit the use of the same for the purposes for which intended, or (b) results in the settling, adjusting or compromising of any insurance on the basis of a total loss of the Project.

          "Trust Indenture" has the meaning specified in the recitals hereto.

          Section 1.2.   Rules of Interpretation.  (a)  Unless the context shall
                         -----------------------
otherwise require, any reference in this Agreement to "Project Owner" or "Lessee" shall include any Successor to such Person's interest in the Project, any reference to "Seller", and, if the Project has been sold by Seller to Lessor, "Lessor", shall include Project Owner, any reference to a Succession to any Person's interest in the Project shall include such Person's rights under any Operative Documents, and any reference in this Agreement to a Person shall include its successors and assigns.

          (b) Following any termination of the Lease by operation of law as a result of any Succession, any reference to the "Lease" shall include any new lease permitted by Section 5.2(d), any reference to "Lessor" shall include the lessor under such new lease and any reference to "Lessee" shall include the lessee under such new lease or, if Lessor enters into an Operating Agreement contemplated by Section 5.3(d), 6.4(e) or 7.2(c), the Independent Operator under such Operating Agreement. Following any discharge of the Construction Loan Documents or the Permanent Loan Documents by operation of law as a result of any Succession, any reference to the "Construction Loan Documents" or the "Permanent Loan Documents", as the case may be, shall include any instrument creating a lien on and security interest in Project Owner's interest in the Project permitted by Section 5.2(e) and all agreements, notes and other instruments executed and delivered in connection with, or as further security for, the indebtedness and other obligations secured thereby, and any reference to "Permanent Lender" shall include any holders of such notes or other instruments.

          (c) If any indebtedness outstanding under the Project Loan Documents is held by Seller, Lessor or any of their respective Affiliates, any reference to "Construction Lender" or "Permanent Lender'" shall not include Seller, Lessor or any of their respective Affiliates.

          (d) Any reference to any Operative Document or other agreement or contract shall include all supplements and amendments thereto to the extent permitted by this Agreement.

          (e) Any reference to an Article or Section shall refer to the specified Article or Section of this Agreement, unless the context otherwise requires.

          (f) Unless the context otherwise requires, words importing the singular number include the plural number, and vice versa; the terms "hereof", "hereby", "hereto", "hereunder" and similar terms refer to this entire Agreement; and the term "including" shall mean "including without limitation".

          (g) Unless the context otherwise requires or as otherwise expressly provided in this Agreement, terms defined in the Purchase Agreement (including "Applicable Rate", "APS Demand",
 ---------------    ----------

"Buyer's System", "Capacity Cost Rate", "Capacity Replacement Charge",
 --------------    ------------------    ---------------------------
"Commencement Date". "Contract Output", "Design and Construction Standard",
 -----------------    ---------------    --------------------------------
"Energy Cost Rate", "Event of Default as to Buyer", "FERC", "Interconnection",
 ----------------    ----------------------------    ----    ---------------
"Operating and Maintenance Expenses", "Operations Coordination Agreement",
 ----------------------------------    ---------------------------------
"Project", "PURPA", "Reserve Fund", "Test Period" and "Variable Energy Cost
 -------    -----    ------------    -----------       --------------------
Rate") shall have, when used in this Agreement, the meanings respectively
----
assigned thereto in the Purchase Agreement as in effect on the date hereof.


                                   ARTICLE 2

                            Certain Communications


          Section 2.1.   Construction Lender's Communications.  Construction
                         ------------------------------------
Lender shall provide to Buyer and Permanent Lender a copy of any notice which Construction Lender may send to Seller with respect to the performance or nonperformance of Seller's obligations under the Construction Loan Documents, including any notice of a Construction Loan Default.

          Section 2.2.   Lessor's Communications.  Lessor shall provide to
                         -----------------------
Permanent Lender and Buyer a copy of any notice which Lessor may send to Lessee with respect to the performance or nonperformance of Lessee's obligations under the Lease, including any notice of a Lease Default.

          Section 2.3.   Permanent Lender's Communications. Permanent Lender
                         ---------------------------------
shall provide to Buyer a copy of any notice which Permanent Lender may send to Lessee with respect to the performance or nonperformance of Lessee's obligations under the Lease, including any notice of a Lease Default, or which Permanent Lender may send to Lessor with respect to the performance or nonperformance of Lessor's obligations under the Permanent Loan Documents, including any notice of a Permanent Loan Default.

          Section 2.4.  Buyer's Communications.  Buyer shall provide to
                        ----------------------
Construction Lender, Lessor and Permanent Lender a copy of any notice which Buyer may send to Seller with respect to the performance or nonperformance of Seller's obligations under Buyer's Documents, including any notice of a Seller's Default.

          Section 2.5.   Other Communications.  Construction Lender, Lessor,
                         --------------------
Permanent Lender and Buyer shall each promptly advise each other of any amendment or proposed amendment to or any material consent or waiver of performance of Seller's, Lessor's or Lessee's obligations under any Operative Document.

                                   ARTICLE 3

                       Buyer's Rights Upon Loan Default

          Section 3.1.  Buyer's Right to Cure Project Loan Defaults.  (a)
                        -------------------------------------------
Notwithstanding any right Project Lender may have under the Project Loan Documents, at law, in equity or otherwise, but subject to Section 3.1(d), Project Lender shall not terminate its commitment to make advances or exercise any other remedy under the Project Loan Documents, or at law or in equity, by reason of any Project Loan Default unless and until Project Lender has given Buyer notice of such Project Loan Default and neither Buyer nor any other Person has cured the same (i) in the case of (A) a Construction Loan Default or (B) a Permanent Loan Default that may be immediately cured by the payment of money (including by discharging or bonding any lien, charge or encumbrance not permitted by the Project Loan Documents), within 30 days after the giving of such notice, it being understood that any Project Loan Default arising by reason of the existence of any lien, charge or encumbrance not permitted by the Project Loan Documents may be cured by discharging or bonding the same in a manner reasonably satisfactory to Project Lender, and (ii) in the case of any other Permanent Loan Default, within 120 days after the giving of such notice; provided, however, that Construction Lender may suspend its obligations to make
--------  -------
advances under the Construction Loan Agreement if any condition precedent therefor is not satisfied and such condition precedent pertains to the status of the collateral securing Seller's obligations under the Construction Loan Agreement.

          (b) Notwithstanding anything to the contrary contained in Section 3.1(a), if, in the case of any Project Loan Default other than a Project Loan Default that may be immediately cured by the payment of money (including by discharging or bonding any lien, charge or encumbrance not permitted by the Project Loan Documents), Buyer shall, within the applicable cure period specified in Section 3.1(a), or, if applicable, within the time permitted by
Section 5.5(a), (i) notify Project Lender of its election to exercise its remedies under Buyer's Documents, pursuant to any right to do so set forth therein, and to effect a Succession to Project Owner's interest in the Project,
(ii) pay or cause to be paid to Project Lender (A) all payments due under the Project Loan Documents that were specified in Project Lender's notice pursuant to Section 3.1(a) and (B) all payments which became due and payable under the Project Loan Documents after such notice but prior to the exercise of Buyer's rights under this Section 3.1(b), other than any such sums which become due and payable (by acceleration or otherwise) solely upon and by reason of the occurrence of such Project Loan Default, and (iii) execute and deliver to Project Lender a Succession Undertaking, wherein Buyer shall agree

          (A) until Buyer has effected such Succession, to pay or cause to be paid to Project Lender all sums from time to time becoming due to Project Lender under the Project Loan Documents as such sums become due, and

          (B) promptly after Buyer has effected such Succession, subject to Sections 6.1 and 6.2, to perform or cause to be performed all obligations of Seller or Lessor, as the case may be, under the Project Loan Documents, except such of Seller's or Lessor's obligations as Seller or Lessor failed to perform prior to such Succession and which cannot with the exercise of due diligence be performed by Buyer, it being understood that the time for Buyer to perform or cause to be performed such obligations as Seller or Lessor failed to perform prior to such Succession shall be extended for such period of time as may be necessary for Buyer with the exercise of due diligence to perform the same or cause the same to be performed, then Project Lender shall postpone any election to terminate its commitment to make advances or to exercise any other remedy it may have under the Project Loan Documents, or at law or in equity, by reason of such Project Loan Default for such period of time as may be necessary for Buyer with the exercise of due diligence to effect such Succession and to perform or cause to be performed, pursuant to such Succession Undertaking, such of Seller's or Lessor's obligations under the Project Loan Documents as Seller or Lessor failed to perform prior to such Succession and which can with the exercise of due diligence, be performed by Buyer, it being understood that upon full compliance by Buyer with such Succession Undertaking any obligations under the Project Loan Documents which Seller or Lessor failed to perform prior to such Succession and which Buyer cannot, with the exercise of due diligence, perform or cause to be performed shall thereupon be deemed waived.

          (c) Once Buyer has, with the exercise of due diligence, effected such Succession and so performed or caused to be performed such obligations of Seller or Lessor pursuant to such Succession Undertaking, then, notwithstanding anything to the contrary contained in the Project Loan Documents, Project Lender shall no longer have the right to terminate its commitment to make advances or to exercise any other remedy by reason of such Project Loan Default, and such Succession Undertaking shall be of no further force and effect, but nothing herein contained shall affect the right of Project Lender upon the subsequent occurrence of any Project Loan Default to exercise any right or remedy it may have under the Project Loan Documents consequent thereon, subject to the provisions of this Agreement.

          (d)  Notwithstanding anything to the contrary contained in this
Section 3.1, (i) Project Lender may at any time following the occurrence of any Project Loan Default and prior to the execution and delivery of a Succession Undertaking by Buyer pursuant to Section 3.1(b), exercise any remedy it may have to obtain specific performance by the Defaulting Party of its obligations under any of the Operative Documents or to enforce the obligations of, or exercise remedies against, any contractor, subcontractor or supplier for the Project (including the obligations of a bonding company under any payment or performance bond) to the exclusion of any other remedies, without restriction, and (ii) Project Lender shall not be required to postpone any election to terminate its commitment to make advances or to exercise any other remedy it may have under the Project Loan Documents, or at law or in equity, by reason of any Project Loan Default, and Buyer shall not be required to perform any obligations pursuant to any Succession Undertaking delivered by it to Project Lender, if Project Lender shall have executed and delivered to Buyer a Succession Undertaking pursuant to Section 4.1 or 4.2.

          (e)  Notwithstanding anything to the contrary contained in this
Section 3.1, Buyer may not cure any Construction Loan Default pursuant to
Section 3.1(a), other than a Construction Loan Default that may be cured by the payment of money or that does not relate to the construction of the Project, unless Buyer executes and delivers to Construction Lender a Succession Undertaking pursuant to Section 3.1(b). In the event Buyer executes and delivers to Construction Lender a Succession Undertaking pursuant to Section 3.1(b) at any time prior to the Commencement Date, Buyer shall be deemed to have personally assumed, and Construction Lender shall have full recourse to Buyer for, the performance of all of Buyer's obligations under such Succession Undertaking; provided, however, that (i) Buyer shall not be bound by any of the
             --------  -------
Project Documents, notwithstanding anything to the contrary contained in the Construction Loan Documents, (ii) Buyer shall not be bound by any amendment or modification of the Construction Loan Documents made without its consent unless permitted by Section 8.3, and (iii) notwithstanding anything to the contrary contained in this Agreement, such Succession Undertaking and Buyer's personal assumption thereof shall continue in full force and effect until payment in full of all amounts payable under the Construction Loan Documents. If requested by Construction Lender, Buyer shall execute and deliver to Construction Lender an instrument, in form and substance satisfactory to Construction Lender, confirming the foregoing assumption of obligations.


                                   ARTICLE 4

                Financing Party's Rights Upon Seller's Default

          Section 4.1.  Financing Party's Right to Cure Seller's Defaults.  (a)
                        -------------------------------------------------
Notwithstanding any right Buyer may have under Buyer's Documents, at law, in equity or otherwise, but subject to Section 4.1(d), Buyer shall not terminate the Purchase Agreement or exercise any other remedy under Buyer's Documents, or at law or in equity, by reason of any Seller's Default unless and until Buyer has given Project Lender and, if the Project has been sold by Seller to Lessor, Lessor (each such party being herein called a "Financing Party") notice of such Seller's Default and (i) if such Seller's Default occurs prior to the payment in full of the indebtedness outstanding under the Construction Loan Documents, neither Construction Lender nor any other Person has cured the same within 90 days after the giving of such notice, or (ii) if such Seller's Default occurs after the payment in full of the indebtedness outstanding under the Construction Loan Documents, neither Permanent Lender, Lessor (if the Project has been sold by Seller to Lessor) nor any other Person has cured the same within 180 days after the giving of such notice, it being understood that any Seller's Default arising by reason of the existence of any lien, charge or encumbrance not permitted by Buyer's Documents may be cured by discharging or bonding the same in a manner reasonably satisfactory to Buyer.

          (b) Notwithstanding the foregoing, if a Financing Party shall, within the applicable cure period specified in Section 4.1(a), or, if applicable, within the time permitted by Section 4.1(e), (i) notify Buyer of its election to exercise its remedies under (A) in the case of Construction Lender, the Construction Loan Documents, (B) in the case of Lessor, the Lease, and (C) in the case of Permanent Lender, the Permanent Loan Documents, pursuant to any right to do so set forth therein, and to effect a Succession to the interest of a Defaulting Party in the Project, and (ii) execute and deliver to Buyer a Succession Undertaking wherein it shall agree

          (A) promptly after the Financing Party has effected such Succession, to pay or cause to be paid to Buyer (1) all sums, if any, due to Buyer under Buyer's Documents that were specified in Buyer's notice pursuant to
     Section 4.1(a) and (2) all payments which became due and payable under Buyer's Documents after such notice but prior to the exercise of the Financing Party's rights under this Section 4.1(b), other than any such sums which become due and payable (by acceleration or otherwise) solely upon and by reason of the occurrence of such Seller's Default, and

          (B) promptly after the Financing Party has effected such Succession, subject to Sections 5.1 and 5.2, to perform or cause to be performed all obligations of Seller under Buyer's Documents, except such of Seller's obligations as Seller failed to perform prior to such Succession and which cannot with the exercise of due diligence be performed by the Financing Party, it being understood that the time for the Financing Party to perform or cause to be performed such obligations as Seller failed to perform prior to such Succession shall be extended for such period of time as may be necessary for the Financing Party, with the exercise of due diligence, to perform the same or cause the same to be performed, then Buyer shall postpone any election to terminate the Purchase Agreement or to exercise any other remedy it may have under Buyer's Documents, or at law or in equity, by reason of such Seller's Default for such period of time as may be necessary for the Financing Party with the exercise of due diligence to effect such Succession and to perform or cause to be performed, pursuant to such Succession Undertaking, such of Seller's obligations under Buyer's Documents as Seller failed to perform prior to such Succession and which can, with the exercise of due diligence, be performed by the Financing Party, it being understood that upon full compliance by the Financing Party with such Succession Undertaking any obligations under Buyer's Documents which Seller failed to perform prior to such Succession and which the Financing Party cannot, with the exercise of due diligence, perform or cause to be performed shall thereupon be deemed waived.

          (c) Once the Financing Party has, with the exercise of due diligence, effected such Succession and so performed or caused to be performed such obligations of Seller pursuant to such Succession Undertaking, then, notwithstanding anything to the contrary contained in Buyer's Documents, Buyer shall no longer have the right to terminate the Purchase Agreement or to exercise any other remedy by reason of such Seller's Default, and such Succession Undertaking shall be of no further force and effect, but nothing herein contained shall affect the right of Buyer, upon the subsequent occurrence of any Seller's Default, to exercise any right or remedy it may have under Buyer's Documents and this Agreement consequent thereon, subject to the provisions of this Agreement. Without limiting the generality of the foregoing, if Lessor effects any such Succession pursuant to a Succession Undertaking and enters into a new Lease or an Operating Agreement between Lessor and an Independent Operator pursuant to which Lessee or such Independent Operator agrees to perform or cause to be performed all obligations of Seller under Buyer's Documents, except such of Seller's obligations as Seller failed to perform prior to such Succession and which cannot with the exercise of due diligence be performed by Lessee or such Independent Operator, Lessor shall be deemed to have performed its obligations under such Succession Undertaking.

          (d)  Notwithstanding anything to the contrary contained in this
Section 4.1, Buyer may, at any time following the occurrence of a Seller's Default and prior to the execution and delivery of a Succession Undertaking by the Financing Party pursuant to Section 4.1(b), exercise any remedy it may have to obtain specific performance by Seller of its obligations under any of the Operative Documents to the exclusion of any other remedies, without restriction.

          (e) If both Lessor and Permanent Lender deliver a Succession Undertaking to Buyer pursuant to Section 4.1(b), Lessor's Succession Undertaking shall be given priority by Buyer and Permanent Lender; provided, however, that
                                                       --------  -------
if Lessor shall default in the performance of its obligations under such Succession Undertaking, Buyer shall give Permanent Lender notice of such default and Permanent Lender shall have the right to deliver a Succession Undertaking to Buyer pursuant to Section 4.1(b) within 60 days after the giving of such notice or, if such period of 60 days expires prior to the expiration of the applicable time otherwise permitted by Section 4.1(b), within the time permitted by Section 4.1(b).

          (f)  Notwithstanding anything to the contrary contained in this
Section 4.1 or in any Succession Undertaking, Lessor shall have the right to revoke any Succession Undertaking delivered by it to Buyer pursuant to Section 4.1(b) by giving notice of such revocation to Buyer at any time prior to the earlier of (i) the date Lessor or any other Successor to Lessee's interest in the Project takes possession and commences operation of the Project following such Succession or (ii) the date 180 days after the date of such Succession. Upon any such revocation, the rights and obligations of the parties under this Agreement shall be restored as if such Succession Undertaking had not been delivered.

          (g)  Notwithstanding anything to the contrary contained in this
Section 4.1, if the only Seller's Default existing is a Seller's Default arising solely by reason of a Project Loan Default, Buyer shall not terminate the Purchase Agreement by reason of such Seller's Default, but nothing herein contained shall affect Buyer's right to exercise any other right or remedy it may have under Buyer's Documents and this Agreement consequent thereon, subject to the provisions of this Agreement, or to exercise such right or any other right or remedy it may have thereunder and hereunder upon the subsequent occurrence of any Seller's Default.

          Section 4.2. Financing Party's Right to Suspend Buyer's Remedies. (a)
                       ---------------------------------------------------
In the event Buyer shall be entitled to terminate the Purchase Agreement or to exercise any other remedy under Buyer's Documents, or at law or in equity, by reason of any Seller's Default that remains uncured pursuant to Section 4.1, then each Financing Party, provided such Financing Party shall not theretofore have delivered a Succession Undertaking to Buyer with respect to such Seller's Default pursuant to Section 4.1(b), shall have the right at any time prior to the termination of the Purchase Agreement or a Succession by Buyer to Project Owner's interest in the Project to suspend the exercise by Buyer of such remedies upon compliance with the provisions of Section 4.2(b).

          (b) If a Financing Party shall be entitled to suspend the exercise of Buyer's remedies pursuant to Section 4.2(a), such right shall be exercised by
(i) notifying Buyer of its election to
exercise its remedies under the relevant Operative Documents and effect a Succession to the Defaulting Party's interest in the Project, and (ii) executing and delivering to Buyer a Succession Undertaking wherein it shall agree to promptly pay to Buyer, within 30 days after demand therefor, all out-of-pocket costs and expenses, including reasonable attorneys' fees, incurred by Buyer in connection with the exercise of such remedies under Buyer's Documents, or at law or in equity, by reason of such Seller's Default prior to the receipt of such Succession Undertaking, and otherwise containing the agreements described in the case of a Succession Undertaking to be delivered pursuant to Section 4.1(b).

          (c) Upon receipt of such Succession Undertaking and the payment of such out-of-pocket costs and expenses of Buyer, Buyer shall postpone any further exercise of such remedies for such period of time as may be necessary for the Financing Party with the exercise of due diligence to effect such Succession and to perform or cause to be performed, pursuant to such Succession Undertaking, such of Seller's obligations under Buyer's Documents as Seller failed to perform prior to such Succession and which can, with the exercise of due diligence, be performed by the Financing Party, it being understood that upon full compliance by the Financing Party with such Succession Undertaking any obligations under Buyer's Documents which Seller failed to perform prior to such Succession and which the Financing Party cannot, with the exercise of due diligence, perform or cause to be performed shall thereupon be deemed waived.

          (d) Once the Financing Party has, with the exercise of due diligence, effected such Succession and so performed or caused to be performed such obligations of Seller pursuant to such Succession Undertaking, then, notwithstanding anything to the contrary contained in Buyer's Documents, Buyer shall no longer have the right to terminate the Purchase Agreement or to exercise any other remedy by reason of such Seller's Default, and such Succession Undertaking shall be of no further force and effect, but nothing herein contained shall affect the right of Buyer, upon the subsequent occurrence of any Seller's Default, to exercise any right or remedy it may have under Buyer's Documents and this Agreement consequent thereon, subject to the provisions of this Agreement. Without limiting the generality of the foregoing, if Lessor effects any such Succession pursuant to a Succession Undertaking and enters into a new Lease or an Operating Agreement between Lessor and an Independent Operator pursuant to which Lessee or such Independent Operator agrees to perform or cause to be performed all obligations of Seller under Buyer's Documents, except such of Seller's obligations as Seller failed to perform prior to such Succession and which cannot with the exercise of due diligence be performed by Lessee or such Independent Operator, Lessor shall be deemed to have performed its obligations under such Succession Undertaking.

          (e) If both Lessor and Permanent Lender deliver a Succession Undertaking to Buyer pursuant to Section 4.2(b), Lessor's Succession Undertaking shall be given priority by Buyer and Permanent Lender; provided, however, that
                                                       --------  -------
if Lessor shall default in the Performance of its obligations under such Succession Undertaking, Buyer shall give permanent Lender notice of such default and Permanent Lender shall have the right to deliver a Succession Undertaking pursuant to Section 4.2(b) within 30 days after the giving of such notice.

          Section 4.3.   Permanent Lender's Right to Redeem Project Owner's
                         --------------------------------------------------
Equity. In the event Buyer exercises any right it may have under the Buyer
------
Mortgage or otherwise to foreclose its lien on the Project and effect a Succession to Project Owner's interest in the Project and, as a result of such Succession, Buyer is the Successor to Project Owner's interest in the Project subject to the permanent Loan Documents as contemplated by Sections 6.4(b), then, so long as any indebtedness is outstanding under the Permanent Loan Documents, Permanent Lender or its designee shall have the right, notwithstanding such Succession, at any time on or prior to the second anniversary of the date of such Succession and upon not less than 180 days' prior notice to Buyer, to redeem Project Owner's equity of redemption under the Buyer Mortgage and to reinstate the Purchase Agreement at the expiration of such 180 day period by (i) tendering to Buyer all out-of-pocket costs and expenses, including reasonable attorneys' fees, incurred by Buyer in exercising such remedies and effecting such Succession, and all costs of improvements and repairs to the Project made by Buyer while in possession of the Project, together with interest thereon at the Applicable Rate from the date such costs were incurred, (ii) executing and delivering to Buyer a Succession Undertaking, including an agreement to pay or cause to be paid to Buyer all other sums which were due and payable to Buyer under Buyer's Documents and remain unpaid, other than any such sums which became due and payable (by acceleration or otherwise) solely upon and by reason of the occurrence of the Seller's Default which entitled Buyer to exercise such right, and otherwise containing the agreements described in the case of a Succession Undertaking to be delivered pursuant to
Section 4.1(b), (iii) executing and delivering to Buyer a written instrument in form and substance satisfactory to Buyer ratifying and confirming this Agreement, and (iv) executing and delivering to Buyer a written instrument in form and substance satisfactory to Buyer ratifying and confirming the Buyer Mortgage, or, if necessary, creating a new Buyer's lien on and security interest in the Mortgaged Property as security, to the extent and with the priority provided in Buyer's Documents and this Agreement, for the performance of Seller's obligations under Buyer's Documents; provided, however, that if prior
                                              --------  -------
to the expiration of such 180 day period, Buyer shall have executed and delivered to Permanent Lender a Succession Undertaking wherein Buyer shall assume personal liability for the performance of all of the obligations of Lessor under the Permanent Loan Documents, Permanent Lender or such designee shall not have any further rights under this Section 4.3. Permanent Lender shall pay or cause to be paid all out-of-pocket expenses, including reasonable attorneys' fees, incurred by Buyer in effecting such redemption. Upon compliance with the requirements of this Section 4.3, Buyer shall quitclaim its interest in the Project to Permanent Lender or such designee, subject, however, to the Purchase Agreement, the Buyer
                         -------  -------
Mortgage (or such new lien and security interest) and this Agreement, but subject to no other liens, charges or encumbrances other than those existing at the time Buyer became the Successor to Project Owner's interest in the Project or those otherwise permitted by the Permanent Loan Documents.


                                   ARTICLE 5

                             Rights Upon Succession
                         Effected by a Financing Party

          Section 5.1.  Recognition of Operative Documents.  In the event a
                        ----------------------------------
Financing Party exercises any of its remedies under any Operative Documents or in any manner effects a Succession to a Defaulting Party's interest in the Project, then unless Construction Lender shall be entitled pursuant to Section 5.5, and shall elect, to effect such Succession free and clear of Buyer's Documents and this Agreement,

               (a) the Successor to the Defaulting Party's interest in the Project as a result of such Succession (which may be such Financing Party) shall be bound by each and every provision of the Operative Documents applicable to the Defaulting Party and shall recognize each and every right of the Nondefaulting Party under such Operative Documents (including the right of Buyer to have the Reserve Fund referred to in Section 3.8 of the Purchase Agreement maintained), the Nondefaulting Party's rights under such Operative Documents shall not be affected or disturbed by such Successor, and the Nondefaulting Party shall have the same remedies against such Successor for the breach of any provision contained in such Operative Documents as the Nondefaulting Party would have had thereunder, or at law or in equity, against the Defaulting Party if the Financing Party had not so exercised its remedies or effected such Succession, all with the same force and effect as if such Successor were the Seller, Lessor or Lessee, as the case may be, named in such Operative Documents; provided, however, that (i) such Successor shall neither be liable for
          --------  -------
          any prior act or omission of the Defaulting Party nor be subject to any offsets or defenses to which the Nondefaulting Party might have been entitled under such Operative Documents by reason of such prior act or omission and (ii) such Successor shall not be bound by any amendment or modification of such Operative Documents made without the Financing Party's consent unless permitted by Section 8.3; but nothing contained in clause (i) of the foregoing proviso shall be construed to limit or otherwise impair (A) any sums then due and payable to Buyer under Buyer's Documents, other than any such sums which became due and payable (by acceleration or otherwise) solely upon and by reason of the occurrence of any Seller's Default arising prior to the time the Financing Party so exercises such remedies or so effects such Succession, or (B) any obligations required to be performed pursuant to any Succession Undertaking delivered to Buyer pursuant to Section 4.1 or 4.2;

               (b) such Successor shall be entitled to exercise all rights and remedies of the Defaulting Party under such Operative Documents and to enforce all of the Nondefaulting Party's obligations thereunder with the same force and effect as if such Successor were the Seller, Lessor or Lessee, as the case may be, named therein;

               (c) any other Successor to the Defaulting Party's interest in the Project shall be subject to all of the provisions of such Operative Documents, shall be entitled to enforce all of the Nondefaulting Party's obligations thereunder and hereunder and shall be subject to all of the rights of the Nondefaulting Party thereunder and hereunder, all with the same force and effect as if such Successor were the Seller, Lessor or Lessee, as the case may be, named therein and herein, and such Operative Documents shall continue in effect in accordance with their terms between the Nondefaulting Party and such Successor; and

               (d) the Nondefaulting Party shall recognize any Successor to the Defaulting Party's interest in the Project as the Seller, Lessor or Lessee, as the case may be, named in such Operative Documents, and, in the case of a Succession to Project Owner's interest in the Project, Buyer shall make all payments for Project Energy from time to time becoming due under the Purchase Agreement directly to or as instructed by such Successor;

provided, however, that the Nondefaulting Party shall not have any duty to
--------  -------
recognize, nor shall the Nondefaulting Party be bound to, any Successor to the Defaulting Party's interest in the Project unless such Successor executes and delivers to the Nondefaulting Party a Succession Undertaking wherein it shall agree to perform or cause to be performed the obligations of the Defaulting Party under such Operative Documents in accordance with this Section 5.1, and, in the case of a Succession to Project Owner's interest in the Project, Buyer shall not be liable for any payment made in good faith to such Successor's predecessor without notice of such Successor's Succession to Seller's rights and obligations under the Purchase Agreement; and provided,
                                                                  --------
further, that in the case of a Succession to Project Owner's interest in the
-------
Project as a result of any Permanent Loan Default at a time when no Lease Default exists, any Successor to Project Owner's interest in the Project shall be subject to and bound by all of the provisions of this Agreement applicable to Lessor and, so long as no Lease Default exists, Permanent Lender shall not join Lessee or any Person claiming possession of the Project by, through or under Lessee, in any foreclosure, ejectment, summary or other proceedings to recover possession of the Project.

          Section 5.2.  Financing Party's Right to Modify Purchase Agreement.
                        ----------------------------------------------------
Notwithstanding anything to the contrary contained in this Agreement, in the event a Financing Party shall effect any Succession to a Defaulting Party's interest in the Project following a Seller's Default pursuant to any Succession Undertaking delivered to Buyer under Section 4.1 or 4.2 and shall perform or cause to be performed all obligations of Seller under Buyer's Documents to the extent required to be performed pursuant to this Agreement or pursuant to any such Succession Undertaking,

               (a) Buyer shall no longer have the right to terminate the Purchase Agreement or to exercise any other remedy by reason of any Seller's Default described in Section 6.1(b) of the Purchase Agreement occurring in whole or in part by reason of any failure by Seller to perform its obligations under Buyer's Documents prior to the time of such Succession, but nothing herein contained shall affect the right of Buyer, upon the subsequent occurrence of any such Seller's Default occurring solely by reason of the failure of the Financing Party, or other Successor to the Defaulting Party's interest in the Project who succeeds thereto by reason of such Succession, to perform or cause to be performed Seller's obligations under Buyer's Documents, to exercise any right or remedy it may have under Buyer's Documents and this Agreement consequent thereon, subject to the provisions of this Agreement;

               (b) no Seller's Default described in Section 6.1(b) of the Purchase Agreement shall be deemed to occur by reason of any failure of the Financing Party or such other Successor to the Defaulting Party's interest in the Project to perform or cause to be performed Seller's obligations under Buyer's Documents during any period prior to the earlier of (i) the date the Financing Party or such other Successor takes possession and commences operation of the Project following such Succession or (ii) the date 180 days after the date of such Succession;

               (c) in the event a Seller's Default described in Section 6.1 (b) of the Purchase Agreement exists or, but for this Section 5.2, would have existed at the time of such Succession, the Financing Party or such other Successor to the Defaulting Party's interest in the Project shall have the right to specify a new Contract Output by notice to Buyer within 90 days after the date of such Succession (the output so specified being herein called the "Revised Contract Output"); provided, however, that (i) the Revised Contract Output so specified
          --------  -------
          shall not exceed the lesser of (A) 80% of the Contract Output, or (B) 125% of the average hourly deliveries of Project Energy made to Buyer during the Test Period referred to in Section 6.1(b) of the Purchase Agreement, and (ii) no later than 180 days after the date of such Succession, the Financing Party or such other Successor shall either
          (x) pay or cause to be paid to Buyer an amount (the "Shortfall Replacement Charge") equal to the Capacity Replacement Charge, computed in accordance with the formula set forth in Section 6.2(b) of the Purchase Agreement, multiplied by a fraction, the numerator of which is the Contract Output minus the Revised Contract Output, and
                                       -----
          the denominator of which is the Contract Output, or (y) accept an adjustment to the Energy Cost Rate and Capacity Cost Rate payable under the Purchase Agreement (which adjustment shall be made in a manner mutually satisfactory to such Financing Party or other Successor and Buyer) that will result in an aggregate reduction of the payments to be made by Buyer under the Purchase Agreement which shall have a present value (discounted at Buyer's Incremental Weighted Cost of Capital) equal to such Shortfall Replacement Charge, and upon such payment or upon such adjustment to the Energy Cost Rate and Capacity Cost Rate, as the case may be, the Contract Output thereafter shall be deemed to be the Revised Contract Output;

               (d) in the case of a Succession to Lessee's interest in the Project, the Financing Party or such other Successor to Lessee's interest in the Project shall have the right at any time to enter into a new lease of the Project at a rental rate not exceeding the greater of (i) the rental rate set forth in the preceding Lease or (ii) any rental rate that would be permitted by amendment to the preceding Lease pursuant to Section 8.3, and for a stated term expiring no later than the term of the preceding Lease, specifying a Stipulated Loss Value no greater than that specified in the preceding Lease, as the same may be adjusted pursuant to Section 8.3, and otherwise on terms reasonably equivalent to those set forth in the preceding Lease; and

               (e) in the case of a Succession to Project Owner's interest in the Project, the Financing Party or such other Successor to Project Owner's interest in the Project shall have the right at any time to grant a lien on and security interest in its interest in the Project, as security to the extent and with the priority provided in the Permanent Loan Documents and this Agreement, for any financing of the Project not prohibited by Section 8.3 up to an amount not exceeding, in the aggregate, either (i) the amount that would have been outstanding under the Permanent Loan Documents at such time as a result of the application of any sinking fund or mandatory payment provisions of the Permanent Loan Documents if the Financing Party had not so effected such Succession and the Permanent Loan Documents had remained in effect, or (ii) the amount that would be permitted by amendment of the Permanent Loan Documents pursuant to Section 8.3, and otherwise on terms reasonably equivalent to those set forth in the Permanent Loan Documents.

          Section 5.3. Application of Net Proceeds. (a) Without limiting the
                       ---------------------------
generality of Section 5.1, in the event a Financing Party shall be entitled to effect a Succession to a Defaulting Party's interest in the Project, then unless Construction Lender shall be entitled pursuant to Section 5.5, and shall elect, to effect such Succession free and clear of Buyer's Documents and this Agreement

               (i) any such Succession shall be to the Defaulting Party's entire interest in the Project, subject to the rights of all other Persons under the Operative Documents (including Buyer's Documents), and may be effected in any manner permitted by the Construction Loan Documents, the Lease or the Permanent Loan Documents, as the case may be; and

               (ii) any and all Net Proceeds arising out of such Succession shall be paid and applied as provided in the Construction Loan Documents, the Lease or the Permanent Loan Documents, as the case may be.

          (b) In the event Buyer shall be entitled, and shall elect, to terminate the Purchase Agreement by reason of any Seller's Default that remains uncured pursuant to Section 4.1 or 4.2, a Financing Party may thereafter exercise any remedy it may have under the Operative Documents, or at law or in equity, by reason of any Project Loan Default or any Lease Default and effect a Succession to Project Owner's interest in the Project free and clear of Buyer's Documents and this Agreement; provided, however, that
                              --------  -------

               (i) any such Succession shall be to Project Owner's entire interest in the Project and shall be effected as the result of a public sale, after not less than 20 days' prior notice, or such greater notice as may be required by law, to all parties having or claiming an interest in the Project, and Buyer and each Financing Party shall have the right to bid for and purchase the Project at any such public sale;

               (ii) the terms of such public sale shall be solely for cash; Provided, however, that there may be offset against the purchase price the
     --------  -------
     amount, if any, to be distributed to the purchaser pursuant to clause (iv) below;

               (iii)  any such Succession shall be subject to the provisions of
     Section 8.5; and

               (iv) the Net Proceeds of any such sale shall be paid and applied as follows:

                    First, (A) if such sale occurs before the indebtedness
               outstanding under the Construction Loan Documents is paid in full, subject to Section 5.3(c), to Construction Lender up to an amount equal to (1) prior to the Commencement Date, the aggregate amount due Construction Lender under the Construction Loan Documents as of the date of such payment, or (2) after the Commencement Date, the lesser of such amount or the Encumbered Value of the Project as of the date of such sale (appropriately reduced to take into account any prior distribution to Construction Lender pursuant to Section 7.2 that, absent such adjustment, would have the effect of causing Construction Lender to realize a greater recovery of its investment than would otherwise be payable under this paragraph "First"), and (B) if such sale occurs after the indebtedness outstanding under the Construction Loan Documents is paid in full, subject to Section 5.3(c), to Permanent Lender up to an amount equal to the aggregate amount due Permanent Lender under the Permanent Loan Documents as of the date of such payment,

                    Second, if such sale occurs after the indebtedness
               outstanding under the Construction Loan Documents is paid in full and prior to the expiration of Lessor's Preference Period, subject to Section 5.3(d), to Lessor up to an amount equal to (A) the lesser of (1) the Stipulated Loss Value, calculated as of the last rental payment date to which basic rent has been paid under the Lease (or, if no Lease is in effect, the date on which the default occurred which resulted in such sale), plus interest on such amount, at the Lease Rate, from such date to the date of such payment, or (2) the Encumbered Value of the Project as of the date of such sale (appropriately reduced to take into account any prior distribution to Lessor pursuant to Section 7.2 that, absent such adjustment, would have the effect of causing Lessor to realize a greater recovery of its investment than would otherwise be payable under this paragraph "Second"), minus (B) the amount, if
                                                       -----
               any, paid to Permanent Lender pursuant to paragraph "First" above,

                    Third, to Buyer up to an amount equal to the Capacity
               Replacement Charge calculated as of the date of such payment, taking into account any prior modification thereof pursuant to
               Section 5.2 (appropriately reduced to take into account any prior distribution to Buyer pursuant to Section 7.2 that, absent such adjustment, would have the effect of causing Buyer to realize a greater recovery than would otherwise be payable under this paragraph "Third"),

                    Fourth, if the indebtedness outstanding under the
               Construction Loan Documents is not paid in full pursuant to paragraph "First" above, to Construction Lender up to an amount equal to the aggregate remaining amount due Construction Lender under the Construction Loan Documents as of the date of such payment, and

                    Fifth, the balance to Project Owner or whosoever is legally entitled thereto.

          (c)  Notwithstanding anything to the contrary contained in this
Section 5.3, (i) Construction Lender shall not be entitled to receive any Net Proceeds described in Section 5.3(b)(iv) pursuant to paragraph "First" thereof if, at the time of such termination of the Purchase Agreement by Buyer, Construction Lender has delivered to Buyer a Succession Undertaking pursuant to
Section 4.1(b) or 4.2(b) with respect to the Seller's Default referred to in
Section 5.3(b) and has defaulted in the performance of any of its obligations thereunder, and (ii) Permanent Lender shall not be entitled to receive any Net Proceeds described in Section 5.3(b)(iv) pursuant to paragraph "First" thereof in an amount greater than the Encumbered Value of the Project as of the date of such sale (appropriately reduced to take into account any prior distribution to Permanent Lender pursuant to Section 7.2 that, absent such adjustment, would have the effect of causing

Permanent Lender to realize a greater recovery of its investment than would otherwise be payable under paragraph "First" of Section 5.3(b)(iv) as a result of this limitation) if, at the time of such termination of the Purchase Agreement by Buyer, Permanent Lender has delivered to Buyer a Succession Undertaking pursuant to Section 4.1(b) or 4.2(b) with respect to the Seller's Default referred to in Section 5.3(b) and has defaulted in the performance of any of its obligations thereunder.

          (d)  Notwithstanding anything to the contrary contained in this
Section 5.3,

               (i) Lessor shall not be entitled to receive any Net Proceeds described in Section 5 .3(b)(iv) pursuant to paragraph "Second" thereof unless at the time of such termination of the Purchase Agreement by Buyer (A) Lessor has an interest in the Project and (B) either (1) the Lease is in effect or the Project is being operated by or is in the possession of a Person other than Lessor or an Affiliate of Lessor pursuant to an Operating Agreement between Lessor and an Independent Operator or (2) no Succession Undertaking has been delivered by Lessor to Buyer pursuant to Section 4.1(b) or 4.2(b) with respect to the Seller's Default referred to in Section 5.3(b) or, if a Succession Undertaking has been delivered by Lessor to Buyer pursuant to Section 4.1(b) and clause (1) above does not apply, either the time within which Lessor may revoke such Succession Undertaking pursuant to
          Section 4.1(f) has not expired or such Succession Undertaking has been revoked pursuant to Section 4.1(f); and

               (ii) in the event there are any liens, charges or encumbrances on the Project on a parity with or junior to the lien of the Buyer Mortgage at the time of any application of Net Proceeds of any sale described in Section 5.3(b), the amount of any such Net Proceeds to be paid and applied to Lessor pursuant to paragraph "Second" of Section 5.3(b)(iv) shall be reduced by an amount equal to the amount of the Net Proceeds of such sale that would have been applied to the payment of the obligations secured thereby absent this Agreement, notwithstanding anything to the contrary at law, in equity or otherwise.

          Section 5.4.  Nature of Obligations.  Notwithstanding anything to the
                        ---------------------
contrary contained in Buyer's Documents, this Agreement or any Succession Undertaking, neither a Financing Party nor any other Successor to a Defaulting Party's interest in the Project shall have any personal liability, under a Succession Undertaking or otherwise, to Buyer for the performance of Seller's obligations under Buyer's Documents, it being understood that after a Succession and delivery of a Succession Undertaking pursuant to this Agreement, Buyer shall look solely to the Mortgaged Property (as defined in the Buyer Mortgage) for the enforcement of Seller's obligations under Buyer's Documents. All agreements and undertakings in favor of Buyer made by a Financing Party or any other Successor to a Defaulting Party's interest in the Project contained in any Succession Undertaking, or to which the Financing Party or such other Successor may become subject under Buyer's Documents, pursuant to Section 5.1 or otherwise, as a result of a Succession, are made and intended not as personal agreements and undertakings or for the purpose or with the intention of binding it personally but are made and intended for the purpose of binding only the interest in the Project to which the Financing Party or such other Successor shall succeed upon effecting such Succession.

          Section 5.5.  Construction Lender's Right to Reject Buyer's Documents.
                        -------------------------------------------------------
(a) Notwithstanding anything to the contrary contained in this Agreement, if Construction Lender shall become entitled to effect a Succession to Project Owner's interest in the Project pursuant to the Construction Loan Documents prior to the Commencement Date, Construction Lender shall have the right upon not less than 15 days' prior notice to Buyer, unless within such period of 15 days Buyer shall (i) notify Construction Lender of its election to exercise its remedies under Buyer's Documents and effect a Succession to Project Owner's interest in the Project, (ii) pay or cause to be paid to Construction Lender all sums due under the Construction Loan Documents at the time of Construction Lender's notice pursuant to this Section 5.5(a), other than any such sums which became due and payable (by acceleration or otherwise) solely upon and by reason of the occurrence of any Construction Loan Default arising prior to the time Buyer exercises its rights under this Section 5.5(a), and (iii) execute and deliver to Construction Lender a Succession Undertaking pursuant to, and in compliance with the provisions of, Sections 3.1(b) and 3.1(e), to effect such Succession either (A) subject to Buyer's Documents and this Agreement by executing and delivering, or causing any other Successor to Project Owner's interest in the Project to execute and deliver, to Buyer a Succession Undertaking containing the agreements described in the case of a Succession Undertaking to be delivered pursuant to Section 4.1(b), or (B) free and clear of Buyer's Documents and this Agreement and of Buyer's rights thereunder and hereunder; provided, however, that if Construction Lender shall effect such
           --------  -------
Succession without giving Buyer notice of such election, any such Succession shall be deemed made subject to Buyer's Documents and this Agreement.

          (b) In the event Construction Lender shall be entitled and shall elect to effect a Succession to Project Owner's interest in the Project free and clear of Buyer's Documents and this Agreement pursuant to Section 5.5(a),

               (i) such Succession shall be to Project Owner's entire interest in the Project and shall be effected as the result of a public sale, after not less than 20 days' prior notice, or such greater notice as may be required by law, to all parties having or claiming an interest in the Project, free and clear of Buyer's Documents, and Buyer and Construction Lender shall have the right to bid for and purchase the Project at such public sale;

               (ii) the terms of such public sale shall be solely for cash; provided, however, that there may be offset against the purchase price
          --------  -------
          the amount, if any, to be distributed to the purchaser pursuant to clause (iv) below;

               (iii)  any such Succession shall be subject to the provisions of
          Section 8.5; and

               (iv) the Net Proceeds of such sale shall be paid and applied as follows:

                    First, to Construction Lender up to an amount equal to the aggregate amount due Construction Lender under the Construction Loan Documents as of the date of such payment,

                    Second, to Buyer up to an amount equal to the Capacity
               Replacement Charge calculated as of the date of such payment, and

                    Third, the balance to Project Owner or whosoever is legally entitled thereto.


                                   ARTICLE 6

                            Rights Upon Succession
                               Effected by Buyer

          Section 6.1.  Recognition of Permanent Loan Documents. In the event
                        ---------------------------------------
Buyer shall be entitled and shall elect to exercise any remedy it may have under the Buyer Mortgage or otherwise to foreclose its lien on the Project and effect a Succession to Project Owner's interest in the Project at any time after the indebtedness outstanding under the Construction Loan Documents is paid in full and while any indebtedness is outstanding under the Permanent Loan Documents, then

          (a) the Successor to Project Owner's interest in the Project as a result of such Succession (which may be Buyer) shall be bound by each and every provision of the Permanent Loan Documents applicable to Lessor (including any provision thereof which incorporates by reference any provisions of the Lease) and shall recognize each and every right of Permanent Lender thereunder, and Permanent Lender shall have the same remedies against such Successor for the breach of any provision contained in the Permanent Loan Documents as Permanent Lender would have had thereunder, or at law or in equity, against Lessor if Buyer had not so exercised its remedies or effected such Succession, all with the same force and effect as if such Successor were the Lessor named in the Permanent Loan Documents; provided, however, that
                                                       --------  -------
     (i) such Successor shall neither be liable for any prior act or omission of Lessor nor be subject to any offsets or defenses to which Permanent Lender might have been entitled under the Permanent Loan Documents by reason of such prior act or omission, (ii) such Successor shall not be bound by any of the Project Documents, notwithstanding anything to the contrary contained in the Permanent Loan Documents, and (iii) such Successor shall not be bound by any amendment or modification of the Permanent Loan Documents made without Buyer's consent unless permitted by Section 8.3; but nothing contained in clause (i) of the foregoing proviso shall be construed to limit or otherwise impair any obligations required to be performed pursuant to any Succession Undertaking delivered to Permanent Lender pursuant to Section 3.1;

          (b) such Successor shall be entitled to exercise all rights and remedies of Lessor under the Permanent Loan Documents and to enforce all of Permanent Lender's obligations thereunder with the same force and effect as if such Successor were the Lessor named in the Permanent Loan Documents;

          (c) any other Successor to Project Owner's interest in the Project shall be subject to all of the provisions of the Permanent Loan Documents (including any provision thereof which incorporates by reference any provisions of the Lease) and this Agreement, shall be entitled to enforce all of Permanent Lender's obligations hereunder and thereunder and shall be subject to all of the rights of Permanent Lender hereunder and thereunder, all with the same force and effect as if such Successor were the Lessor named therein and herein, and the Permanent Loan Documents and this Agreement shall continue in effect in accordance with their respective terms between Permanent Lender and such Successor; and

          (d) Permanent Lender shall recognize any Successor to Project Owner's interest in the Project as the Lessor named in the Permanent Loan Documents;

provided, however, that Permanent Lender shall not have any duty to recognize,
--------  -------
nor shall Permanent Lender be bound to, any Successor to Project Owner's interest in the Project unless such

Successor executes and delivers to Permanent Lender a Succession Undertaking wherein it shall agree to perform or cause to be performed the obligations of Lessor under the Permanent Loan Documents in accordance with this Section 6.1, and Permanent Lender shall not be liable for any payment or advance made in faith to such Successor's predecessor without notice of such Successor's Succession to Lessor's rights and obligations under the Permanent Loan Documents.

          Section 6.2. No Duty to Recognize Other Operative Documents.
                       ----------------------------------------------
Notwithstanding anything to the contrary contained in this Agreement, or at law, in equity or otherwise, in the event Buyer exercises any remedy it may have under the Buyer Mortgage or otherwise to foreclose its lien on the Project and effect a Succession to Project Owner's interest in the Project, then, unless the provisions of Section 6.4(a) apply and the indebtedness outstanding under the Construction Loan Documents is being assumed as provided in Sections 3.1(b) and 3.1(e), the provisions of Section 6.4(b) shall apply to such Succession and neither Buyer nor any Successor to Project Owner's interest in the Project as a result of such Succession shall be bound by the Construction Loan Documents or the Lease, it being understood that Construction Lender's and Lessor's sole rights in the event of any such Succession shall be to receive the portion of the Net Proceeds of any sale described in Section 6.4(b) to which Construction Lender or Lessor may be entitled to the extent provided in such Section.

          Section 6.3. Operation of the Project by Buyer. (a) Notwithstanding
                       ---------------------------------
anything to the contrary contained in any of the Operative Documents, during any period after the Commencement Date while Buyer is operating the Project, Buyer shall operate the Project in accordance with sound electric utility practice and the standards required of Seller in the Purchase Agreement; provided, however,
                                                            --------  -------
that such performance shall be subject to the approval, if any be required, of all regulatory agencies having jurisdiction over Buyer and its Affiliates.

          (b) So long as any indebtedness is outstanding under the Permanent Loan Documents, during any period after the Commencement Date while Buyer is operating the Project, Buyer shall maintain an account (the "Notional Cash Flow Account") in which it will record each month, (i) as a positive amount, the product obtained by multiplying (A) the kilowatthours of Project Energy generated by the Project during such month, by (B) the price Buyer would have paid to Seller pursuant to Section 1.2 of the Purchase Agreement for such Project Energy had such Project Energy been delivered to Buyer by Seller under the Purchase Agreement, and (ii) as a negative amount, (A) all Operating and Maintenance Expenses incurred by Buyer during such month, and (B) all payments of principal of and interest on the indebtedness outstanding under the Permanent Loan Documents paid in respect of such month. The excess, if any, for any period of any sums recorded in the Notional Cash Flow Account as positive amounts over any sums recorded therein as negative amounts is hereinafter called the "Notional Cash Flow". Permanent Lender shall have the right to examine, or cause an audit to be made of, all books and records of Buyer relating to all entries made in the Notional Cash Flow Account.

          (c) Notwithstanding anything to the contrary contained in this Agreement, if (i) Buyer shall default in the performance of any Succession Undertaking delivered to Permanent Lender pursuant to Section 3.1(b) which shall remain uncured 30 days after notice of such default shall have been given by Permanent Lender to Buyer, or (ii) Buyer shall exercise any right it may have under the Buyer Mortgage or otherwise to foreclose its lien on the Project and effect a Succession to Project Owner's interest in the Project, Buyer shall be the Successor to Project Owner's interest in the Project as a result of such Succession and, as a result of Buyer's failure to perform or observe any obligation set forth in Section 6.3(a) or 6.3(b) or to perform, to the extent required by this Agreement or any Succession Undertaking delivered to Permanent Lender, any obligation of Lessor under the Permanent Loan Documents, a Permanent Loan Default shall occur at any time thereafter, Permanent Lender shall have the right, unless it exercises its rights under Section 4.3, to effect a Succession to Project Owner's interest in the Project pursuant to the Permanent Loan Documents free and clear of Buyer's Documents and this Agreement and of Buyer's rights thereunder and hereunder, subject, however, to the provisions of Section
                                 -------  -------
8.5.

          (d) Notwithstanding anything to the contrary contained in this Agreement, in the event of any occurrence described in Section 6.3(c) that would permit Permanent Lender to effect a Succession to Project Owner's interest in the Project free and clear of Buyer's Documents and this Agreement, Buyer shall remain liable, notwithstanding any such Succession, for all payments of principal of and interest on the indebtedness outstanding under the Permanent Loan Documents which became due and payable thereunder while Buyer was operating the Project and which remain unpaid at the time Permanent Lender so effects any such Succession, but only to the extent of any Notional Cash Flow recorded in the Notional Cash Flow Account at such time.

          Section 6.4. Application of Net Proceeds.  (a) In the event Buyer
                       ---------------------------
shall be entitled and shall elect to exercise any remedy it may have under the Buyer Mortgage or otherwise to foreclose its lien on the Project and effect a Succession to Project Owner's interest in the Project pursuant to Section 3.1(b) at any time prior to the Commencement Date as a result of any Seller's Default,

               (i) any such Succession shall be to Project Owner's entire interest in the Project, free and clear of the Project Documents but subject to the Construction

          Loan Documents, and may be effected in any manner permitted by Buyer's Documents; and

               (ii) any and all Net Proceeds arising out of such Succession shall be paid and applied as provided in Buyer's Documents.

          (b) In the event Buyer shall be entitled and shall elect to exercise any remedy it may have under the Buyer Mortgage or otherwise to foreclose its lien on the Project and effect a Succession to Project Owner's interest in the Project as a result of any Seller's Default, then, except as otherwise provided in Section 6.4(a),

               (i) any such Succession shall be to Project Owner's entire interest in the Project and shall be effected as the result of a public sale, after not less than 20 days' prior notice, or such greater notice as may be required by law, to all parties having or claiming an interest in the Project, free and clear of (A) if such Succession occurs prior to the payment in full of the indebtedness outstanding under the Construction Loan Documents, the Project Documents and the Construction Loan Documents, and (B) if such Succession occurs after the payment in full of the indebtedness outstanding under the Construction Loan Documents, the Project Documents and the Lease (but subject to the Permanent Loan Documents as provided in Section 6.1), and Construction Lender or Lessor, as the case may be, and Buyer shall have the right to bid for and purchase the Project at such public sale;

               (ii) the terms of such public sale shall be solely for cash; provided, however, that there may be offset against the purchase price
          --------  -------
          the amount, if any, to be distributed to the purchaser pursuant to clause (iii) below; and

               (iii) the Net Proceeds of such sale shall be paid and applied as follows:

                    First, (A) if such sale occurs before the indebtedness
               outstanding under the Construction Loan Documents is paid in full, subject to Section 6.4(d), to Construction Lender up to an amount equal to (1) prior to the Commencement Date, the aggregate amount due Construction Lender under the Construction Loan Documents as of the date of such payment, or (2) after the Commencement Date, the lesser of such amount or the Encumbered Value of the Project as of the date of such sale (appropriately reduced to take into account any prior distribution to Construction Lender pursuant to Section 7.2 that, absent such adjustment, would have the effect of causing Construction Lender to realize a greater recovery of its investment than would otherwise be payable under this paragraph "First"), and (B) if such sale occurs after the indebtedness outstanding under the Construction Loan Documents is paid in full and prior to the expiration of Lessor's Preference Period, subject to Section 6.4(e), to Lessor up to an amount equal to (1) the lesser of (x) the Stipulated Loss Value, calculated as of the last rental payment date to which basic rent has been paid under the Lease (or, if no Lease is in effect, the date on which the default occurred which resulted in such sale), plus interest on such amount, at the Lease Rate, from such date to the date of such payment, or (y) the Encumbered Value of the Project as of the date of such sale (appropriately reduced to take into account any prior distribution to Lessor pursuant to
               Section 7.2 that, absent such adjustment, would have the effect of causing Lessor to realize a greater recovery of its investment than would otherwise be payable under this clause "First"), minus
                                                                           -----
               (2) the then outstanding indebtedness due Permanent Lender as provided in the Permanent Loan Documents,

                    Second, to Buyer up to an amount equal to the Capacity
               Replacement Charge calculated as of the date of such payment, taking into account any prior modification thereof pursuant to
               Section 5.2 (appropriately reduced to take into account any prior distribution to Buyer pursuant to Section 7.2 that, absent such adjustment, would have the effect of causing Buyer to realize a greater recovery than would otherwise be payable under this clause "Second"),

                    Third, if the indebtedness outstanding under the
               Construction Loan Documents is not paid in full pursuant to paragraph "First" above, to Construction Lender up to an amount equal to the aggregate remaining amount due Construction Lender under the Construction Loan Documents as of the date of such payment, and

                    Fourth, the balance to Project Owner or whosoever is legally entitled thereto.

          (c) In the case of any Succession to Project Owner's interest in the Project described in Section 6.4(b) effected by Buyer after the payment in full of the indebtedness outstanding under the Construction Loan Documents, the Successor to Project

Owner's interest in the Project shall, notwithstanding anything to the contrary contained in the Permanent Loan Documents, have the right, at any time after such Succession, to prepay the indebtedness outstanding under the Permanent Loan Documents, in whole or in multiples of $100,000, without payment of any penalty or premium; provided, however, that in the case of any partial prepayment, and
            --------- -------
after giving effect thereto, the principal amount of the indebtedness outstanding under the Permanent Loan Documents shall not be less than $10,000,000.

          (d)  Notwithstanding anything to the contrary contained in this
Section 6.4, Construction Lender shall not be entitled to receive any Net Proceeds of any sale described in Section 6.4(b)(iii) pursuant to paragraph "First" thereof unless, at the time of such sale, no Succession Undertaking has been delivered by Construction Lender to Buyer pursuant to Section 4.1(b) or 4.2(b) with respect to the Seller's Default referred to in Section 6.4(b).

          (e)  Notwithstanding anything to the contrary contained in this
Section 6.4,

               (i) Lessor shall not be entitled to receive any Net Proceeds of any sale described in Section 6.4(b)(iii) pursuant to paragraph "First" thereof unless at the time of such sale (A) Lessor has an interest in the Project and (B) either (1) the Lease is in effect or the Project is being operated by or is in the possession of a Person other than Lessor or an Affiliate of Lessor pursuant to an Operating Agreement between Lessor and an Independent Operator or (2) no Succession Undertaking has been delivered by Lessor to Buyer pursuant to Section 4.1(b) or 4.2(b) with respect to the Seller's Default referred to in Section 6.4(b) or, if a Succession Undertaking has been delivered by Lessor to Buyer pursuant to Section 4.1(b) and clause (1) above does not apply, either the time within which Lessor may revoke such Succession Undertaking pursuant to Section 4.1(f) has not expired or such Succession Undertaking has been revoked pursuant to Section 4.1(f); and

               (ii) in the event there are any liens, charges or encumbrances on the Project on a parity with or junior to the lien of the Buyer Mortgage at the time of any application of Net Proceeds of any sale described in Section 6.4(b), the amount of any such Net Proceeds to be paid and applied to Lessor pursuant to paragraph "First" of Section 6.4(b)(iii) shall be reduced by an amount equal to the amount of the Net Proceeds of such sale that would have been applied to the payment of the obligations secured thereby absent this Agreement, notwithstanding anything to the contrary at law, in equity or otherwise.

          Section 6.5.  Nature of Obligations.  Except to the extent otherwise
                        ---------------------
expressly provided in Sections 3.1(e) and 6.3(d) or in a Succession Undertaking delivered to Project Lender pursuant to Section 3.1(b) (as contemplated by said
Section 3.1(e)) or Section 4.3, (a) neither Buyer nor any other Successor to Project Owner's interest in the Project shall have any personal liability, under a Succession Undertaking or otherwise, to Project Lender for the performance of Seller's or Lessor's obligations under the Project Loan Documents, it being understood that after a Succession and delivery of a Succession Undertaking pursuant to this Agreement, Project Lender shall look solely to the property encumbered by the Construction Mortgage or the Trust Indenture, as the case may be, for the enforcement of Seller's or Lessor's obligations under the Project Loan Documents, and (b) all agreements and undertakings in favor of Project Lender by Buyer or any other Successor to Project Owner's interest in the Project contained in any Succession Undertaking, or to which Buyer or such other Successor may become subject under the Project Loan Documents, pursuant to
Section 6.1 or otherwise, as a result of a Succession, are made and intended not as personal agreements and undertakings or for the purpose or with the intention of binding it personally but are made and intended for the purpose of binding only the interest in the Project to which Buyer or such other Successor shall succeed upon effecting such Succession.


                                   ARTICLE 7

                            Damage and Condemnation

          Section 7.1. Application of Proceeds to Restoration. (a)
                       --------------------------------------
Notwithstanding anything to the contrary contained in the Operative Documents, in the event of any damage to or destruction of the Project or any part thereof as a result of any casualty ("Damage"), or in the event the Project Site, the Project or any part thereof are taken or damaged as the result of the exercise of the power of eminent domain, or as the result of any other governmental action for which compensation shall be given by any governmental authority ("Condemnation"), all proceeds of insurance required to be maintained pursuant to the Operative Documents and all awards or other compensation payable to Seller, Project Lender, Lessor, Lessee or Buyer in connection with such Damage or Condemnation and, during Lessor's Preference Period, all proceeds of any "business interruption" or "outage expense" insurance required to be maintained pursuant to the Operative Documents (herein, together with any interest and investment earnings thereon and all cash and non-cash proceeds thereof, collectively called "Conversion Proceeds") shall be paid or delivered to Indenture Trustee or any other bank or trust company having an office in the City of New York or the City of Pittsburgh and having a combined capital and surplus aggregating at least $100,000,000 (the Indenture Trustee or such other bank or trust company being herein called the "Depositary") and held by the

Depositary, in trust for application in accordance with the provisions of this Article; provided, however, that so long as no Seller's Default, Project Loan
         --------- -------
Default or Lease Default exists, any Conversion Proceeds aggregating less than $100,000 shall be payable to Seller or Lessee (or, if the Project has been sold by Seller to Lessor and no Lease is in effect, Lessor), as the case may be, for application in accordance with the provisions of the Operative Documents.

          (b) Except to the extent otherwise provided in Section 7.2, all Conversion Proceeds (after deducting therefrom all costs and expenses, including attorneys' fees, incurred in connection with the collection thereof regardless of the particular nature thereof and whether incurred with or without suit) shall be paid to or for the account of Seller or Lessee (or, if the Project has been sold by Seller to Lessor and no Lease is in effect, Lessor), as the case may be, pursuant to Section 7.1(c), for application to the payment of the costs of restoring the Project or the part thereof so damaged (or restoring the portion thereof not so taken to a viable economic unit), including the payment, during Lessor's Preference Period, of all installments of principal of and interest on the indebtedness outstanding under the Project Loan Documents or, if the Lease is in effect, all installments of rent under the Lease as such installments become due until completion of such restoration (collectively, "Restoration Costs"); provided, however, that if a Seller's Default, a Project
                      --------  -------
Loan Default or a Lease Default exists, then, except as otherwise provided in
Section 7.1(e), such Conversion Proceeds shall be held in trust until such Seller's Default, Project Loan Default or Lease Default is cured or waived in accordance with the provisions of the Operative Documents and this Agreement, or, if a Financing Party or Buyer, as the case may be, elects to exercise its remedies under the Operative Documents and effect a Succession to the Defaulting Party's or Project Owner's interest in the Project, as the case may be, in accordance with the provisions of this Agreement, until such Financing Party or Buyer, as the case may be, shall have effected such Succession (unless such Financing Party or Buyer, as the case may be, shall elect to begin restoring the Project itself without effecting such Succession), whereupon such Conversion Proceeds shall be paid to or for the account of Seller, Lessee (or, if the Project has been sold by Seller to Lessor and no Lease is in effect, Lessor), the Successor to the Defaulting Party's or Project Owner's interest in the Project, or such Financing Party or Buyer, as the case may be, pursuant to
Section 7.1(c) for application to the payment of Restoration Costs.

          (c) Any Conversion Proceeds to be paid to or for the account of Seller, Lessee, Lessor, the Successor to a Defaulting Party's or Project Owner's interest in the Project, or such Financing Party or Buyer, as the case may be (herein called a "Restoring Party"), pursuant to Section 7.1(b) shall, except as otherwise provided in Section 7.1(e), be paid to the Restoring

Party, upon request therefor, to pay or reimburse the Restoring Party for Restoration Costs as the work progresses, in each case against receipt by the Depositary of proof satisfactory to it that (i) the Restoring Party has complied with the requirements of Section 7.1(d) and, if the Restoring Party is Seller or Lessee, such other requirements applicable to Seller or Lessee as may be set forth in the Operative Documents, (ii) the work, to the extent performed, has been satisfactorily accomplished, (iii) the amount requested has been paid by or on behalf of the Restoring Party or is justly due to persons who have rendered services or furnished materials in connection with the work, (iv) no mechanic's, materialmen's or similar statutory or other liens or charges have been filed against any property encumbered by the Buyer Mortgage, the Construction Mortgage or the Trust Indenture, as the case may be, and (v) there are no amounts then due and payable to persons who have rendered services or furnished materials in connection with such work other than such as will be discharged in full from the amounts requested. The Depositary shall not be required to apply such Conversion Proceeds as aforesaid unless Buyer, Project Lender and Lessor, or, if they are unable to agree, the Independent Engineer referred to in Section 7.1(d)(ii), shall determine that the amount thereof remaining after payment of the amount requested (together with anticipated interest and investment earnings thereon) will be sufficient to pay in full all Restoration Costs reasonably anticipated to be incurred in connection with such restoration, and the Restoring Party shall promptly deposit with the Depositary the amount of any deficiency, to be held and disbursed by the Depositary in accordance with the provisions of this Section 7.1.

          (d) All restoration work following any Damage or Condemnation shall be subject to the following terms and conditions:

                         (i) no work shall be undertaken unless the Restoring Party shall have procured and paid for all required governmental permits and authorizations of any governmental authorities having jurisdiction in connection therewith;

                         (ii) any work shall be designed, constructed and completed in accordance with plans and specifications prepared by an architect or engineer selected by the Restoring Party and satisfactory to an independent engineering consultant selected by Buyer, Project Lender and Lessor (the "Independent Engineer") and otherwise in accordance with the Design and Construction Standard, and shall be performed by contractors selected by the Restoring Party and approved by the Independent Engineer;

                         (iii) no work involving estimated Restoration Costs of $500,000 or more (exclusive of principal of and interest on the indebtedness outstanding under the Project Loan Documents or, if the Lease is in effect, rent under the Lease) shall be undertaken unless the Independent Engineer shall have certified in writing (which certification shall be given only after consultation with Buyer, Project Lender and Lessor) that the Project or the part thereof so damaged (or the portion thereof not so taken) can be restored substantially to the value and condition thereof immediately prior to such Damage, or, in the case of a Condemnation, to a complete, viable economic unit; and

                         (iv) no work involving estimated Restoration Costs of $500,000 or more (exclusive of principal of and interest on the indebtedness outstanding under the Project Loan Documents or, if the Lease is in effect, rent under the Lease) shall be undertaken unless such work is done pursuant to guaranteed maximum or fixed price contracts with guaranteed completion dates reasonably satisfactory to Buyer, Project Lender and Lessor; provided, however, that if the
                                            --------  -------
          Restoring Party is Buyer, Buyer may, in lieu of such requirement, guarantee completion of such restoration work subject to delays caused by force majeure (including the payment of deficiencies, if any, of Conversion Proceeds to cover Restoration Costs, except to the extent resulting from such delays) pursuant to an instrument reasonably satisfactory to Project Lender and Lessor.

          (e) Notwithstanding anything to the contrary contained in Section 7.1(b) or 7.1(c), during Lessor's Preference Period, the Depositary shall apply monies held in trust pursuant to this Article 7 to the payment of all installments of principal of and interest on the indebtedness outstanding under the Project Loan Documents or, if the Lease is in effect, all installments of rent under the Lease as such installments become due until completion of such restoration; provided, however, that no such monies, other than proceeds of any
             --------  -------
"business interruption" or "outage expense" insurance required to be maintained pursuant to the Operative Documents, shall be so applied (i) to the payment of any such installments of principal of and interest on the indebtedness outstanding under the Project Loan Documents if, at the time in question, Project Lender would not be entitled pursuant to Section 7.2(b) to receive any distribution of Conversion Proceeds described therein if a distribution of Conversion Proceeds were made at such time pursuant to Section 7.2(a), or (ii) to the payment of any such installments of rent under the Lease (to the extent not necessary to pay such installments of principal of and interest on the indebtedness outstanding under the Project Loan Documents) if, at the time in question, Lessor would not be entitled pursuant to Section 7.2(c) to receive any distribution of

Conversion Proceeds described therein if a distribution of Conversion Proceeds were made at such time pursuant to Section 7.2(a). Upon the expiration of Lessor's Preference Period, the balance of any proceeds of any "business interruption" or "outage expense" insurance required to be maintained pursuant to the Operative Documents shall be disbursed to or for the account of Lessor, or as Lessor may direct, it being understood for this purpose that all installments of principal of and interest on the indebtedness outstanding under the Project Loan Documents and all installments of rent under the Lease shall be deemed to have been paid first from such proceeds before the application of any other Conversion Proceeds.

          (f) Upon receipt by the Depositary of a certificate of the Independent Engineer certifying that such restoration is complete, that the Project is ready for operation and that the cost thereof has been paid in full, the balance of any Conversion Proceeds not required to be disbursed pursuant to Sections 7.1(b) and 7.1(e) shall be disbursed first to the Restoring Party to the extent of any funds advanced by the Restoring Party and then to the party legally entitled thereto, or as such party may direct.

          (g) Any monies held by the Depositary pursuant to this Article 7 shall be invested in Permitted Investments (as defined in the Participation Agreement). The Depositary shall have the right to deduct from any Conversion Proceeds its reasonable charges for acting as trustee hereunder.

          Section 7.2.  No Restoration.  (a) If, in the event of any Damage or
                        --------------
Condemnation, (i) Seller or Lessee (or, if the Project has been sold by Seller to Lessor and no Lease is in effect, Lessor) shall fail to restore the Project or, in the case of a Condemnation, the portion thereof not so taken, in the manner and to the extent required by the Operative Documents and this Agreement, or, if not so obligated to restore the Project (or the portion thereof not so taken), shall not have elected to so restore the same, and (ii) neither a Financing Party nor Buyer shall have elected, by notice to each Nondefaulting Party, to exercise its remedies under the Operative Documents and effect a Succession to a Defaulting Party's or Project Owner's interest in the Project, as the case may be, in accordance with the provisions of this Agreement within 180 days after the expiration of all applicable cure periods afforded to each Nondefaulting Party under this Agreement or any Operative Documents by reason of any such failure to restore or failure to elect to restore the same, then, all Conversion Proceeds then held by the Depositary shall be paid and applied as follows:

               First, (A) if such Damage or Condemnation shall occur before the indebtedness outstanding under the Construction Loan Documents is paid in full, subject to Section 7.2(b), to Construction Lender up to an amount equal to (1) prior to the Commencement Date, the aggregate amount due Construction Lender under the Construction Loan Documents as of the date of such payment, or (2) after the Commencement Date, the lesser of such amount or the Encumbered Value of the Project as of the date immediately preceding the date of such Damage or Condemnation (appropriately reduced to take into account any prior distribution to Construction Lender pursuant to Section 5.3(b) or this Section 7.2 that, absent such adjustment, would have the effect of causing Construction Lender to realize a greater recovery of its investment than would otherwise be payable under this paragraph First"); and (B) if such Damage or Condemnation shall occur after the indebtedness outstanding under the Construction Loan Documents is paid in full, subject to Section 7.2(b), to Permanent Lender up to an amount equal to the aggregate amount due Permanent Lender under the Permanent Loan Documents as of the date of such payment,

               Second, if such Damage or Condemnation shall occur after the indebtedness outstanding under the Construction Loan Documents is paid in full and prior to the expiration of Lessor's Preference Period, subject to Section 7.2(c), to Lessor up to an amount equal to (A) the lesser of (1) Stipulated Loss Value, calculated as of the last rental payment date to which basic rent has been paid under the Lease (or, if no Lease is in effect, the date on which the Damage or Condemnation occurred which resulted in such sale), plus interest on such amount, at the Lease Rate, from such date to the date of such payment, or (2) the Encumbered Value of the Project as of the date immediately preceding the date of such Damage or Condemnation (appropriately reduced to take into account any prior distribution to Lessor pursuant to Section 5.3(b) or this Section 7.2 that, absent such adjustment, would have the effect of causing Lessor to realize a greater recovery of its investment than would otherwise be payable under this paragraph "Second"); provided, however, that if such Damage or Condemnation
                     --------  -------
          shall occur during the first five years of Lessor's Preference Period and shall constitute a Total Loss, Lessor shall be entitled to receive up to the amount described in clause (1) above without regard to the limitation described in clause (2) above; minus (B) the amount, if
                                                    -----
          any, paid to Permanent Lender pursuant to paragraph "First" above,

               Third, to Buyer up to an amount equal to the Capacity Replacement Charge calculated as of the date of such payment, taking into account any prior modification thereof pursuant to Section 5.2 (appropriately reduced to take into account any prior distribution pursuant to
          Section 5.3(b) or this Section 7.2 that, absent such adjustment, would have the effect of causing Buyer to realize a greater recovery than would otherwise be payable under this paragraph "Third"),

               Fourth, if the indebtedness outstanding under the Construction Loan Documents is not paid in full pursuant to paragraph "First" above, to Construction Lender up to an amount equal to the aggregate remaining amount due Construction Lender under the Construction Loan Documents as of the date of such payment, and

               Fifth, the balance to Project Owner or whosoever is legally entitled thereto.

          (b)  Notwithstanding anything to the contrary contained in this
Section 7.2, Project Lender shall not be entitled to receive any distribution of Conversion Proceeds described in Section 7.2(a) pursuant to paragraph "First" thereof if, at the time of such distribution, Project Lender has previously delivered to Buyer a Succession Undertaking pursuant to Section 4.1(b) or 4.2(b) with respect to the Seller's Default referred to in Section 7.1(b) and Project Lender shall have defaulted in the performance of any of its obligations thereunder; provided, however, that Project Lender shall be entitled to receive
            --------  -------
any such distribution to which it would otherwise be entitled pursuant to paragraph "Fifth" of Section 7.2(a).

          (c)  Notwithstanding anything to the contrary contained in this
Section 7.2,

               (i) Lessor shall not be entitled to receive any distribution of Conversion Proceeds described in Section 7.2(a) pursuant to paragraph "Second" thereof unless at the time of such distribution (A) Lessor has an interest in the Project and (B) either (1) the Lease is in effect or the Project is being operated by or is in the possession of a Person other than Lessor or an Affiliate of Lessor pursuant to an Operating Agreement between Lessor and an Independent Operator or (2) no Succession Undertaking has been delivered by Lessor to Buyer pursuant to Section 4.1(b) or 4.2(b) with respect to the Seller's Default referred to in Section 7.1(b) or, if a Succession Undertaking has been delivered to Buyer pursuant to Section 4.1(b) and clause (1) above does not apply, either the time within which Lessor may revoke such Succession Undertaking pursuant to Section 4.1(f) has not expired or such Succession Undertaking has been revoked pursuant to Section 4.1(f); and

               (ii) in the event there are any liens, charges or encumbrances on the Project on a parity with or junior to the lien of the Buyer Mortgage at the time of any distribution of Conversion Proceeds described in this

          Section 7.2(a), the amount of any such Conversion Proceeds to be paid and applied to Lessor pursuant to paragraph "Second" of Section 7.2(a) shall be reduced by an amount equal to the amount of the Conversion Proceeds that would have been disbursed for application to the payment of the obligations secured thereby absent this Agreement, notwithstanding anything to the contrary at law, in equity or otherwise.


                                   ARTICLE 8

                                 Miscellaneous

          Section 8.1. Determination of Encumbered Value. The Encumbered Value
                       ---------------------------------
of the Project shall be determined by mutual agreement of Buyer and either Construction Lender (if there shall be indebtedness outstanding under the Construction Loan Agreement) or Lessor (if the indebtedness outstanding under the Construction Loan Agreement is paid in full) within 20 days after any sale of the Project pursuant to Section 5.3(b) or 6.4 or, in the case of any distribution pursuant to Section 7.2 requiring such a determination, within 20 days after either party receives notice of any proposed distribution pursuant thereto, or, failing such agreement, by an appraisal conducted in the following manner: The party desiring such appraisal may serve notice on the other party appointing a person who is a duly qualified engineering and management consultant having not less than 10 years experience in the appraisal of electric generating plants similar in size and capacity to the Project, and the other party within 10 days after service of such notice shall appoint, by notice to the first party, a person having similar qualifications to act as appraiser on its behalf. If the other party fails to notify the first party of the appointment of the second appraiser within said period of time, the second appraiser shall be chosen in the same manner as hereinafter provided for the appointment of a third appraiser where the first two appraisers are unable to agree upon said appointment. If the appraisers so designated are unable to agree as to such value within 30 days after the designation of the second appraiser, they shall appoint a third appraiser having similar qualifications. If such two appraisers are unable to agree on such third appraiser within 10 days after the expiration of such 30 day period, the third appraiser shall be selected by both parties within 10 days thereafter. If the parties do not so agree within such period of time, either party may apply to the Court of Common Pleas of Allegheny County, Pennsylvania, for the appointment of such third appraiser and the other party shall not raise any objection as to the court's full power and jurisdiction to entertain the application and make the appointment. In the event of the failure, refusal or inability to act of any appraiser, his successor shall be appointed within 10 days by the party which originally appointed him (or in the event of such party's failure so to do, or in the case of the third appraiser, his successor shall be appointed in the manner hereinbefore provided). The decision of any two of the appraisers so designated shall be conclusive and binding upon the parties. The proceedings of the appraisers so designated shall be conducted in compliance with the rules of the American Arbitration Association. If two of the appraisers so designated are unable to agree as to such value within 30 days after the designation of the third appraiser, either party may apply to the Court of Common Pleas of Allegheny County, Pennsylvania, for the determination of such value, and neither party shall raise any objection as to the court's full power and jurisdiction to entertain the application and determine such value. Each party shall pay the fees and expenses of the appraiser appointed by such party and the fees and expenses of the third appraiser shall be borne equally by the parties.

          Section 8.2.  Notices.  All notices or other communications
                        -------
(collectively, "notices") which are required or permitted hereunder to be given to any party shall be in writing and shall be deemed sufficiently given if delivered personally or by registered or certified mail, postage prepaid, or tested telex, (a) if to any party hereto, to the address of such party specified above and, in the case of notice to Buyer, with a copy to Allegheny Power Service Corporation, 800 Cabin Hill Drive, Greensburg, Pennsylvania 15601,
Attention: Legal Department; (b) if to Lessor, to the address of Lessor specified in the Lease, with a copy to ____; and (c) if to Permanent Lender, to the address of Permanent Lender specified in or pursuant to the Participation Agreement. Any party may at any time change its address for notices by giving notice of such change, as aforesaid, to the other parties. A notice shall be deemed to have been given as of the date personally delivered or sent by telex or, if mailed, three days after mailing in accordance with this Section
8.2.

          Section 8.3.  Amendments to Operative Documents.  (a) Lessor shall not
                        ---------------------------------
amend or consent to any amendment of the Lease so as to

               (i) shorten or extend the stated time of payment of rent or any other sums payable to Lessor under the Lease, or extend the stated term of the Lease (including any renewal options);

               (ii) change the method of computing Lessor's Cost, Lessor's Net Economic Return or the Stipulated Loss Value specified in the Lease,

               (iii) increase the rent, the Stipulated Loss Value or any other sums payable to Lessor under the Lease (except any adjustments thereto expressly provided for in the Original Lease or in the Participation Agreement solely to maintain Lessor's Net Economic Return) or increase Lessor's Net Economic Return (as anticipated by ____ on the date this Agreement is executed), or

               (iv) otherwise materially and adversely affect the rights of Buyer under Buyer's Documents and this Agreement;

provided, however, that if (A) a Lease Default exists, (B) it is necessary to
--------  -------
avoid a Lease Default, or (C) Lessor enters into a new Lease following any Succession to Lessee's interest in the Project, the rent under the Lease may be increased to an amount not exceeding, as of any rental payment date, the amount specified in Exhibit C hereto and the Stipulated Loss Value may be appropriately adjusted in the manner specified in the Participation Agreement based on such increase in rent. In no event shall the rent under the Lease (including the Original Lease) exceed the amount specified in Exhibit C hereto nor shall the Stipulated Loss Value exceed the amount specified in the definition of such term in Section 1.1.

          (b) Project Lender shall not amend or consent to any amendment of any of the Project Loan Documents so as to

                    (i) shorten or extend the stated time of payment of the principal of or interest on, or any other sums payable in respect of, the indebtedness outstanding under the Project Loan Documents,

                    (ii) increase the rate of interest payable on the indebtedness outstanding under the Project Loan Documents,

                    (iii) increase the amount of principal of or other sums payable in respect of the indebtedness outstanding or committed to be advanced under the Project Loan Documents, or

                    (iv) otherwise materially and adversely affect the rights of Buyer under Buyer's Documents and this Agreement;

            provided, however, that if a Construction Loan Default exists, the
            --------- -------
principal amount of the indebtedness outstanding under the Construction Loan Documents may be increased to an amount not exceeding $__________, or if (A) a Permanent Loan Default exists, (B) it is necessary to avoid a Permanent Loan Default, or (C) Permanent Lender becomes the holder of any indebtedness secured by a lien on and security interest in the interest of Project Owner's Successor in the Project following any Succession to Project Owner's interest in the Project, the amount of any installments of principal of and interest on such indebtedness may be increased to an amount not exceeding, as of any payment date, the amount specified in Exhibit C hereto.

          (c) Neither Construction Lender, Lessor, Permanent Lender nor Seller shall amend or consent to any amendment of any Operative Document so as to materially and adversely affect the rights of Buyer under Buyer's Documents and this Agreement.

          (d) Buyer shall not amend or consent to any amendment of any of Buyer's Documents that would materially and adversely affect the rights of Construction Lender, Lessor or Permanent Lender under the Construction Loan Documents, the Lease or the Permanent Loan Documents, as the case may be, and this Agreement.

          Section 8.4.   Relative Priorities.  The relative priorities of the
                         -------------------
liens of the Construction Mortgage or the Trust Indenture, as the case may be, and the Buyer Mortgage shall, notwithstanding any rights Project Lender or Buyer may have at law, in equity or otherwise absent this Agreement, be determined solely by application of the provisions of this Agreement.

          Section 8.5.   Termination of Purchase Agreement.  If Seller or any
                         ---------------------------------
Financing Party shall be entitled and shall elect to terminate the Purchase Agreement or to effect a Succession to Project Owner's interest in the Project free and clear of Buyer's Documents pursuant to Section 6.4 of the Purchase Agreement, Section 5.5 or 6.3(c) of this Agreement or otherwise, Seller or such Financing Party, as the case may be, shall agree or cause any Successor to Project Owner's interest in the Project as a result of such Succession to agree, pursuant to an instrument in form and substance reasonably satisfactory to Buyer and on behalf of itself and its successors and assigns, and any other Successor to Project Owner's interest shall be deemed to have agreed, that if any electric energy thereafter generated by the Project is sold to Buyer, pursuant to PURPA or otherwise, Buyer shall not be obligated to pay for such energy at a rate per kilowatthour greater than the price specified in Section 1.2 of the Purchase Agreement; provided, however, that if no Event of Default as to Buyer exists at
           --------  ------
the time of such termination, Buyer may pay for such energy at a rate per kilowatthour equal to the lesser of (a) the price specified in Section 1.2 of the Purchase Agreement or (b) the sum of the Variable Energy Cost Rate and 95% of the applicable weekly demand charge (expressed in cents per kilowatthour), as determined by Buyer in its reasonable discretion, specified from time to time in Buyer's short-term tariff filed with the FERC. If any such electric energy is not sold to Buyer, Buyer shall transmit Project Energy from the Interconnection to any electric utility, municipality or other entity interconnected with Buyer (other than any such entities then being supplied energy as a part of APS Demand) as Seller, such Financing Party or such Successor may designate, to the extent sufficient transmission capacity is available and to the extent such transmission is in compliance with the interconnection standards set forth in
Section 35 of the APS Engineering Manual, and is consistent with the operating specifications set forth in the Operations Coordination Agreement, and is consistent with APS Demand, whenever arising, Buyer's other third party transmission arrangements, whenever arising, and Buyer's service obligations under Pennsylvania and Federal law; any such transmission pursuant to this Section in any event to be provided under rate and service conditions similar to those applicable to Buyer's other third-party transmission arrangements, whenever arising, or under such other rates and conditions as may be reasonable under the circumstances, subject to the approval, if any be required, of all regulatory agencies having jurisdiction over such transmission transactions.

          Section 8.6.  No Amendments, Etc.  This Agreement may not be modified,
                        ------------------
amended, terminated or discharged, nor any provisions hereof waived, except by an agreement in writing signed by each of the parties against which enforcement of any such modification, amendment, termination, discharge or waiver is sought

          Section 8.7.  Further Assurances.  Each of the parties hereto shall
                        ------------------
take all such further action, and shall execute and deliver all such further documents or instruments, as any other party hereto may reasonably request in order to carry out the intent of this Agreement; provided, however, that no
                                                 --------- -------
action shall be requested of any party by any other party under this Section, and no party shall take any such action, if such action would materially and adversely affect the rights of any other party under the Operative Documents and this Agreement.

          Section 8.8.  Term.  This Agreement shall continue in effect until all
                        ----
of Seller's obligations under Buyer's Documents shall have been fully performed and discharged or the Purchase Agreement shall have been sooner terminated in accordance with its terms; provided, however, that any provisions of this
                           --------- -------
Agreement applicable to any such termination shall survive such termination. When all of Seller's obligations under Buyer's Documents and this Agreement shall have been fully performed and discharged, and all provisions of this Agreement inuring to the benefit of Buyer shall have been complied with, or, in the event the Project is sold free and clear of Buyer's Documents pursuant to
Section 5.3(b), 5.5 or 6.3(c), when Buyer has received the Net Proceeds to which it is entitled pursuant to such Section or by law, Buyer shall, if requested by Project Owner or any Successor to Project Owner's S interest in the Project or if required by law, execute and deliver to Project Owner or such Successor an instrument, in form for recording, discharging the lien of the Buyer Mortgage.

          Section 8.9.  Successors and Assigns.  The covenants and agreements
                        ----------------------
contained herein shall constitute covenants running with the land and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

          Section 8.10.  Headings.  The introductory captions to the sections
                         --------
hereof are for the convenience of the parties and are not a part of this Agreement, and shall not be used in the interpretation of any provision hereof.

          Section 8.11.  Severability.  If any term or provision of this
                         ------------
Agreement or the application thereof to any Person, entity or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to Persons, entities or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law


          Section 8.12.  Immunities.  (a) Notwithstanding anything to the
                         ----------
contrary contained in this Agreement, all and each of the undertakings and agreements herein made on the part of Owner Trustee are made and intended not as personal undertakings and agreements by Owner Trustee or for the purpose or with the intention of binding it personally but are made and intended for the purpose of binding only the trust estate under the Owner Trust Agreement, and this Agreement is executed and delivered by Owner Trustee solely in the exercise of the powers expressly conferred upon it as trustee under the Owner Trust Agreement; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against Owner Trustee or its successor in trust or ____ on account of any undertaking or agreement hereunder of Owner Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by each party hereto and by all persons claiming by, through or under any such party; provided, however, that Owner Trustee or its successor in
                      --------- -------
trust, as applicable, shall be personally liable in a proper action for damages for its own gross negligence or willful misconduct.

          (b) Notwithstanding anything to the contrary contained in this Agreement, all and each of the undertakings and agreements herein made on the part of Indenture Trustee are made and intended not as personal undertakings and agreements by Indenture Trustee or for the purpose or with the intention of binding it personally but are made and intended for the purpose of binding only the trust estate under the Trust Indenture, and this Agreement is executed and delivered by Indenture Trustee solely in the exercise of the powers expressly conferred upon it as Trustee under the Trust Indenture; and no personal liability or responsibility is assumed hereunder by or shall at any time be enforceable against Indenture Trustee or its successor in trust or the Noteholders on account of any undertaking or agreement hereunder of Indenture Trustee, either expressed or implied, all such personal liability, if any, being expressly waived by each party hereto and by all persons claiming by, through or under any such party; provided, however, that Indenture Trustee or its successor
                      --------  -------
in trust, as
applicable, shall be personally liable in a proper action for damages for its own gross negligence or willful misconduct.

          Section 8.13.  Counterparts.  This Agreement may be executed in any
                         ------------
number of counterparts and each such counterpart shall be deemed to be an original instrument; but all such counterparts together shall constitute but one agreement.

          Section 8.14.  Governing Law.  This Agreement shall be governed by and
                         -------------
construed in accordance with the laws of the Commonwealth of Pennsylvania.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

[SEAL]                                 WEST PENN POWER COMPANY
Attest:

__________________________________     By____________________________________
                    Secretary                         President

[SEAL]                                 MILESBURG ENERGY, INC.
Attest:

__________________________________     By____________________________________

[SEAL]                                 [Construction Lender/Owner
Attest:                                Participant]


__________________________________     By____________________________________

[SEAL]                                 [Owner Trustee]
Attest:


__________________________________     By____________________________________

[SEAL]                                 [Permanent Lender]
Attest:


__________________________________     By____________________________________

[SEAL]                                 [Indenture Trustee]
Attest:

__________________________________     By____________________________________

STATE OF ____________________          )
                                       )  ss:
COUNTY OF ___________________          )


          On this, the ____ day of _______________, 1987, before me, a Notary Public, the undersigned officer, personally appeared ____________________, who acknowledged himself to be the __________________ of WEST PENN POWER COMPANY, a Pennsylvania corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          Given under my hand this ____ day of _____________________, 1986.


                                   __________________________________

[SEAL]

My commission expires:

STATE OF __________________         )
                                    )  ss:
COUNTY OF _________________         )


          On this, the ____ day of ________________, 1987, before me, a Notary Public, the undersigned officer, personally appeared _______________, who acknowledged himself to be the ____________ of MILESBURG ENERGY, INC., a __________________ corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          Given under my hand this ____ day of_________________________ 1986.


                                   ____________________________________
[SEAL]

My commission expires:

STATE OF __________________         )
                                    )  ss:
COUNTY OF _________________         )


On this the ____ day of ________________ 1987, before me, a Notary Public, the undersigned officer, personally appeared ___________________________, who acknowledged himself to be the ________________________ of [Construction
                                                            ------------
Lender/Owner Participant], a _____________ corporation, and that he as such
-------------------------
officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          Given under my hand this ___ day of ___________________________,
1986.

                                   ______________________________________

[SEAL]

My commission expires:

STATE OF __________________         )
                                    )  ss:
COUNTY OF _________________         )


     On this, the ____ day of _________________ , 1987, before me, a Notary Public, the undersigned officer, personally appeared ________________________ who acknowledged himself to be the _____________________ of [Owner Trustee], a
                                                             --------------
___________ corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.



     Given under my hand this ___ day of _______________________________, 1986.

                              ___________________________________________
[SEAL]

My commission expires:

STATE OF __________________         )
                                    )  ss:
COUNTY OF _________________         )


     On this, the ___ day of _________________, 1987, before me, a Notary Public, the undersigned officer, personally appeared ________________________, who acknowledged himself to be the ______________________ of [Permanent
                                                              ---------
Lender], a _________________  corporation, and that he as such officer, being
------
authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     Given under my hand this ___ day of _____________________________________,
1986.

                              ________________________________________________
                              [SEAL]

                              My commission expires:

STATE OF __________________         )
                                    )  ss:
COUNTY OF _________________         )


     On this, the ____ day of _________________, 1987, before me, a Notary Public, the undersigned officer, personally appeared _______________, who acknowledged himself to be the ______________ of [Indenture Trustee],
                                                  -----------------
a ________________ corporation, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     Given under my hand this ___ day of ___________________________________,
1986.

                              ______________________________________________

[SEAL]

My commission expires:

                                                                       EXHIBIT A


                       Legal Description of Project Site
                       ---------------------------------

          [metes, bounds and title reference description of Site (Schedule I of the Mortgage) to be added]

                                                                       EXHIBIT B

                       Schedule of Stipulated Loss Value
                       ---------------------------------


          If no Lease is in effect as of any time of determination, Stipulated Loss Value shall be the product of Lessor's Cost multiplied by the percentage set forth in Column A opposite the semi-annual period in which such determination is made; provided, however, that if the Permanent Notes are not
                       --------- -------
issued in connection with the execution and delivery of the Original Lease, the percentage set forth in Column B shall be used for such calculation.

 Semi-Annual Period
 After Commencement
   Date In Which
Determination Is Made         Column A                   Column B
---------------------         --------                   --------

           1                        %                        %
           2
           3
           4
           5
           6
           7
           8
           9
          10
          11
          12
          13
          14
          15
          16
          17
          18
          19
          20
          21
          22
          23
          24
          25
          26
          27
          28
          29
          30

                                                                       EXHIBIT C

                     Schedule of Maximum Semi-Annual Rent
                               and Debt Service
                    --------------------------------------

                                   Semi -Annual
                                     Payments
   Year                               ($000)
   ----                           --------------
     1                                  $
     2
     3
     4
     5
     6
     7
     8
     9
    10
    11
    12
    13
    14
    15